                                                     Registration Nos. 333-32387
                                                                        811-3050


                As filed with the Commission on  April 26, 1999
                    ______________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [_]
     Pre-Effective Amendment No.  ___                         [_]
     Post-Effective Amendment No.  2                          [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.       21                                   [X]

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT E
                          (Exact Name of Registrant)

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                     300 South State Street, P.O. Box 1456
                            Syracuse, NY 13201-1456
       (Address of Depositor's Principal Executive Officers) (Zip Code)
                                (713) 831-8471
              (Depositor's Telephone Number, including Area Code)

                               Pauletta P. Cohn
                           Associate General Counsel
                        American General Life Companies
                              2727 Allen Parkway
                              Houston, TX  77019
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

[_] Immediately upon filing pursuant to paragraph (b) of Rule 485
[X] On April 30, 1999 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:

Units of interest in American General Life Insurance Company of New York Separate Account E under variable annuity certificates.

                                GENERATIONS(TM)
                   FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP
                         DEFERRED ANNUITY CERTIFICATES
                                  OFFERED BY
              AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK
                             ADMINISTRATIVE CENTER
                   P.O. BOX 1401, HOUSTON, TEXAS 77251-1401
                        1-800-281-8289; 1-713-831-3505

American General Life Insurance Company of New York ("AGNY") is offering, under a group annuity master contract, the flexible payment variable and fixed group deferred annuity certificates (the "Certificates") described in this Prospectus.

You may use AGNY's Separate Account E ("Separate Account") for a variable investment return under the Certificates based on one or more of the following mutual fund series of the Van Kampen Life Investment Trust ("Trust") and the Morgan Stanley Dean Witter Universal Funds, Inc. ("Fund"):

 . Van Kampen Life Investment Trust                    . Morgan Stanley Dean Witter Universal Funds, Inc.
  . Domestic Income Portfolio                           . Asian Equity Portfolio
  . Emerging Growth Portfolio                           . Emerging Markets Equity Portfolio
  . Enterprise Portfolio                                . Equity Growth Portfolio
  . Government Portfolio                                . Global Equity Portfolio
  . Growth and Income Portfolio                         . International Magnum Portfolio
  . Money Market Portfolio                              . Fixed Income Portfolio
  . Morgan Stanley Real Estate Securities Portfolio     . High Yield Portfolio
  . Strategic Stock Portfolio                           . Mid Cap Value Portfolio
                                                        . Value Portfolio

You may also use AGNY's guaranteed interest option. This option currently has one Guarantee Period, with a guaranteed interest rate.

We have designed this Prospectus to provide you with information that you should have before investing in the Certificates. Please read the Prospectus carefully and keep it for future reference.

For additional information about the Certificates, you may request a copy of the Statement of Additional Information (the "Statement") dated April 30, 1999. We have filed the Statement with the Securities and Exchange Commission ("SEC") and have incorporated it by reference into this Prospectus. The "Contents" of the Statement appears at page 51 of this Prospectus. You may obtain a free copy of the Statement if you write or call AGNY's Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019-2191. The telephone number is 1-800-281-8289. You may also obtain the Statement through the SEC's Web site at http://www.sec.gov.

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the Prospectus. Any representation to the contrary is a criminal offense. The Certificates are not available in all states.

This Prospectus is valid only if you also receive current prospectuses of the Van Kampen Life Investment Trust and the Morgan Stanley Dean Witter Universal Funds, Inc.

                   This Prospectus is dated April 30, 1999.

                                   CONTENTS

Definitions................................................................................    4
Fee Table..................................................................................    7
Synopsis of Certificate Provisions.........................................................   10
   Minimum Investment Requirements.........................................................   10
   Purchase Payment Accumulation...........................................................   10
   Fixed and Variable Annuity Payments.....................................................   11
   Changes in Allocations Among Divisions and Guarantee Periods............................   11
   Surrenders and Withdrawals..............................................................   11
   Cancellation Right......................................................................   12
   Death Proceeds..........................................................................   12
   Limitations Imposed by Retirement Plans and Employers...................................   12
   Communications to Us....................................................................   12
   Financial and Performance Information...................................................   13
   Other Information.......................................................................   14
Selected Accumulation Unit Data (Unaudited)................................................   15
Financial Information......................................................................   15
AGNY.......................................................................................   16
Separate Account E.........................................................................   16
The Series.................................................................................   16
   Voting Privileges.......................................................................   18
The Fixed Account..........................................................................   19
   Guarantee Periods.......................................................................   19
   Crediting Interest......................................................................   20
   New Guarantee Periods...................................................................   20
Certificate Issuance and Purchase Payments.................................................   21
   Minimum Requirements....................................................................   21
   Payments................................................................................   22
Owner Account Value........................................................................   22
   Variable Account Value..................................................................   22
   Fixed Account Value.....................................................................   23
Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value...   24
   Transfers...............................................................................   24
   Automatic Rebalancing...................................................................   25
   Surrenders..............................................................................   25
   Partial Withdrawals.....................................................................   26
Annuity Period and Annuity Payment Options.................................................   27
   Annuity Commencement Date...............................................................   27
   Application of Owner Account Value......................................................   27
   Fixed and Variable Annuity Payments.....................................................   27
   Annuity Payment Options.................................................................   28
   Election of Annuity Payment Option......................................................   28
   Available Annuity Payment Options.......................................................   29
   Transfers...............................................................................   31
Death Proceeds.............................................................................   31
   Death Proceeds Before the Annuity Commencement Date.....................................   31


   Death Proceeds After the Annuity Commencement Date......................................   33
   Proof of Death..........................................................................   33
Charges Under the Certificates.............................................................   34
   Premium Taxes...........................................................................   34
   Surrender Charge........................................................................   34
   Transfer Charges........................................................................   36
   Annual Certificate Fee..................................................................   36
   Charge to the Separate Account .........................................................   36
   Miscellaneous...........................................................................   37
   Systematic Withdrawal Plan..............................................................   37
   One-Time Reinvestment Privilege.........................................................   37
   Reduction in Surrender Charges and Administrative Charges...............................   38
Other Aspects of the Certificates..........................................................   38
   Owners, Annuitants and Beneficiaries; Assignments.......................................   38
   Reports.................................................................................   39
   Rights Reserved by Us...................................................................   39
   Payment and Deferment...................................................................   40
Federal Income Tax Matters.................................................................   40
   General.................................................................................   40
   Non-Qualified Certificates..............................................................   41
   Individual Retirement Annuities ("IRAs")................................................   43
   Roth IRAs...............................................................................   45
   Simplified Employee Pension Plans.......................................................   45
   Simple Retirement Accounts..............................................................   45
   Other Qualified Plans...................................................................   46
   Private Employer Unfunded Deferred Compensation Plans...................................   47
   Federal Income Tax Withholding and Reporting............................................   47
   Taxes Payable by AGNY and the Separate Account..........................................   48
Distribution Arrangements..................................................................   48
Services Agreement.........................................................................   49
Legal Matters..............................................................................   49
Year 2000 Considerations...................................................................   49
Other Information on File..................................................................   50
Contents of Statement of Additional Information............................................   51

                                  DEFINITIONS

WE, OUR AND US - American General Life Insurance Company of New York ("AGNY").

YOU AND YOUR - a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Certificate. This is generally the Owner of a Certificate.

ACCOUNT VALUE - the sum of your Fixed Account Value and Variable Account Value after deduction of any fees.

ACCUMULATION UNIT - a measuring unit used in calculating your interest in a Division of Separate Account E before the Annuity Commencement Date.

ADMINISTRATIVE CENTER - our annuity service center to which you should direct all purchase payments, requests, instructions and other communications. Our Administrative Center is located at 2727-A Allen Parkway, Houston, Texas 77019-2191. The mailing address is P.O. Box 1401, Houston, Texas 77251-1401.

ANNUITANT - the person named as Annuitant in the application for a Certificate and on whose life annuity payments may be based.

ANNUITY COMMENCEMENT DATE - the date on which we begin making payments under an Annuity Payment Option, unless you elect a single sum payment instead.

ANNUITY PAYMENT OPTION - one of the ways in which you can request us to make annuity payments to you. An Annuity Payment Option will control the amount of each payment, how often we make payments, and for how long we make payments.

ANNUITY PERIOD - the period of time during which we make annuity payments under an Annuity Payment Option.

ANNUITY UNIT - a measuring unit used to calculate the amount of Variable Annuity Payments.

BENEFICIARY - the person who will receive any proceeds due under a Certificate following the death of an Owner or an Annuitant.

CERTIFICATE - an individual annuity Certificate offered by this Prospectus.

CERTIFICATE ANNIVERSARY - each anniversary of the date of issue of the Certificate.

CERTIFICATE YEAR - each year beginning with the date of issue of the Certificate.

CODE - the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - a person whom you designate under a Non-Qualified Certificate to become the Annuitant if the Annuitant dies before the Annuity Commencement Date and the Contingent Annuitant is alive when the Annuitant dies.

CONTINGENT BENEFICIARY - a person whom you designate to receive any proceeds due under a Certificate following the death of an Owner or an Annuitant, if the Beneficiary has died but the Contingent Beneficiary is alive when the proceeds become payable.

DIVISION - one of the several different investment options into which Separate Account E is divided. Each Division invests in shares of a Series.

FIXED ACCOUNT - the name of the investment option that allows you to allocate purchase payments to AGNY's General Account.

FIXED ACCOUNT VALUE - the sum of your net purchase payments and transfers in the Fixed Account, plus accumulated interest, less any partial withdrawals and transfers you make out of the Fixed Account.

FIXED ANNUITY PAYMENTS - annuity payments that are fixed in amount and do not vary with the investment experience of any Division of Separate Account E.

GENERAL ACCOUNT - all assets of AGNY other than those in Separate Account E or any other legally segregated separate account established by AGNY.

GUARANTEED INTEREST RATE - the rate of interest we credit during any Guarantee Period, on an effective annual basis.

GUARANTEE PERIOD - the period for which we credit a Guaranteed Interest Rate.

HOME OFFICE - our office at the following address and phone number: American General Life Insurance Company of New York, 300 South State Street, P.O. Box 14356, Syracuse, NY 13201-1456, 1-315-471-1121.

INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") - a federal law governing the operations of investment companies such as the Series and the Separate Account.

NON-QUALIFIED - not eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by Sections 401, 403, 408 or 408A of the Code.

OWNER - the holder of record of a Certificate, except that the employer or trustee may be the Owner of the Certificate in connection with a retirement plan.

PARTICIPANT - the Owner of a Certificate.

QUALIFIED - eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by sections 401, 403, 408 or 408A of the Code.

SEPARATE ACCOUNT E - the segregated asset account of AGNY named Separate Account E, which receives and invests purchase payments under the Certificates.

SERIES - an individual portfolio of a mutual fund that you may choose for investment under the Certificates. Currently, the Series are part of either the Van Kampen Life Investment Trust or the Morgan Stanley Dean Witter Universal Funds, Inc.

SURRENDER CHARGE - a charge for sales expenses that we may assess when you surrender a Certificate or receive payment of certain other amounts from a Certificate.

VALUATION DATE - a day when we are open for business. However, a day is not a Valuation Date, if the Series in which a Division invests does not calculate the value of its shares on that day.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next Valuation Date.

VARIABLE ANNUITY PAYMENTS - annuity payments that vary in amount based on the investment earnings and losses of one or more of the Divisions.

VARIABLE ACCOUNT VALUE - the sum of your account values in the Separate Account Divisions. Your account value in a Separate Account Division equals the value of a Division's Accumulation Unit multiplied by the number of Accumulation Units you have in that Division.

WRITTEN - signed, dated, and in a form satisfactory to us and received at our Administrative Center. (See "Synopsis of Certificate Provisions - Communications to Us.") You must use special forms your sales representative or we provide to elect an Annuity Option or exercise your one-time reinvestment privilege.

                                   FEE TABLE

The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under a Certificate. The table reflects expenses of the Separate Account and the Series. We may also deduct amounts for state premium taxes or similar assessments, where applicable.

PARTICIPANT TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.......................    0%
     Maximum Surrender Charge/1/.......................................    6%
     (computed as a percentage of purchase payments surrendered)
     Transfer Fee......................................................  $ 0/2/


ANNUAL CERTIFICATE FEE.................................................  $30

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily net asset value)

     Mortality and Expense Risk Charge................................  1.25%
     Administrative Expense Charge..................................... 0.15%
                                                                        ----
   Total Separate Account Annual Expenses.............................. 1.40%
                                                                        ====



---------------------
/1/ This charge does not apply or is reduced under certain circumstances.  See
    "Surrender Charge."

/2/ This charge is $25 after the 12th transfer during each Certificate Year prior to the Annuity Commencement Date.

/3/ This charge does not apply during the Annuity Period.

The Series' Annual Expenses/1/ (as a percentage of average net assets)

Series                                     Management         Other
------                                     Fees After        Expenses              Annual
                                            Expense       After Expense        Expenses After
                                         Reimbursement    Reimbursement    Expense Reimbursement
                                         --------------   --------------   ---------------------

Domestic Income                              0.01%            0.59%                 0.60%
Emerging Growth                              0.32%            0.53%                 0.85%
Enterprise                                   0.46%            0.14%                 0.60%
Government                                   0.37%            0.23%                 0.60%
Growth and Income                            0.26%            0.49%                 0.75%
Money Market                                 0.11%            0.49%                 0.60%
Morgan Stanley Real Estate Securities        1.00%            0.08%                 1.08%
Strategic Stock                              0.00%            0.65%                 0.65%
Asian Equity                                 0.00%            1.21%                 1.21%
Emerging Markets Equity                      0.00%            1.95%                 1.95%
Equity Growth                                0.09%            0.76%                 0.85%
Global Equity                                0.32%            0.83%                 1.15%
International Magnum                         0.15%            1.00%                 1.15%
Fixed Income                                 0.06%            0.64%                 0.70%
High Yield                                   0.15%            0.65%                 0.80%
Mid Cap Value                                0.23%            0.82%                 1.05%
Value                                        0.08%            0.77%                 0.85%

---------------------
/1/ Management fees and other expenses would have been the percentages shown in the following table without certain voluntary expense reimbursements from the investment adviser.

                                        Management                  Other            Total Annual
                                           Fees                    Expenses            Expenses
                                        ----------                 --------          ------------
Domestic Income                            0.50%                     0.59%                1.09%
Emerging Growth                            0.70%                     0.53%                1.23%
Enterprise                                 0.50%                     0.14%                0.64%
Government                                 0.50%                     0.23%                0.73%
Growth and Income                          0.60%                     0.49%                1.09%
Money Market                               0.50%                     0.49%                0.99%
Morgan Stanley Real Estate Securities      1.00%                     0.08%                1.08%
Strategic Stock                            0.50%                     0.75%                1.25%
Asian Equity                               0.80%                     2.00%                2.80%
Emerging Markets Equity                    1.25%                     2.20%                3.45%
Equity Growth                              0.55%                     0.76%                1.31%
Global Equity                              0.80%                     0.83%                1.63%
International Magnum                       0.80%                     1.00%                1.80%
Fixed Income                               0.40%                     0.64%                1.04%
High Yield                                 0.50%                     0.65%                1.15%
Mid Cap Value                              0.75%                     0.82%                1.57%
Value                                      0.55%                     0.77%                1.32%

Example      The following expenses would apply to a $1,000 investment at the
-------      end of the applicable time period, if you surrender your
             Certificate (or if you annuitize under circumstances where you owe a surrender charge)/2/, and if you assume a 5% annual return on assets:

If all amounts are invested
in one of the following Series         1 year     3 years    5 years   10 years
------------------------------         ------     -------    -------   --------
Domestic Income                         $  75      $ 110      $ 147      $ 239
Emerging Growth                         $  78      $ 118      $ 160      $ 265
Enterprise                              $  75      $ 110      $ 147      $ 239
Government                              $  75      $ 110      $ 147      $ 239
Growth and Income                       $  77      $ 114      $ 155      $ 255
Money Market                            $  75      $ 110      $ 147      $ 239
Morgan Stanley Real Estate Securities   $  80      $ 124      $ 172      $ 288
Strategic Stock                         $  76      $ 111      $ 150      $ 245
Asian Equity                            $  81      $ 128      $ 178      $ 301
Emerging Markets Equity                 $  89      $ 150      $ 214      $ 370
Equity Growth                           $  78      $ 118      $ 160      $ 265
Global Equity                           $  81      $ 127      $ 175      $ 295
International Magnum                    $  81      $ 127      $ 175      $ 295
Fixed Income                            $  76      $ 113      $ 152      $ 250
High Yield                              $  77      $ 116      $ 158      $ 260
Mid Cap Value                           $  80      $ 124      $ 170      $ 285
Value                                   $  78      $ 118      $ 160      $ 265

Example      The following expenses would apply to a $1,000 investment at the
-------      end of the applicable time period, if you do not surrender your
                                                          ---
             Certificate (or if you annuitize under circumstances where a surrender charge is not payable)/2/, and if you assume a 5% annual return on assets:

If all amounts are invested
in one of the following Series         1 year     3 years    5 years   10 years
------------------------------         ------     -------    -------   --------
Domestic Income                         $  75      $ 110      $ 147      $ 239
Domestic Income                         $  21      $  65      $ 111      $ 239
Emerging Growth                         $  24      $  73      $ 124      $ 265
Enterprise                              $  21      $  65      $ 111      $ 239
Government                              $  21      $  65      $ 111      $ 239
Growth and Income                       $  23      $  69      $ 119      $ 255
Money Market                            $  21      $  65      $ 111      $ 239
Morgan Stanley Real Estate Securities   $  26      $  79      $ 136      $ 288
Strategic Stock                         $  22      $  66      $ 114      $ 245
Asian Equity                            $  27      $  83      $ 142      $ 301
Emerging Markets Equity                 $  35      $ 105      $ 178      $ 370
Equity Growth                           $  24      $  73      $ 124      $ 265
Global Equity                           $  27      $  82      $ 139      $ 295
International Magnum                    $  27      $  82      $ 139      $ 295
Fixed Income                            $  22      $  68      $ 116      $ 250
High Yield                              $  23      $  71      $ 122      $ 260
Mid Cap Value                           $  26      $  79      $ 134      $ 285
Value                                   $  24      $  73      $ 124      $ 265

-------------------------
/2/ See "Surrender Charge" for a description of the circumstances when you may be required to pay the Surrender Charge under annuitization.

The examples are not a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. The examples assume an estimated average Account Value of $40,000 for each of the Divisions.

                      SYNOPSIS OF CERTIFICATE PROVISIONS

You should read this synopsis together with the other information in this Prospectus.

The purpose of the Certificates is to provide retirement benefits through:

    . the accumulation of purchase payments on a fixed or variable basis; and

    . the application of such accumulations to provide Fixed or Variable Annuity
      Payments.

MINIMUM INVESTMENT REQUIREMENTS

Your initial purchase payment must be at least $5,000. The amount of any subsequent purchase payment that you make must be at least $100. If your Account Value falls below $500, we may cancel your Certificate and treat it as a full surrender. We also may transfer funds, without charge, from a Division (other than the Money Market Division) or Guarantee Period under your Certificate to the Money Market Division, if the Account Value of that Division or Guarantee Period falls below $500. (See "Certificate Issuance and Purchase Payments.")

PURCHASE PAYMENT ACCUMULATION

We accumulate purchase payments on a variable or fixed basis until the Annuity Commencement Date.

For variable accumulation, you may allocate part or all of your Account Value to one or more of the 17 available Divisions of the Separate Account. Each Division invests solely in shares of one of 17 corresponding Series. (See "The Series.") The value of accumulated purchase payments allocated to a Division increases or decreases, as the value of the investments in a Series' shares increases or decreases, subject to reduction by charges and deductions. (See "Variable Account Value.")

For fixed accumulation, you may allocate part or all of your Account Value to one or more of the Guarantee Periods available in our Fixed Account at the time you make your allocation. Each Guarantee Period is for a different period of time and has a different Guaranteed Interest Rate. The value of accumulated purchase payments increases at the Guaranteed Interest Rate applicable to that Guarantee Period. (See "The Fixed Account.")

Over the lifetime of your Certificate, you may allocate part or all of your Account Value to no more than 18 Divisions and Guarantee Periods. This limit includes those Divisions and Guarantee Periods from which you have either transferred or withdrawn all of your Account Value previously allocated to such Divisions or Guarantee Periods.

FIXED AND VARIABLE ANNUITY PAYMENTS

You may elect to receive Fixed or Variable Annuity Payments or a combination of Payments beginning on the Annuity Commencement Date. Fixed Annuity Payments are periodic payments from AGNY in a fixed amount guaranteed by AGNY. The amount of the Payments will depend on the Annuity Payment Option chosen, the age and, in some cases, the gender of the Annuitant, and the total amount of Account Value applied to the fixed Annuity Payment Option.

Variable Annuity Payments are similar to Fixed Annuity Payments, except that the amount of each periodic payment from AGNY will vary reflecting the net investment return of the Division or Divisions you selected under your variable Annuity Payment Option. The payment for a given month will exceed the previous month's payment, if the net investment return for a given month exceeds the assumed interest rate used in the Certificate's annuity tables. The monthly payment will be less than the previous payment, if the net investment return for a month is less than the assumed interest rate. The assumed interest rate used in the Certificate's annuity tables is 3.5%. AGNY may offer other forms of the Certificate with a lower assumed interest rate and reserves the right to discontinue the offering of the higher interest rate form of Certificate. (See "Annuity Period and Annuity Payment Options.")

CHANGES IN ALLOCATIONS AMONG DIVISIONS AND GUARANTEE PERIODS

Before the Annuity Commencement Date, you may change your allocation of future purchase payments to the various Divisions and Guarantee Periods, without charge.

In addition, you may reallocate your Account Value among the Divisions and Guarantee Periods before the Annuity Commencement Date. However, you are limited in the amount that you may transfer out of a Guarantee Period. See "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers," for these and other conditions of transfer.

After the Annuity Commencement Date, you may make transfers from a Division to another Division or to a fixed Annuity Payment Option. However, you may not make transfers from a fixed Annuity Payment Option. (See "Annuity Period and Annuity Payment Options - Transfers.")

SURRENDERS AND WITHDRAWALS

You may make a total surrender of or partial withdrawal from your Certificate at any time before the Annuity Commencement Date by Written request to us. A surrender or partial withdrawal may require you to pay a Surrender Charge, and some surrenders and withdrawals may require you to pay tax penalties. (See "Surrenders and Partial Withdrawals.")

CANCELLATION RIGHT

You may cancel your Certificate by delivering it or mailing it with a Written cancellation request to our Administrative Center or to your sales representative, before the close of business on the 10th day after you receive the Certificate. If you send the items by mail, properly addressed and postage prepaid, we will consider them received at our Administrative Center on the date we actually receive them.

We will refund to you the sum of:

    . any purchase payments allocated to a Guarantee Period of the Fixed
      Account,

    . your Account Value allocated to the Divisions of the Separate Account; and

    . any additional amount deducted for premium taxes.

DEATH PROCEEDS

If the Annuitant or Owner dies before the Annuity Commencement Date, we will pay a benefit to the Beneficiary. (See "Death Proceeds Before the Annuity Commencement Date.")

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

An employer or trustee who is the Owner under a retirement plan may limit certain rights you would otherwise have under a Certificate. These limitations may restrict total and partial withdrawals, the amount or timing of purchase payments, the start of annuity payments, and the type of Annuity Payment Options that you may select. You should familiarize yourself with the provisions of any retirement plan in which a Certificate is used. We are not responsible for monitoring or assuring compliance with the provisions of any retirement plan.

COMMUNICATIONS TO US

You should include, in communications to us, your Certificate number, your name, and, if different, the Annuitant's name. You may direct communications to the addresses and phone numbers on the first page of this Prospectus.

Unless the Prospectus states differently, we will consider purchase payments or other communications to be received at our Administrative Center on the date we actually receive them, if they are in proper form. However, we will consider purchase payments to be received on the next Valuation Date if we receive them
(1) after the close of regular trading on the New York Stock Exchange or (2) on a date that is not a Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

We include financial statements of AGNY and Separate Account E in the Statement of Additional Information (see "Contents of Statement of Additional Information."). The Separate Account financial statements include information about the Divisions that invest in the Trust and the Fund.

From time to time, the Separate Account may include in advertisements and other sales materials several types of performance information for the Divisions. This information may include "average annual total return," "total return," and "cumulative total return." The Domestic Income Division, the Government Division, and the Growth and Income Division may also advertise "yield." The Money Market Division may advertise "yield" and "effective yield."

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular Owner. Additional information concerning a Division's performance appears in the Statement.

Total Return and Yield Quotations. Average annual total return, total return, and cumulative total return figures measure the net income of a Division and any realized or unrealized gains or losses of the underlying investments in the Division, over the period stated. Average annual total return figures are annualized and represent the average annual percentage change in the value of an investment in a Division over the period stated. Total return figures are also annualized, but do not, as described below, reflect deduction of any applicable Surrender Charge or Annual Certificate Fee. Cumulative total return figures represent the cumulative change in value of an investment in a Division for various periods stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market Division), expressed as a percentage of the value of the Division's Accumulation Units. Yield is an annualized figure, which means that we assume that the Division generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Division similarly, but include the increase due to assumed compounding. The Money Market Division's effective yield will be slightly higher than its yield due to this compounding effect.

Average annual total return figures reflect deduction of all recurring charges and fees applicable under the Certificate to all Owner accounts, including the following:

    . the Mortality and Expense Risk Charge,

    . the Administrative Expense Charge,

    . the applicable Surrender Charge that may be charged at the end of the period in question; and

    . a prorated portion of the Annual Certificate Fee.

Yield, effective yield, total return, and cumulative total return figures do not reflect deduction of any Surrender Charge that we may impose upon partial withdrawal, and thus may be higher than if such charge were deducted. Total return and cumulative total return figures also do not reflect deduction of the Annual Certificate Fee.

Division Performance. The investment performance for each Division that invests in a corresponding Series will reflect the investment performance of that Series for the periods stated. This information appears in the Statement. For periods before the date the Certificates became available, we calculate the performance information for a Division on a hypothetical basis. In so doing, we reflect deductions of current Separate Account fees and charges under the Certificate from the historical performance of the corresponding Series. We may waive or reimburse certain fees or charges applicable to the Certificate. Such waivers or reimbursements will affect each Division's performance results.

Information about the experience of the investment advisers to the Series of the Fund appears in the prospectus for the Fund.

AGNY may also advertise or report to Owners its ratings as an insurance company by the A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F.

AGNY may also advertise or report to Owners its ratings as to claims-paying ability by the Standard & Poor's Corporation. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

AGNY may additionally advertise its ratings as to claims-paying ability by the Duff & Phelps Credit Rating Co. A Duff & Phelps claims paying ability rating is an assessment of a company's insurance claims-paying ability. Duff & Phelps' ratings range from AAA to CCC.

Current ratings from A.M. Best, Standard & Poor's, and Duff & Phelps may be used from time to time in any advertising about the Certificates, as well as in any reports that publish the ratings.

The ratings reflect the claims-paying ability and financial strength of AGNY. They are not a rating of investment performance that purchasers of insurance products funded through separate accounts, such as the Separate Account, have experienced or are likely to experience in the future.

OTHER INFORMATION

AGNY may also advertise endorsements from organizations, individuals or other parties that recommend AGNY or the Certificates. AGNY may occasionally include in advertisements (1) comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or (2) discussions of alternative investment vehicles and general economic conditions.

                  SELECTED ACCUMULATION UNIT DATA (UNAUDITED)

The following table shows the Accumulation Unit value for the Divisions available with the Certificates on the date purchase payments were first allocated to each Division. It also shows the Accumulation Unit value and the number of Accumulation Units outstanding at the end of each calendar year since each Division began operations.

                                           Accumulation    Accumulation   Accumulation
                                            Unit Values    Unit Values       Units
                                           (Beginning of        at        Outstanding
 Division                                     Period)*      12/31/98      at 12/31/98
----------------------------------------   -------------   ------------   ------------
Domestic Income                               -------        -------         -------
Emerging Growth                               $ 8.880409     $10.774577      4,598.967
Enterprise                                    $16.977333     $21.251787         58.902
Government                                    -------        -------         -------
Growth and Income                             $ 6.788384     $ 6.947231      5,632.192
Money Market                                  -------        -------         -------
Morgan Stanley Real Estate Securities         $ 8.779844     $ 7.783358        569.486
Strategic Stock                               $ 5.754911     $ 5.874872        868.823
Asian Equity                                  -------        -------         -------
Emerging Markets Equity                       -------        -------         -------
Equity Growth                                 $ 6.961315     $ 7.342165     22,532.710
Global Equity                                 $ 6.490724     $ 6.608795     17,827.453
International Magnum                          $ 6.178850     $ 5.715484      8,151.228
Fixed Income                                  -------        -------        -------
High Yield                                    -------        -------        -------
Mid Cap Value                                 $ 7.030381     $ 7.529628     12,432.065
Value                                         $ 6.347456     $ 5.599234     10,620.681

-----------------------------
* The dates when the Divisions commenced operations are as follows: Growth & Income, Morgan Stanley Real Estate Securities, Strategic Stock, and Value Portfolios, May 5, 1998; Emerging Growth, Equity Growth, and Mid Cap Value Portfolios, May 28, 1998; Global Equity and International Magnum Portfolios, June 24, 1998; Enterprise Portfolio, September 9, 1998. No information appears in the chart for those Divisions which had not commenced operations (received a purchase payment allocation or a transfer of Accumulation Value) by December 31, 1998.

                             FINANCIAL INFORMATION

The financial statements of AGNY appear in the Statement. Please see the first page of this Prospectus for information on how to obtain a copy of the Statement. You should consider the financial statements of AGNY only as bearing on the ability of AGNY to meet its contractual obligations under the Certificates. The financial statements do not bear on the investment performance of the Separate Account. (See "Contents of Statement of Additional Information.")

The financial statements of the Generations Divisions of Separate Account E also appear in the Statement. They provide financial information about the Generations Divisions which invest in the Series of the Trust and the Fund. (See "Contents of Statement of Additional Information.")

                                     AGNY

AGNY is a stock life insurance company, the predecessor of which was organized under the laws of the State of New York in 1953. AGNY is an indirect, wholly owned subsidiary of American General Corporation, a diversified financial services holding company engaged primarily in the insurance business. The commitments under the Certificates are AGNY's, and American General Corporation has no legal obligation to back those commitments.

                              SEPARATE ACCOUNT E

AGNY established Separate Account E on February 15, 1979. From 1992 until the commencement of the offering of the Certificates described in the Prospectus, Separate Account E was inactive, funding no Contracts or Certificates and holding no assets. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each Division of the Separate Account is part of AGNY's general business, and the assets of the Separate Account belong to AGNY. Under New York law and the terms of the Certificates, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that AGNY may conduct. These assets will be held exclusively to meet AGNY's obligations under variable annuity Certificates. Furthermore, AGNY credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of AGNY.

                                  THE SERIES

The Separate Account has 17 Divisions funding the variable benefits under the Certificates. These Divisions invest in shares of eight separate investment Series of the Trust and nine separate Series of the Fund.

The Trust and the Fund offer shares of these Series, without sales charges, exclusively to insurance company variable annuity and variable life insurance separate accounts and not directly to the public. The Trust and the Fund also offer shares to variable annuity and variable life insurance separate accounts of insurers that are not affiliated with AGNY.

We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict.

For example, violation of the federal tax laws by one separate account investing in the Trust or the Fund could cause the contracts or certificates funded through another separate account to lose their tax deferred status. Such a result might require us to take remedial action. A separate account may have to withdraw its participation in the Trust or the Fund, if a material irreconcilable conflict arises between or among separate accounts. In such event, the Trust or the Fund may have to liquidate portfolio securities at a loss to pay for a separate account's redemption of Trust or Fund shares. At the same time, the Trust's Board of Trustees, the Fund's Board of Directors and we will monitor events for any material irreconcilable conflicts that may possibly arise and determine what action, if any, to take to remedy or eliminate the conflict.

We automatically reinvest any dividends or capital gain distributions that we receive on shares of the Series held under Certificates. We reinvest at the Series' net asset value on the date payable. Dividends and distributions will reduce the net asset value of each share of the corresponding Series and increase the number of shares outstanding of the Series by an equivalent value. However, these dividends and distributions do not change your Account Value.

The names of the Series of the Trust in which the available Divisions invest are as follows:

    Van Kampen Life Investment Trust
    --------------------------------

       Domestic Income Portfolio
       Emerging Growth Portfolio
       Enterprise Portfolio
       Government Portfolio
       Growth and Income Portfolio
       Money Market Portfolio
       Morgan Stanley Real Estate Securities Portfolio
       Strategic Stock Portfolio

Van Kampen Asset Management, Inc. is the investment adviser of each Series of the Trust. Van Kampen Funds Inc. is the distributor of shares of each Series of the Trust.

The names of the Series of the Fund in which the available Divisions invest are as follows:

    Morgan Stanley Dean Witter Universal Funds, Inc.
    ------------------------------------------------

       Asian Equity Portfolio
       Emerging Markets Equity Portfolio
       Equity Growth Portfolio
       Global Equity Portfolio
       International Magnum Portfolio
       Fixed Income Portfolio
       High Yield Portfolio
       Mid Cap Value Portfolio
       Value Portfolio

Morgan Stanley Dean Witter Investment Management Inc. is the investment adviser of the Asian Equity, Emerging Markets Equity, Equity Growth, Global Equity, and International Magnum Portfolios. (On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. The investment advisor continues to use the name Morgan Stanley Asset Management, in some instances.) Miller Anderson & Sherrerd, LLP is the investment adviser of the Fixed Income, High Yield, Mid Cap Value and Value Portfolios. Morgan Stanley & Co. Incorporated is the distributor of shares of each Series of the Fund.

The investment advisers and the distributors are all wholly-owned subsidiaries of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

Before selecting any Division, you should carefully read the prospectus. The prospectus provides more complete information about the Series in which that Division invests, including investment objectives and policies, charges and expenses.

You can find information about the investment performance of the Series of the Trust in the Statement. You can find information about the experience of the investment advisers to the Series of the Fund in the prospectus for the Fund. You may obtain additional copies of a prospectus by contacting AGNY's Administrative Center at the addresses and phone numbers on the first page of this Prospectus. When making your request, please indicate the names of the Series in which you are interested.

High yielding fixed-income securities, such as those in which the Domestic Income Portfolio and the High Yield Portfolio invest, are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. You should carefully read about these Series in the Trust and Fund prospectuses and related statements of additional information and consider your ability to assume the risks of making an investment in the Divisions that invest in them.

VOTING PRIVILEGES

The following people may give us voting instructions for Series shares held in the Separate Account Divisions attributable to their Certificate:

    . You, as the Owner, before the Annuity Commencement Date; and

    . The Annuitant or other payee, during the Annuity Period.

We will vote according to such instructions at meetings of shareholders of the Series.

We will determine who is entitled to give voting instructions and the number of votes for which they may give directions as of the record date for a meeting. We will calculate the number of votes in fractions. We will calculate the number of votes for any Series as follows:

    . For each Owner before the Annuity Commencement Date, we will divide (1) the Owner's Variable Account Value invested in the corresponding Division by (2) the net asset value of one share of that Series.

    . For each Annuitant or payee during the Annuity Period, we will divide (1) our liability for future Variable Annuity Payments to the Annuitant or payee by (2) the value of an Annuity Unit. We will calculate our liability for future Variable Annuity Payments based on the mortality assumptions and the assumed interest rate that we use in determining the number of Annuity Units under a Certificate and the value of an Annuity Unit.

We will vote all shares of each Series owned by the Separate Account as follows:

    . Shares for which we receive instructions, in accordance with those instructions; and

    . Shares for which we receive no instructions, in the same proportion as the shares for which we receive instructions.

Shares of each Series may be owned by separate accounts of insurance companies other than us. We understand that each Series will see that all insurance companies vote shares uniformly.

We believe that our voting instruction procedures comply with current federal securities law requirements. However, we reserve the right to modify these procedures to conform with legal requirements and interpretations that are put in effect or modified from time to time.


                               THE FIXED ACCOUNT

Amounts in the Fixed Account or supporting Fixed Annuity Payments become part of our General Account. We have not registered interests in the General Account under the Securities Act of 1933, and we have not registered the General Account as an investment company under the 1940 Act, based on federal law exclusion and exemption. The staff of the Securities and Exchange Commission has advised us that it has not reviewed the disclosures in this Prospectus that relate to the Fixed Account or Fixed Annuity Payments. At the same time, we have legal responsibility for the accuracy and completeness of this Prospectus.

Our obligations for the Fixed Account are legal obligations of AGNY. Our General Account assets support these obligations. These General Account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Fixed Account are the property of AGNY. Owners have no legal rights in such investments.

GUARANTEE PERIODS

Account Value that the Owner allocates to the Fixed Account earns a Guaranteed Interest Rate beginning with the date of the allocation. This Guaranteed Interest Rate continues for the number of months or years that the Owner selects from among the Guarantee Periods that we offer at that time.

At the end of a Guarantee Period, we will allocate your Account Value in that Guarantee Period, including interest you have earned, to a new Guarantee Period of the same length. In the alternative, the Owner may submit a Written request to us to allocate this amount to a different Guarantee Period or Periods or to one or more of the Divisions of the Separate Account. We must receive this Written request at least three business days before the end of the Guarantee Period.

We will contact the Owner regarding the scheduled Annuity Commencement Date, if the Owner has not provided the necessary Written request and the renewed Guarantee Period extends beyond the scheduled Annuity Commencement Date. If the Owner elects to annuitize in this case, we may waive the Surrender Charge. (See "Annuity Payment Options" and "Surrender Charge.")

The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guarantee Period. We will notify the Owner in writing at least 15 days and not more than 45 days before the end of any Guarantee Period.

If the Owner's Account Value in a Guarantee Period is less than $500, we reserve the right to transfer, without charge, the balance to the Money Market Division at the end of that Guarantee Period. However, we will transfer such balance to a Division selected by the Owner, if we have received Written instructions to transfer such balance to that Division.

CREDITING INTEREST

We declare the Guaranteed Interest Rates from time to time as market conditions dictate. We tell an Owner the Guaranteed Interest Rate for a chosen Guarantee Period at the time we receive a purchase payment, make a transfer, or renew a Guarantee Period. We may credit a different interest rate to one Guarantee Period than to another Guarantee Period that is the same length but that began on a different date. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.

Proceeds from an exchange, rollover or transfer will accrue interest, if you allocate them to the Fixed Account within 60 days following the date of application for a Certificate. We credit interest to such proceeds during the Guarantee Period. We will calculate interest at a rate that is the higher of:
(1) the current interest rate we use on the date of application for the Guarantee Period selected; or (2) the current interest rate we use on the date we receive the proceeds. Proceeds that we receive more than 60 days after the date the application is signed will receive interest at the rate in effect on the date we receive the proceeds. The interest rate we use remains in effect for the duration of the Guarantee Period.

AGNY's management makes the final determination of the Guaranteed Interest Rates to be declared. AGNY cannot predict or assure the level of any future Guaranteed Interest Rates in excess of the minimum Guaranteed Interest Rate stated in your Certificate.

You may obtain information concerning the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time from your sales representative or from the addresses or telephone numbers on the first page of this Prospectus.

NEW GUARANTEE PERIODS

Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period for that amount. That new Guarantee Period will earn a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Certificate.

We may offer one or more Guarantee Periods with a required dollar cost averaging feature. (See "Transfers.") Currently, we make available a one-year Guarantee Period and no others. However, we reserve the right to change the Guarantee Periods that we are making available at any time, except that we will always make available a one-year Guarantee Period.

                  CERTIFICATE ISSUANCE AND PURCHASE PAYMENTS

We issue the Certificates under a group annuity master contract that we have issued to the trustee of a group trust. We established the group trust under Delaware law. The master contract provides for rights under the Certificates and further provides that nothing in the master contract will invalidate or impair any right granted to an Owner. The master contract does not provide any material ownership rights to the master contract owner and, in particular, does not authorize the master contract owner to surrender the master contract.

The minimum initial purchase payment is $5,000. The minimum subsequent purchase payment is $100. We reserve the right to modify these minimums at our discretion.

Your application to purchase a Certificate must be on a Written application that we provide and that you sign. AGNY and Van Kampen Funds Inc., as distributor of the Certificates, may agree on a different medium or format for the application. When a purchase payment accompanies an application to purchase a Certificate and you have properly completed the application, we will either:

    . process the application, credit the purchase payment, and issue the Certificate, or

    . reject the application and return the purchase payment within two
      Valuation Dates after receipt of the application at our Administrative Center.

If you have not completed the application or have not completed it correctly, we will request additional documents or information within five Valuation Dates after receipt of the application at our Administrative Center.

If we have not received a correctly completed application within five Valuation Dates after receipt of the purchase payment at our Administrative Center, we will return the purchase payment immediately. However, you may specifically consent to our retaining the purchase payment until you complete the application. In that case, we will credit the initial purchase payment as of the end of the Valuation Period in which we receive, at our Administrative Center, the last information required to process the application.

We will credit subsequent purchase payments as of the end of the Valuation Period in which we receive them and any required Written information at our Administrative Center.

We reserve the right to reject any application or purchase payment for any reason.

MINIMUM REQUIREMENTS

If your Account Value in any Division falls below $500 because of a partial withdrawal from the Certificate, we reserve the right to transfer, without charge, the remaining balance to the Money Market Division.

If your Account Value in any Division falls below $500 because of a transfer to another Division or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the investment option or options to which the transfer was made.

We will waive these minimum requirements for transfers under the automatic rebalancing program. (See "Automatic Rebalancing.")

If your total Account Value falls below $500, we may cancel the Certificate. We consider such a cancellation a full surrender of the Certificate. We will provide you with 60 days advance notice of any such cancellation.

So long as the Account Value does not fall below $500, you do not have to make further purchase payments. You may, however, elect to make subsequent purchase payments at any time before the Annuity Commencement Date, if the Owner and Annuitant are still living.

PAYMENTS

You should make checks for subsequent purchase payments payable to American General Life Insurance Company of New York and forward them directly to our Administrative Center. We also accept purchase payments by wire or by exchange from another insurance company. You may obtain further information about how to make purchase payments by either of these methods from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus.

You may make purchase payments pursuant to employer sponsored plans only with our agreement.

Your purchase payments begin to earn a return in the Divisions of the Separate Account or the Guarantee Periods of the Fixed Account as of the date we credit the purchase payments to your Certificate. In your application form, you select (in whole percentages) the amount of each purchase payment that you are allocating to each Division and Guarantee Period. You can change these allocation percentages at any time by Written notice to us.


                              OWNER ACCOUNT VALUE

Before the Annuity Commencement Date, your Account Value under a Certificate is the sum of your Variable Account Value and Fixed Account Value, as discussed below.

VARIABLE ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

    . Your Variable Account Value is the sum of your Variable Account Values in each Division of the Separate Account.

    . Your Variable Account Value in a Division is the product of the number of your Accumulation Units in that Division multiplied by the value of one such Accumulation Unit as of that Valuation Date.

There is no guaranteed minimum Variable Account Value. To the extent that your Account Value is allocated to the Separate Account, you bear the entire investment risk.

We credit you accumulation Units in a Division when you allocate purchase payments or transfer amounts to that Division. Similarly, we redeem Accumulation Units when you transfer or withdraw amounts from a Division or when we deduct for charges under the Certificate. We determine the value of these Accumulation Units at the end of the Valuation Date on which we make the credit or charge.

The value of an Accumulation Unit for a Division on any Valuation Date is equal to the previous value of that Division's Accumulation Unit multiplied by that Division's net investment factor for the Valuation Period ending on that Valuation Date.

The net investment factor for a Division is determined by dividing (1) the net asset value per share of the Series shares held by the Division, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made for the Series' shares held by the Division during the current Valuation Period, by (2) the net asset value per share of the Series' shares held in the Division determined at the end of the previous Valuation Period. We then subtract from that result a factor representing the mortality risk, expense risk and administrative expense charge.

FIXED ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

    . Your Fixed Account Value is the sum of your Fixed Account Value in each
      Guarantee Period.

    . Your Fixed Account Value in any Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period, less
      (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

AGNY guarantees the Fixed Account Value. AGNY bears the investment risk for amounts allocated to the Fixed Account, except to the extent that AGNY may vary the Guaranteed Interest Rate for future Guarantee Periods (subject to the minimum Guaranteed Interest Rate stated in your Certificate).

            TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL
                       WITHDRAWAL OF OWNER ACCOUNT VALUE

TRANSFERS

You can transfer your Account Value beginning 30 days after we issue your
Certificate and before the Annuity Commencement Date.   The following rules
apply:

    . You may transfer your Account Value at any time among the available
      Divisions of the Separate Account and Guarantee Periods. Transfers will be effective at the end of the Valuation Period in which we receive your Written transfer request.

    . If a transfer causes your Account Value in any Division or Guarantee
      Period to fall below $500, we reserve the right to transfer the remaining balance in that Division or Guarantee Period in the same proportions as the transfer request.

    . You may make up to 12 transfers each Certificate Year without charge. We will charge you $25 for each additional transfer.

    . You may transfer no more than 25% of the Account Value you allocated to a Guarantee Period at its inception during any Certificate Year. This 25% limitation does not apply to transfers (1) within 15 days before or after the end of the Guarantee Period in which you held the transferred amounts, or (2) a renewal at the end of the Guarantee Period to the same Guarantee Period.

You may establish an automatic transfer plan. (We also refer to this plan as a dollar cost averaging plan.) The rules about transfers, which we describe above, will apply to this plan. Under this plan, we will automatically transfer amounts from the Money Market Division or the one-year Guarantee Period (or any other Guarantee Period that is available at that time) over a 12 month period to one or more other Divisions. By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the corresponding Division only when the price is high. An automatic transfer plan does not guarantee a profit and it does not protect against a loss if market prices decline. You will select:

    . the amount we are to transfer under the plan, and

    . the frequency of the transfers--either monthly, quarterly, semi-annually, or annually.

We may also offer certain "special automatic transfer plans" to Owners who make new purchase payments. Under such plans, we will make equal monthly transfers over a period of time that we will determine. We may offer a higher Guaranteed Interest Rate under such a special automatic transfer plan than we would offer for another Guarantee Period of the same duration that is not offered under such a plan. Any such higher interest rate will reflect differences in costs or services and will not be unfairly discriminatory as to any person. Differences in costs or services will result from such factors as reduced sales expenses or administrative efficiencies related to transferring amounts to other Divisions on an automatic, rather than a discretionary, basis.

Transfers under any automatic transfer plan will:

    . not count towards the 12 free transfers each Certificate Year,

    . not incur a $25 charge,

    . not be subject to the 25% limitation on transfers from a Guarantee Period;
      and

    . not be subject to the Account Value minimum requirement described above.

You may obtain additional information about how to establish an automatic transfer plan from your sales representative or from us at the telephone numbers and addresses on the first page of this Prospectus. You cannot have an automatic transfer plan in effect at the same time you have Automatic Rebalancing, described below, in effect.

We have not designed the Certificates for professional market timing organizations or other entities using programmed and frequent transfers. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable period.

AUTOMATIC REBALANCING

You may arrange for Automatic Rebalancing among the Separate Account Divisions if your Certificate has an Account Value of $25,000 or more at the time we receive the application for Automatic Rebalancing. You may apply for Automatic Rebalancing either at issue or after issue, and you may subsequently discontinue it.

Under Automatic Rebalancing, we transfer funds among the Separate Account Divisions to maintain the percentage allocation you have selected among these Divisions. At your election, we will make these transfers on a quarterly, semi-annual or annual basis, measured from the Certificate Anniversary date. A Certificate Anniversary date that falls on the 29th, 30th, or 31st of the month will result in Automatic Rebalancing starting with the 1st of the next month.

Automatic Rebalancing does not permit transfers to or from any Guarantee Period. Transfers under Automatic Rebalancing will not count towards the 12 free transfers each Certificate Year and will not incur a $25 charge. You cannot have Automatic Rebalancing in effect at the same time you have an automatic transfer plan, described above, in effect.

SURRENDERS

At any time before the Annuity Commencement Date and while the Annuitant is still living, the Owner may make a full surrender from a Certificate.

We will pay you the following upon full surrender:

    . your Account Value at the end of the Valuation Period in which we receive a Written surrender request,

    . minus any applicable Surrender Charge,

    . minus any uncollected Certificate Fee (see "Annual Certificate Fee"), and

    . minus any applicable premium tax.

Our current practice is to require that you return the Certificate with any request for a full surrender.

After a full surrender, or if the Owner's Account Value falls to zero, all rights of the Owner, Annuitant or any other person under the Certificate will terminate. The Owner will, however, have a right to reinvest the proceeds of the Certificate. (See "One-Time Reinvestment Privilege.")

All collateral assignees of record must consent to any full surrender.

PARTIAL WITHDRAWALS

Your Written request for a partial withdrawal should specify the Divisions of the Separate Account, or the Guarantee Periods of the Fixed Account, from which you wish to make the partial withdrawal. We will take the withdrawal pro rata from the Divisions and Guarantee Periods, if (1) you do not tell us how to make the withdrawal, or (2) we cannot make the withdrawal as you requested.

Partial withdrawal requests must be for at least $100 or, if less, all of your Account Value. If your remaining Account Value in a Division or Guarantee Period would be less than $500 as a result of the withdrawal (except for the Money Market Division), we reserve the right to transfer the remaining balance to the Money Market Division. We will do this without charge.

We will always pay you the amount of your partial withdrawal request, unless it exceeds the surrender value of your Certificate. In that case, we pay the surrender value of your Certificate. The value of your Accumulation Units and Fixed Account interests that we redeem will equal the amount of the withdrawal request, plus any applicable Surrender Charge and premium tax. You can also tell us to take Surrender Charges and income tax from the amount you want withdrawn.

We also make available a systematic withdrawal plan. Under this plan, you may make automatic partial withdrawals in amounts and at periodic intervals that you specify. The terms and conditions that apply to other partial withdrawals will also apply to this plan. You may obtain additional information about how to establish a systematic withdrawal plan from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus. We reserve the right to modify or terminate the systematic withdrawal plan at any time.

The Code imposes a penalty tax on certain premature surrenders or withdrawals. See the "Federal Income Tax Matters" section for a discussion of this and other tax implications of total surrenders and systematic and other partial withdrawals. The Section also discusses tax withholding requirements.

All collateral assignees of record must consent to any partial withdrawal.

                  ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS

ANNUITY COMMENCEMENT DATE

The Annuity Commencement Date may be any day of any month between the Annuitant's 50th and 90th birthday. You may select the Annuity Commencement Date in the Certificate application. You may also change a previously selected date any time before that date by submitting a Written request, subject to our approval.

See "Federal Income Tax Matters" for a discussion of the penalties that may result from distributions prior to the Annuitant's reaching age 59 1/2 under any Certificate or after April 1 of the year following the calendar year in which the Annuitant reaches age 70 1/2 under certain Qualified Certificates.

APPLICATION OF OWNER ACCOUNT VALUE

We will automatically apply your Variable Account Value in any Division to provide Variable Annuity Payments based on that Division and your Fixed Account Value to provide Fixed Annuity Payments. However, we will apply your Account Value in different proportions, if you give us Written instructions at least 30 days before the Annuity Commencement Date.

We deduct any applicable state and local premium taxes from the amount of Account Value that we apply to an Annuity Payment Option. In some cases, we may deduct a Surrender Charge from the amount we apply. (See "Surrender Charge.") Subject to any such adjustments, we apply your Variable and Fixed Account Values to an Annuity Payment Option, as discussed below, as of the end of the Valuation Period that contains the 10th day before the Annuity Commencement Date.

FIXED AND VARIABLE ANNUITY PAYMENTS

We will determine your first monthly Fixed or Variable Annuity Payment using the annuity tables in the Certificate and the amount of your Account Value that is applied to provide the Fixed or Variable Annuity Payments.

We determine the amount of each monthly Fixed Annuity Payment thereafter based on the terms of the Annuity Payment Option selected.

We determine the amount of each monthly Variable Annuity Payment thereafter as follows:

    . We convert the Account Value that we apply to provide Variable Annuity
      Payments to a number of Annuity Units. We do this by dividing the amount of the first Variable Annuity Payment by the value of an Annuity Unit of a Division as of the end of the Valuation Period that includes the 10th day before the Annuity Commencement Date. This number of Annuity Units remains constant for any Annuitant.

    . We determine the amount of each subsequent Variable Annuity Payment by multiplying the number of Annuity Units by the value of an Annuity Unit as of the end of the Valuation Period that contains the 10th day before the date of each payment.

    . If we base the Variable Annuity Payments on more than one Division, we perform these calculations separately for each Division.

    . The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period, multiplied by the net investment factor (see "Variable Account Value") for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Certificate's annuity tables.

The Certificate's annuity tables use a 3.5% assumed interest rate. A Variable Annuity Payment based on a Division will be greater than the previous month, if the Division's investment return for the month is at an annual rate greater than 3.5%. Conversely, a Variable Annuity Payment will be less than the previous month, if the Division's investment return is at an annual rate less than 3.5%.

ANNUITY PAYMENT OPTIONS

Sixty to ninety days before the Scheduled Annuity Commencement Date, we will (1) notify you that the Certificate is scheduled to mature, and (2) request that you select an Annuity Payment Option.

If you have not selected an Annuity Payment Option ten days before the Annuity Commencement Date, we will proceed as follows:

    . we will extend the Annuity Commencement Date to the Annuitant's 90th birthday, if the scheduled Annuity Commencement Date is any date before the Annuitant's 90th birthday; or

    . we will pay the Account Value, less any applicable charges and premium taxes, in one sum to you, if the scheduled Annuity Commencement Date is the Annuitant's 90th birthday.

The Code imposes minimum distribution requirements on the Annuity Payment Option you choose in connection with Qualified Certificates. (See "Federal Income Tax Matters.") We are not responsible for monitoring or advising Owners whether they are meeting the minimum distribution requirements, unless we have received a specific Written request to do so.

ELECTION OF ANNUITY PAYMENT OPTION

You may elect an Annuity Payment Option only if the initial annuity payment meets the following minimum requirements:

    . where you elect only Fixed or Variable Annuity Payments, the initial payment must be at least $20; or

    . where you elect a combination of Variable and Fixed Annuity Payments, the initial payment must be at least $10 on each basis.

If the initial annuity payment falls below these amounts, we will reduce the frequency of annuity payments. If the initial payment still falls below these amounts, we will make a single payment to the Annuitant or other properly designated payee equal to your Account Value. We will deduct any applicable Surrender Charge, uncollected Annual Certificate Fee and premium tax.

You may elect the annuity option that will apply for payments to a Beneficiary, if you or the Annuitant dies. If you have not made this election, the Beneficiary may do so within 60 days after your or the Annuitant's death. (See "Death Proceeds.") Thereafter, the Beneficiary will have all the remaining rights and powers under the Certificate and be subject to all of its terms and conditions. We will make the first annuity payment at the beginning of the second month following the month in which we approve the settlement request. We will credit Annuity Units based on Annuity Unit Values at the end of the Valuation Period that contains the 10th day prior to the beginning of that second month.

When an Annuity Payment Option becomes effective, you must deliver the Certificate to our Administrative Center, in exchange for a payment contract providing for the option elected.

We provide information about the relationship between the Annuitant's gender and the amount of annuity payments, including any requirements for gender-neutral annuity rates and in connection with certain employee benefit plans under "Gender of Annuitant" in the Statement. (See "Contents of Statement of Additional Information.")

We are not permitted to make lifetime only annuity payments to Annuitants who have reached age 70 before annuity payments begin.

AVAILABLE ANNUITY PAYMENT OPTIONS

Each Annuity Payment Option, except Option 5, is available on both a fixed and variable basis. Option 5 is available on a fixed basis only.

OPTION 1 - LIFE ANNUITY - We make annuity payments monthly during the lifetime of the Annuitant. These payments stop with the last payment due before the death of the Annuitant. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment, if the Annuitant dies before the second annuity payment.

OPTION 2 - LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN - We make annuity payments monthly during the lifetime of an Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period.

OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY - We make annuity payments monthly during the lifetime of the Annuitant and another payee and during the lifetime of the survivor of the two. We stop making payments with the last payment before the death of the survivor. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment if both die before the second annuity payment. The election of this option is ineffective if either one dies before the Annuity Commencement Date. In that case, the survivor becomes the sole Annuitant, and we do not pay death proceeds because of the death of the other Annuitant.

OPTION 4 - PAYMENTS FOR A DESIGNATED PERIOD - We make annuity payments monthly to an Annuitant or other properly-designated payee, or at his or her death, to the Beneficiary, for a selected number of years ranging from five to 40. If this option is selected on a variable basis, the designated period may not exceed the life expectancy of the Annuitant or other properly-designated payee. Under the fourth option, we provide no mortality guarantee, even though we reduce Variable Annuity Payments as a result of a charge to the Separate Account that is partially for mortality risks. (See "Charge to the Separate Account.")

A payee receiving Variable (but not Fixed) Annuity Payments under Option 4 can elect at any time to commute (terminate) the option and receive the current value of the annuity in a single sum. The current value of an annuity under Option 4 is the value of all remaining annuity payments, assumed to be level, discounted to present value at an annual rate of 3.5%. We calculate that value the next time we determine values after receiving your Written request for payment. The election of a single sum payment under Option 4 is the only way you may terminate any Annuity Payment Option once annuity payments have started.

OPTION 5 - PAYMENTS OF A SPECIFIC DOLLAR AMOUNT - We pay the amount due in equal monthly installments of a designated dollar amount until the remaining balance is less than the amount of one installment. The amount of each installment may not be less than $125 or more than $200 each year per $1,000 of the original amount due. If the person receiving these payments dies, we continue to make the remaining payments to the Beneficiary. Payments under this option are available on a fixed basis only. To determine the remaining balance at the end of any month, we decrease the balance at the end of the previous month by the amount of any installment paid during the month. We then apply, to the remainder, interest at a rate not less than 3.5% compounded annually. If the remaining balance at any time is less than the amount of one installment, we will pay the balance as the final payment under the option.

The Code may treat the election of Option 4 or Option 5 in the same manner as a surrender of the total Account Value. For tax consequences of such treatment, see "Federal Income Tax Matters." In addition, the Code may not give tax-deferred treatment to subsequent earnings.

ALTERNATIVE AMOUNT UNDER FIXED LIFE ANNUITY OPTIONS - In the case of Fixed Annuity Payments under one of the first three Annuity Payment Options described above, we make a special election available. In that case, the Owner (or the Beneficiary, if the Owner has not elected a payment option) may elect monthly payments based on single payment immediate fixed annuity rates we offer at that time. This provision allows the Annuitant or other properly-designated payee to receive the fixed annuity purchase rate in effect for new single payment immediate annuity certificates, if it is more favorable.

In place of monthly payments, you may elect payments on a quarterly, semi-annual or annual basis. In that case, we determine the amount of each annuity payment on a basis consistent with that described above for monthly payments.

TRANSFERS

After the Annuity Commencement Date, the Annuitant or other properly designated payee may make one transfer every 180 days among the available Divisions of the Separate Account or from the Divisions to a Fixed Annuity Payment Option. We will assess no charge for the transfer. We do not permit transfers from a Fixed to a Variable Annuity Payment Option. If a transfer causes the value in any Division to fall below $500, we reserve the right to transfer the remaining balance in that Division in the same proportion as the transfer request. We make transfers effective at the end of the Valuation Period in which we receive the Written transfer request at our Administrative Center. We reserve the right to terminate or restrict transfers at any time.


                                DEATH PROCEEDS

DEATH PROCEEDS BEFORE THE ANNUITY COMMENCEMENT DATE

The death proceeds described below are payable to the Beneficiary under the Certificate if any of the following events occurs before the Annuity Commencement Date:

    . the Annuitant dies, and no Contingent Annuitant has been named under a Non-Qualified Certificate,

    . the Annuitant dies, and we also receive proof of death of any named
      Contingent Annuitant; or

    . the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Certificate dies, regardless of whether the deceased Owner was also the Annuitant. (However, if the Beneficiary is the Owner's surviving spouse, or the Owner's surviving spouse is a joint Owner, the surviving spouse may elect to continue the Certificate as described later in this Section).

If the deceased Owner was a joint Owner, we will pay the death proceeds to the surviving joint Owner. In this case, we will treat the surviving joint Owner as the Beneficiary, and we will not recognize any other designation of Beneficiary. However, joint Owners may provide written instructions to pay death proceeds in a different manner.

The death proceeds, before deduction of any premium taxes and other applicable tax, will equal the greatest of:

    . the sum of all net purchase payments made (less any premium taxes and other applicable tax we deducted previously and all prior partial withdrawals),

    . the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Administrative Center, proof of death and the Written request as to the manner of payment; or

    . the "highest anniversary value" before the date of death, as defined below.

    The highest anniversary value before the date of death will be determined as follows:

    (a) First, we will calculate the Account Values at the end of each of the past Certificate Anniversaries that occurs before the deceased's 81st birthday (We will thereafter use only the highest of the Certificate Anniversary Account Values that occurred before the deceased's 81st birthday.),

    (b) Second, we will increase each of the Account Values by the amount of net purchase payments the Owner has made since the end of such Certificate Years; and

    (c) Third, we will reduce the result by the amount of any withdrawals the Owner has made since the end of such Certificate Years.

    The highest anniversary value will be an amount equal to the highest of such values. Net purchase payments are purchase payments less applicable premium taxes deducted at the time the purchase payment is made.

The death proceeds become payable to the Beneficiary when we receive:

    . proof of the Owner's or Annuitant's death, and

    . a Written request from the Beneficiary specifying the manner of payment.

If the Owner has not already done so, the Beneficiary may, within 60 days after the date the death proceeds become payable, elect to receive the death proceeds as (1) a single sum or (2) in the form of one of the Annuity Payment Options provided in the Certificate. (See "Annuity Payment Options.") If we do not receive a request specifying the manner of payment, we will make a single sum payment, based on values we determine at that time.

If the Owner under a Non-Qualified Certificate dies before the Annuity Commencement Date, we will distribute all amounts payable under the Certificate in accordance with the following rules:

    . We will distribute all amounts:

    (a) within five years of the date of death; or

    (b) if the Beneficiary elects, as annuity payments, beginning within one year of the date of death and continuing over a period not extending beyond the life or life expectancy of the Beneficiary.

    . If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Certificate as the new Owner. If the original Owner was the Annuitant, the surviving spouse may also elect to become the new Annuitant. This election is also available to the surviving spouse who is a joint Owner, even if the surviving spouse is not the Beneficiary. In this case, we will treat the surviving spouse as the Beneficiary, and we will not recognize any other designation of Beneficiary.

    . If the Owner is not a natural person, these distribution requirements apply at the death of the primary Annuitant, within the meaning of the Code. Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Certificates.

Failure to satisfy the requirements described in this Section may result in serious adverse tax consequences.

DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE

If the Annuitant dies after the Annuity Commencement Date, the amounts payable to the Beneficiary or other properly designated payee are any continuing payments under the Annuity Payment Option in effect. (See "Annuity Payment Options.") In such case, the payee will:

    . have all the remaining rights and powers under a Certificate, and

    . be subject to all the terms and conditions of the Certificate.

Also, if the Annuitant dies after the Annuity Commencement Date, no previously named Contingent Annuitant can become the Annuitant.

If the payee under a Non-Qualified Certificate dies after the Annuity Commencement Date, we will distribute any remaining amounts payable under the terms of the Annuity Payment Option at least as rapidly as under the method of distribution in effect when the payee dies. If the payee is not a natural person, this requirement applies upon the death of the primary Annuitant, within the meaning of the Code.

Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Certificates.

Failure to satisfy requirements described in this Section may result in serious adverse tax consequences.

PROOF OF DEATH

We accept the following as proof of any person's death:

    . a certified death certificate,

    . a certified decree of a court of competent jurisdiction as to the finding of death,

    . a written statement by a medical doctor who attended the deceased at the time of death; or

    . any other proof satisfactory to us.

Once we have paid the death proceeds, the Certificate terminates, and our obligations are complete.

                        CHARGES UNDER THE CERTIFICATES

PREMIUM TAXES

When applicable, we will deduct premium taxes imposed by certain states. We may deduct such amount either at the time the tax is imposed or later. We may deduct the amount as follows:

    . from purchase payment(s) when received;

    . from the Owner's Account Value at the time annuity payments begin;

    . from the amount of any partial withdrawal; or

    . from proceeds payable upon termination of the Certificate for any other reason, including death of the Owner or Annuitant, or surrender of the Certificate.

If premium tax is paid, AGNY may reimburse itself for the tax when making the deduction under the second, third, and fourth items on the list immediately above, by multiplying the sum of Purchase Payments being withdrawn by the applicable premium tax percentage.

Applicable premium tax rates depend upon the Owner's then-current place of residence. Applicable rates currently range from 0% to 3.5%. The rates are subject to change by legislation, administrative interpretations, or judicial acts. We will not make a profit on this charge.

SURRENDER CHARGE

The Surrender Charge reimburses us for part of our expenses in distributing the Certificates. We believe, however, that the amount of our expenses will exceed the amount of revenues generated by the Surrender Charge. We will pay for extra expenses out of our general surplus, which might include profits from the charge for the assumption of mortality and expense risks.

Unless a withdrawal is exempt from the Surrender Charge (as discussed below), the Surrender Charge is a percentage of the amount of each purchase payment that you withdraw during the first seven years after we receive that purchase payment. The percentage declines depending on how many years have passed since we originally credited the withdrawn purchase payment to your Account Value, as follows:

                                   Surrender Charge as a
       Year of Purchase            Percentage of Purchase
       Payment Withdrawal          Payment Withdrawn
       ------------------          ----------------------

             1st                             6%
             2nd                             6%
             3rd                             5%
             4th                             5%

             5th                             4%
             6th                             3%
             7th                             2%
             Thereafter                      0%

In computing the Surrender Charge, we deem withdrawals from your Account Value to consist first of purchase payments, in order of contribution, followed by any amounts in excess of purchase payments. The Surrender Charge will apply to the following transactions, which we consider to be withdrawals:

    . total surrender,

    . partial withdrawal,

    . commencement of an Annuity Payment Option; and

    . termination due to insufficient Account Value.

The Surrender Charge will NOT apply to withdrawals in the following circumstances:

    . the amount of withdrawals that exceeds the cumulative amount of your purchase payments;

    . death of the Annuitant, at any age, after the Annuity Commencement Date;

    . death of the Annuitant, at any age, prior to the Annuity Commencement
      Date, provided no Contingent Annuitant survives;

    . death of the Owner, including the first to die in the case of joint Owners of a Non-Qualified Certificate;

    . annuitization over at least five years, or life contingent annuitization where the life expectancy is at least five years;

    . within the 30-day window under the One-Time Reinvestment Privilege;

    . the surrender of a Certificate, or the withdrawal of Certificate Value
      (limited to the Variable Account Value and the one year Guarantee Period) of a Certificate, issued to owners who are bona fide full-time employees of AGNY at the time they purchased a Certificate;

    . the portion of your first withdrawal or total surrender in any Certificate
      Year that does not exceed 10% of the amount of your purchase payments that
      (1) have not previously been withdrawn and (2) have been credited to the Certificate for at least one year. The minimum withdrawal is $100. (If you make multiple withdrawals during a Certificate Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. After the first Certificate Year, you may make non-automatic and automatic withdrawals in the same Certificate Year subject to the 10% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 10% free withdrawal.); and

    . any amounts withdrawn that are in excess of the amount permitted by the 10% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. (For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Certificate funding the trust more rapidly than the 10% free withdrawal privilege permits. This exception is subject to our approval.)

We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 10% free withdrawal described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age 59 1/2. (See "Penalty Tax on Premature Distributions.")

Upon selection of an annuity option that does not qualify for a Surrender Charge exception above, we use the full amount of the Owner's Account Value to pay for the annuity option. The amount we use will be the greater of:

    . the amount payable to the Owner upon full surrender of a Certificate (see
      "Surrenders and Partial Withdrawals"); or

    . 95% of what the amount payable to the Owner upon full surrender of a Certificate would be without a Surrender Charge.

TRANSFER CHARGES

We describe the charges to pay the expense of making transfers under "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers" and "Annuity Period and Annuity Payment Options - Transfers." These charges are not designed to yield a profit.

ANNUAL CERTIFICATE FEE

We will deduct an Annual Certificate Fee of $30 from your Account Value at the end of each Certificate Year before the Annuity Commencement Date. This Fee is for administrative expenses (which do not include expenses of distributing the Certificates). We do not expect the revenues we derive from this Fee to exceed the expenses. Unless paid directly, the Fee will be allocated among the Guarantee Periods and Divisions in proportion to your Account Value in each. We will deduct the entire Fee for the year from the proceeds of any full surrender. We reserve the right to waive the Fee.

CHARGE TO THE SEPARATE ACCOUNT

We deduct from Separate Account assets a daily charge at an annualized rate of 1.40% of the average daily net asset value of the Separate Account attributable to the Certificates. This charge (1) offsets other administrative expenses not covered by the Annual Certificate Fee discussed above and (2) compensates us for assuming mortality and expense risks under the Certificates. The 1.40% charge divides into .15% for administrative expenses and 1.25% for the assumption of mortality and expense risks.

We do not expect to earn a profit on that portion of the charge that is for administrative expenses. However, we do expect to derive a profit from the portion that is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges deducted for a given Certificate and the amount of expenses actually attributable to that Certificate.

In assuming the mortality risk, we incur the risks that:

    . our actuarial estimate of mortality rates may prove erroneous,

    . Annuitants will live longer than expected; and

    . more Owners or Annuitants than expected will die at a time when the death benefit we guarantee is higher than the net surrender value of their interests in the Certificates.

In assuming the expense risk, we incur the risk that the revenues from the expense charges under the Certificates (charges that we guarantee will not increase) will not cover our expense of administering the Certificates.

MISCELLANEOUS

Each Series pays charges and expenses out of its assets. The prospectus for each Series describes the charges and expenses.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic partial withdrawals, at periodic intervals, through a systematic withdrawal program. Minimum payments are $100. You may choose from payment schedules of monthly, quarterly, semi-annual, or annual payments. You may start, stop, increase, or decrease payments. You may elect to (1) start withdrawals as early as 30 days after the issue date of the Certificate and (2) take withdrawals from the Fixed Account or any Division. Systematic withdrawals are subject to the terms and conditions applicable to other partial withdrawals, including Surrender Charges and exceptions to Surrender Charges.

ONE-TIME REINVESTMENT PRIVILEGE

If the Account Value is at least $500, you may elect to reinvest all of the proceeds that you liquidated from the Certificate within the previous 30 days. In this case, we will credit the Surrender Charge and the Annual Certificate Fee, if a new Annual Certificate Fee is not then due, back to the Certificate. We will reinvest the proceeds at the value we next compute following the date of receipt of the proceeds.

Unless you request otherwise, we will allocate the proceeds among the Divisions and Guarantee Periods in the same proportions as before surrender. You may use this privilege only once.

REDUCTION IN SURRENDER CHARGES OR ADMINISTRATIVE CHARGES

We may reduce the Surrender Charges or administrative charges imposed under certain Qualified Certificates for employer sponsored plans. Any such reductions will reflect differences in costs or services and will not be unfairly discriminatory as to any person. Differences in costs and services result from factors such as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform.

                       OTHER ASPECTS OF THE CERTIFICATES

Only an officer of AGNY can agree to change or waive the provisions of any Certificate. The Certificates are non-participating, which means they are not entitled to share in any dividends, profits or surplus of AGNY.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

You, as the Owner of a Certificate, will be the same as the Annuitant, unless you choose a different Annuitant when you purchase a Certificate. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Certificate. You choose the Annuitant and any Contingent Annuitant in the application for a Certificate and may not change that choice.

You choose the Beneficiary and any Contingent Beneficiary when you purchase a Certificate. You may change a Beneficiary or Contingent Beneficiary before the Annuity Commencement Date, while the Annuitant is still alive. The payee may make this change after the Annuity Commencement Date. We will make any designation of a new Beneficiary or Contingent Beneficiary effective as of the date it is signed. However, the change in designation will not affect any payments we make or action we take before we receive the Written request. We also need the Written consent of any irrevocably-named Beneficiary or Contingent Beneficiary before we make a change. Under certain retirement programs, the law may require spousal consent to name or change a Beneficiary to a person other than the spouse. We are not responsible for the validity of any designation of a Beneficiary or Contingent Beneficiary.

If the Beneficiary or Contingent Beneficiary is not living at the time we are to make any payment, you as the Owner will be the Beneficiary. If you are not then living, your estate will be the Beneficiary.

In the case of joint ownership, we will treat the surviving joint Owner as the Beneficiary upon the death of a joint Owner. We will not recognize any other designation of Beneficiary, unless joint Owners provide written instructions to pay death proceeds in a different manner.

Owners and other payees may assign their rights under Qualified Certificates only in certain narrow circumstances referred to in the Certificates. Owners and other payees may assign their rights under Non-Qualified Certificates, including their ownership rights. We take no responsibility for the validity of any assignment. Owners must make a change in ownership rights in Writing and send a copy to our Administrative Center. We will make the change effective on the date it was made. However, we are not bound by a change until the date we record it. The rights under a Certificate are subject to any assignment of record at our Administrative Center. An assignment or pledge of a Certificate may have adverse tax consequences. (See "Federal Income Tax Matters.")

REPORTS

We will mail to Owners (or anyone receiving payments following the Annuity Commencement Date), any reports and communications required by applicable law. We will mail to the last known address of record. You should, therefore, give us prompt written notice of any address change.

RIGHTS RESERVED BY US

Upon notice to the Owner, we may modify a Certificate to the extent necessary in order to:

    . reflect a change in the Separate Account or any Division;

    . create new separate accounts;

    . operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law;

    . transfer any assets in any Division to another Division, to one or more separate accounts, or to the Fixed Account;

    . add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;

    . add, restrict or remove Guarantee Periods of the Fixed Account;

    . make any new Division available to you on a basis we determine;

    . substitute, for the shares held in any Division, the shares of another
      Series or the shares of another investment company or any other investment permitted by law;

    . make any changes required by the Code or by any other law, regulation or interpretation to continue treatment of the Certificate as an annuity;

    . commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state law that applies; or

    . make any changes required to comply with the rules of any Series.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

PAYMENT AND DEFERMENT

We will normally pay amounts surrendered or withdrawn from a Certificate within seven calendar days after the end of the Valuation Period in which we receive the Written surrender or withdrawal request at our Administrative Center. A Beneficiary may request the manner of payment of death proceeds within 60 days after the death proceeds become payable. If we do not receive a Written request specifying the manner of payment, we will pay the death benefit as a single sum, normally within seven calendar days after the end of the Valuation Period that contains the last day of the 60 day period. We reserve the right, however, to defer payments or transfers out of the Fixed Account for up to six months.
Also, we reserve the right to defer payment of that portion of your Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Finally, we reserve the right to defer payment of any surrender, annuity payment, or death proceeds out of the Variable Account Value if:

    . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

    . the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Variable Account Value; or

    . the SEC by order permits the delay for the protection of Owners.

We may also postpone transfers and allocations of Account Value among the Divisions and the Fixed Account under these circumstances.


                          FEDERAL INCOME TAX MATTERS

GENERAL

We cannot comment on all of the federal income tax consequences associated with the Certificates. Federal income tax law is complex. Its application to a particular person may vary according to facts peculiar to the person. Consequently, we do not intend for you to take this discussion as tax advice. You should consult with a competent tax adviser before purchasing a Certificate.

We base this discussion on our understanding of the law, regulations and interpretations existing on the date of this Prospectus. Congress, in the past, has enacted legislation changing the tax treatment of annuities in both the Qualified and the Non-Qualified markets and may do so again in the future. The

Treasury Department may issue new or amended regulations or other interpretations of existing tax law. The courts may also interpret the tax law in ways that affect the tax treatment of annuities. Any such change could have a retroactive effect. We suggest that you consult your legal or tax adviser on these issues.

The discussion does not address federal estate and gift tax, social security tax, or any state or local tax consequences associated with the Certificates.

NON-QUALIFIED CERTIFICATES

Purchase Payments. Purchasers of a Certificate that does not qualify for special tax treatment and is "Non-Qualified" may not deduct from their gross income the amount of purchase payments made.

Tax Deferral Before Annuity Commencement Date. Owners who are natural persons are not taxed currently on (1) increases in their Account Value resulting from interest earned in the Fixed Account, or (2) the investment experience of the Separate Account so long as the Separate Account complies with certain diversification requirements. These requirements mean that the Separate Account must invest in Series that are "adequately diversified" in accordance with Treasury Department regulations. We do not control the Series, but we have received commitments from the investment advisers to the Series to use their best efforts to operate the Series in compliance with these diversification requirements. A Certificate investing in a Series that failed to meet the diversification requirements would subject Owners to current taxation of income in the Certificate for the period of such diversification failure (and any subsequent period). Income means the excess of the Account Value over the Owner's investment in the Certificate (discussed below).

Control over allocation of values among different investment alternatives may cause Owners or persons receiving annuity payments to be treated as the owners of the Separate Account's assets for tax purposes. However, current regulations do not provide guidance as to how to avoid this result. We reserve the right to amend the Certificates in any way necessary to avoid this result. The Treasury Department has stated that it may establish standards through regulations or rulings. These standards may apply only prospectively, although they could apply retroactively if the Treasury Department considers the standards not to reflect a new position.

Owners that are not natural persons - that is, Owners such as corporations - are taxed currently on annual increases in their Account Value, unless an exception applies. Exceptions apply for, among other things, Owners that are not natural persons but that hold a Certificate as an agent for a natural person.

Taxation of Annuity Payments.   Part of each annuity payment received after the
Annuity Commencement Date is excludible from gross income.

In the case of Fixed Annuity Payments, the excludible portion is found by multiplying:

    . the amount paid by,

    . the ratio of the investment in the Certificate (discussed below) to the expected return under the Fixed Annuity Payment Option.

In the case of Variable Annuity Payments, the excludible portion is the investment in the Certificate divided by the number of expected payments.

In both cases, the remaining portion of each annuity payment, and all payments made after the investment in the Certificate has been reduced to zero, are included in the payee's income. Should annuity payments stop on account of the death of the Annuitant before the investment in the Certificate has been fully paid out, the payee is allowed a deduction for the unpaid amount. If the payee is the Annuitant, the deduction is taken on the final tax return. If the payee is a Beneficiary, that Beneficiary may receive the balance of the total investment as payments are made or on the Beneficiary's final tax return. An Owner's "investment in the Certificate" is the amount equal to the portions of purchase payments made by or on behalf of the Owner that have not been excluded or deducted from the individual's gross income, less amounts previously received under the Certificate that were not included in income.

Taxation of Partial Withdrawals and Total Surrenders. Partial withdrawals from a Certificate are includible in income to the extent that the Owner's Account Value exceeds the investment in the Certificate. In the event you surrender a Certificate in its entirety, the amount of your investment in the Certificate is excludible from income, and any amount you receive in excess of your investment in the Certificate is includible in income. All annuity contracts or certificates we issue to the same Owner during any calendar year are aggregated for purposes of determining the amount of any distribution that is includible in gross income.

Penalty Tax on Premature Distributions. In the case of such a distribution, there may be imposed a federal tax penalty equal to 10% of the amount treated as taxable income. The penalty tax will not apply, however, to distributions:

    . made on or after the recipient reaches age 59 1/2,

    . made on account of the recipient's becoming disabled,

    . that are made after the death of the Owner before the Annuity Commencement
      Date or of the payee after the Annuity Commencement Date (or if such person is not a natural person, that are made after the death of the primary Annuitant, as defined in the Code); or

    . that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the Annuitant or the joint life (or joint life expectancies) of the Annuitant and the Beneficiary, provided such payments are made for a minimum of 5 years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability).

Premature distributions may result from an early Annuity Commencement Date, an early surrender, partial withdrawal from or assignment of a Certificate, or the early death of an Annuitant, unless the third clause listed above applies.

Payment of Death Proceeds. Special rules apply to the distribution of any death proceeds payable under the Certificate. (See "Death Proceeds.")

Assignments and Loans. An assignment, loan, or pledge under a Non-Qualified Certificate is taxed in the same manner as a partial withdrawal, as described above. Repayment of a loan or release of an assignment or pledge is treated as a new purchase payment.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

Purchase Payments. Individuals who are not active participants in a tax qualified retirement plan may, in any year, deduct from their taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. In the case of married individuals filing a joint return, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to the spouse. Single persons who participate in a tax-qualified retirement plan and who have adjusted gross income not in excess of $31,000 may fully deduct their IRA purchase payments. Those who have adjusted gross income in excess of $41,000 will not be able to deduct purchase payments. For those with adjusted gross income in the range between $31,000 and $41,000, the deduction decreases to zero, based on the amount of income. Beginning in 2000, that income range will increase, as follows:

    --------------------------------------------------------------------------
       2000         2001        2002         2003          2004      2005 and
                                                                   thereafter
    --------------------------------------------------------------------------
     $32,000     $33,000     $34,000      $40,000       $45,000      $50,000
       to           to          to           to           to           to
     $42,000     $43,000     $44,000      $50,000       $55,000      $60,000
    --------------------------------------------------------------------------

Similarly, the otherwise deductible portion of an IRA purchase payment will be phased out, in the case of married individuals filing joint tax returns, with adjusted gross income between $51,000 and $61,000, and in the case of married individuals filing separately, with adjusted gross income between $0 and $10,000. (A husband and wife who file separate returns and live apart at all times during the taxable year are not treated as married individuals.) Beginning in 2000, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out for married individuals filing joint tax returns will increase as follows:

    --------------------------------------------------------------------------------------------------
       2000        2001        2002         2003          2004         2005        2006       2007 and
                                                                                             thereafter
    --------------------------------------------------------------------------------------------------
     $52,000     $53,000     $54,000      $60,000       $65,000      $70,000     $ 75,000     $80,000
        to          to          to           to            to           to          to            to
     $62,000     $63,000     $64,000      $70,000       $75,000      $80,000     $85,000      $100,000
    --------------------------------------------------------------------------------------------------

A married individual filing a joint tax return, who is not an active participant in a tax-qualified retirement plan, but whose spouse is an active participant in such a plan, may, in any year, deduct from his or her taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. For the individual, the adjusted gross income range over which the otherwise deductible portion of an IRA purchase payment will be phased out is $150,000 to $160,000.

Tax Free Rollovers.  Amounts may be transferred, in a tax-free rollover, from
(1) a tax-qualified plan to an IRA or (2) from one IRA to another IRA if, the transfer meets certain conditions. All taxable distributions ("eligible rollover distributions") from tax qualified plans are eligible to be rolled over with the exception of:

    . annuities paid over a life or life expectancy,

    . installments for a period of ten years or more; and

    . required minimum distributions under section 401(a)(9) of the Code.

Rollovers may be accomplished in two ways. First, we may pay an eligible rollover distribution directly to an IRA (a "direct rollover"). Second, we may pay the distribution directly to the Annuitant and then, within 60 days of receipt, the Annuitant may roll the amount over to an IRA. However, any amount that was not distributed as a direct rollover will be subject to 20% income tax withholding.

Distributions from an IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or other recipients' income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be includible in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

    . distributions that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary; provided such payments are made for a minimum of 5 years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability),

    . distributions for medical expenses in excess of 7.5% of the Annuitant's adjusted gross income and withdrawals for medical insurance (without regard to the 7.5% AGI floor) if the individual has received unemployment compensation under federal or state law for at least 12 consecutive weeks under certain conditions,

    . distributions for qualified first-time home purchases for the individual, a spouse, children, grandchildren, or ancestor of the individual or the individual's spouse, subject to a $10,000 lifetime maximum; and

    . distributions for higher education expenses for the individual, a spouse, children, or grandchildren.

Distributions of minimum amounts required by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant reaches age 70 1/2 or retires (whichever is later). Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a

Non-Qualified Certificate. (See "Death Proceeds.") Failure to comply with the minimum distribution rules will result in a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

ROTH IRAS

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to $2,000 per year. This permitted contribution is phased out for adjusted gross income between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

An individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

Qualified distributions from Roth IRAs are entirely tax-free. A qualified distribution requires that (1) the individual has held the Roth IRA for at least five years and (2) the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as qualified first-time home purchase. Qualified Distributions for a qualified first-time home purchase, are subject to a $10,000 lifetime maximum for the individual, a spouse, child, grandchild, or ancestor of such individual or the individual's spouse.

SIMPLIFIED EMPLOYEE PENSION PLANS

Eligible employers may establish an IRA plan known as a simplified employee pension plan ("SEP"), if certain requirements are met. An employee may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee, provided that total employer contributions do not exceed the lesser of 15% of an employee's compensation or $30,000.

SIMPLE RETIREMENT ACCOUNTS

Eligible employers may establish an IRA plan known as a simple retirement account ("SRA"), if they meet certain requirements. Under an SRA, the employer contributes elective employee compensation deferrals up to a maximum of $6,000 a year to the employee's SRA. The employer must, in general, make a fully vested matching contribution for employee deferrals up to a maximum of 3% of compensation.

OTHER QUALIFIED PLANS

Purchase Payments. Purchase payments made by an employer under a pension, profit sharing, or annuity plan qualified under section 401 or 403(a) of the Code, not in excess of certain limits, are deductible by the employer. The purchase payments are also excluded from the current income of the employee.

Distributions Before the Annuity Commencement Date. Purchase payments includible in an employee's taxable income (less any amounts previously received that were not includible in the employee's taxable income) represent the employee's "investment in the Certificate." Amounts received before the Annuity Commencement Date under a Certificate in connection with a section 401 or 403(a) plan are generally allocated on a pro-rata basis between the employee's investment in the Certificate and other amounts. A lump-sum distribution will not be includible in income in the year of distribution, if the employee transfers, within 60 days of receipt, all amounts received (less the employee's investment in the Certificate), to another tax-qualified plan, to an individual retirement account or an IRA in accordance with the rollover rules under the Code.

However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. (See "Tax Free Rollovers.") Special tax treatment may be available, for tax years beginning before December 31, 1999, in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

    A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are:

    . part of a series of substantially equal periodic payments made at least annually beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the Beneficiary, provided such payments are made for at least 5 years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability),

    . made after the employee's separation from service on account of early retirement after attaining age 55,

    . made to pay for qualified higher education or first-time home buyer expenses,

    . made to an alternate payee pursuant to a qualified domestic relations order, if the alternate payee is the spouse or former spouse of the employee; or

    . distributions for medical expenses in excess of 7.5% of the Annuitant's adjusted gross income and withdrawals for medical insurance (without regard to the 7.5% AGI floor) if the individual has received unemployment compensation under federal or state law for at least 12 consecutive weeks under certain conditions.

Annuity Payments.  A portion of annuity payments received under Certificates for section 401 and 403(a) plans after the Annuity Commencement Date may be excludible from the employee's income, in the manner discussed above, in connection with Variable Annuity Payments, under "Non-Qualified Certificates - Taxation of Annuity Payments." The difference is that, here, the number of expected payments is determined under a provision in the Code. Distributions of minimum amounts required by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee reaches age 70 1/2 (or retires, if later). Failure to comply with the minimum distribution rules will result in a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

Self-Employed Individuals. Various special rules apply to tax-qualified plans established by self-employed individuals.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. To avoid current taxation these benefits must be subject to a substantial risk of forfeiture.

These types of programs allow individuals to defer (1) receipt of up to 100% of compensation that would otherwise be includible in income and (2) payment of federal income taxes on the amounts.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Certificate and is entitled only to payment from the employer's general assets in accordance with plan provisions. Purchase payments are not currently deductible by the employer until benefits are included in the taxable income of the employee.

Taxation of Distributions. Amounts that an individual receives from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

Amounts distributed from a Certificate, to the extent includible in taxable income, are subject to federal income tax withholding. In some cases, if you own more than one Qualified annuity contract or certificate, the contracts or certificates may be considered together to determine whether the federal tax law requirement for minimum distributions after age 70 1/2, or retirement in appropriate circumstances, has been satisfied. You may rely on distributions from another annuity contract or from this Certificate to satisfy the minimum distribution requirement under a Qualified Certificate we issued. However, you must sign a waiver releasing us from any liability to you for not calculating and reporting the amount of taxes and penalties payable for failure to make required minimum distributions under the Certificate.

TAXES PAYABLE BY AGNY AND THE SEPARATE ACCOUNT

AGNY is taxed as a life insurance company under the Code. The operations of the Separate Account are part of the total operations of AGNY and are not taxed separately. Under existing federal income tax laws, AGNY is not taxed on investment income derived by the Separate Account (including realized and unrealized capital gains) with respect to the Certificates. AGNY reserves the right to allocate to the Certificates any federal, state or other tax liability that may result in the future from maintenance of the Separate Account or the Certificates.

Certain Series may elect to pass through to AGNY any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGNY. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld that the Series will also pass through. These credits may provide a benefit to AGNY.

                           DISTRIBUTION ARRANGEMENTS

Individuals who sell the Certificates will be licensed by state insurance authorities as agents of AGNY. The individuals will also be registered representatives of (1) American General Securities Incorporated ("AGSI"), the principal underwriter of the Certificates, (2) Van Kampen Funds Inc. ("VK Funds"), or (3) other broker-dealer firms. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation. AGSI, VK Funds and any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

AGSI is an affiliate of AGNY. AGSI's principal business address is 2727 Allen Parkway, Houston, Texas 77019-2191.

AGNY offers the Certificates on a continuous basis. AGNY and VK Funds have entered into certain revenue and cost-sharing arrangements in connection with marketing the Certificates.

AGNY compensates VK Funds and other broker-dealers that sell the Certificates according to one or more compensation schedules. The schedules provide for commissions of up to 6.0% of purchase payments that Owners make. Subject to approval by the New York State Insurance Department, AGNY may also pay "trail" commissions of up to 0.75% of Owner Account Value. AGNY also has agreed to pay VK Funds for its promotional activities, such as solicitation of selling group agreements between broker-dealers and AGNY, agent appointments with AGNY, printing and development of sales literature to be used by AGNY appointed agents
and related marketing support, and related special promotional campaigns.   From
time to time, VK Funds may engage in special promotions where VK Funds pays additional compensation to one or more of the broker-dealers that sell the Certificates. None of these distribution expenses results in any additional charges under the Certificates that are not described under "Charges under the Certificates."

                              SERVICES AGREEMENT

American General Life Insurance Company ("AGL") is party to a general services agreement with AGNY. AGL, an affiliate of AGNY, is a corporation originally organized under the laws of the state of Delaware in 1917. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under this agreement, AGL provides services to AGNY, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for AGNY and the Certificates.


                                 LEGAL MATTERS

We are not involved in any legal matter about the Separate Account that would be considered material to the interests of Owners. Sandra M. Smith, Associate General Counsel of AGNY has passed upon the legality of the Certificates described in this Prospectus. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised AGNY on certain federal securities law matters.


                           YEAR 2000 CONSIDERATIONS

    Internal Systems. AGNY's ultimate parent, American General Corporation
(AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are being undertaken by its key business units with centralized oversight. Each business unit, including AGNY, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

    While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of our information technology and non-information technology systems; (2) assess which items in the inventory may expose us to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of our critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

    Third Party Relationships. We have relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) AGNY and include organizations with which we exchange information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that we exercise less, or no, control over Year 2000 readiness. We developed a plan to assess and attempt to reduce the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to AGNY. A more detailed evaluation will be completed during first quarter 1999 as part of our contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, our testing activities will extend through 1999.

    Contingency Plans. AGNY and its affiliates have commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk;
(2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. We are currently developing contingency plans and expect to substantially complete all contingency planning activities during the second quarter of 1999.

    Risks and Uncertainties. Based on our plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, we believe that we will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on AGNY's future results of operations, liquidity, or financial condition. However, due to the size and complexity of this project, risks and uncertainties exist, and we cannot predict a most reasonably likely worst case scenario. If conversion of our internal systems is not completed on a timely basis (due to non-performance by significant third-party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing our plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on our operations following the turn of the century.

    Costs. Through December 31, 1998, AGNY has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on our results of operations or financial condition. In addition, we have elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are not passed to Divisions of the Separate Account.

                           OTHER INFORMATION ON FILE

We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 for the Certificates discussed in this Prospectus. We have not included all of the information in the Registration Statement and its exhibits. Statements contained in this Prospectus concerning the group master contract, Certificates and other legal instruments are intended to be summaries. For a complete statement of their terms, you should refer to the documents that we filed with the Securities and Exchange Commission.

We will send you a Statement on request without charge. Its contents are as follows:

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


General Information....................................................  2
Regulation and Reserves................................................  2
Independent Auditors...................................................  3
Services...............................................................  4
Principal Underwriter..................................................  4
Annuity Payments.......................................................  4
  Gender of Annuitant..................................................  4
   Misstatement of Age or Gender and Other Errors......................  5
Change of Investment Adviser or Investment Policy......................  5
Performance Data for the Divisions.....................................  5
 Average Annual Total Return Calculations..............................  5
 Total Return Calculations (without Surrender
    Charge or Annual Contract Fee).....................................  6
 Cumulative Total Return Calculations (without
    Surrender Charge or Annual Contract Fee)...........................  6
 Hypothetical Performance..............................................  7
 Yield Calculations....................................................  9
 Money Market Division Yield and Effective
    Yield Calculations................................................. 10
 Performance Comparisons............................................... 10
Effect of Tax-Deferred Accumulation.................................... 11
Financial Statements................................................... 12
Index to Financial Statements.......................................... 13

                  (THIS DOCUMENT IS NOT PART OF A PROSPECTUS)

              INDIVIDUAL RETIREMENT ANNUITY DISCLOSURE STATEMENT
                                 INTRODUCTION

THIS DISCLOSURE STATEMENT IS DESIGNED FOR OWNERS OF IRAs ISSUED BY AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK ON OR AFTER APRIL 30, 1999.

This Disclosure Statement is not part of your certificate but contains general and standardized information which must be furnished to each person who is issued an Individual Retirement Annuity. You must refer to your certificate to determine your specific rights and obligations thereunder.

                                  REVOCATION

If you are purchasing a new or rollover IRA, then if for any reason you, as a recipient of this Disclosure Statement, decide within 20 days from the date your certificate is delivered that you do not desire to retain your IRA, written notification to the Company must be mailed, together with your certificate, within that period. If such notice is mailed within 20 days, current certificate value or contributions if required, without adjustments for any applicable sales commissions or administrative expenses, will be refunded.

MAIL NOTIFICATION OF REVOCATION AND YOUR CERTIFICATE TO:
               American General Life Insurance Company of New York Administrative Center
               P. O. Box 1401
               Houston, Texas  77251-1401
               (Phone No. (800) 281-8289).

                                  ELIGIBILITY

Under Internal Revenue Code ("Code") Section 219, if you are not an active participant (see A. below), you may make a contribution of up to the lesser of $2,000 or 100% of compensation and take a deduction for the entire amount contributed. If you are a married individual filing a joint return, and your compensation is less than your spouse's, the total deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to your spouse. If you are an active participant, but have an adjusted gross income (AGI) below a certain level (see B. below), you may still make a deductible contribution. If, however, you or your spouse is an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA will be phased down and eventually eliminated.

A.  ACTIVE PARTICIPANT

You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax sheltered annuity arrangement or a 401(k) plan), a Simplified Employee Pension program (SEP), any Simple Retirement Account or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans, you may be an active participant even if you were only with the employer for part of the year.

You are not considered an active participant if you are covered in a plan only because of your service as 1) an Armed Forces Reservist for less than 90 days of active service, or 2) a volunteer firefighter covered for firefighting service by a government plan. Of course, if you are covered in any other plan, these exceptions do not apply.

If you are married, (i) filed a separate tax return, and did not live with your spouse at any time during the year, or (ii) filed a joint return and have a joint AGI of less than $150,000, your spouse's active participation will not affect your ability to make deductible contributions. If you are married and file jointly, your deduction will be phased out between an AGI of $150,000 to $160,000.

B.  ADJUSTED GROSS INCOME (AGI)

If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return, you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

If you are single, the Threshold Level is $30,000. If you are married and file a joint tax return, the Threshold Level is $50,000. If you are married but file a separate tax return, the Threshold Level will be $0.

For taxable years beginning in 1999, the Threshold Levels for single individuals and for married individuals filing jointly will increase as follows:

                                         Threshold Level
                                         ---------------
For taxable years beginning in:       Single           Married
-------------------------------       ------           -------
                                                   (filing jointly)
       1999                           $31,000           $51,000
       2000                           $32,000           $52,000
       2001                           $33,000           $53,000
       2002                           $34,000           $54,000
       2003                           $40,000           $60,000
       2004                           $45,000           $65,000
       2005                           $50,000           $70,000
       2006                           $50,000           $75,000
       2007 and thereafter            $50,000           $80,000

A married individual filing a joint tax return, who is not an active participant, but whose spouse is, may, in any year, make deductible IRA contributions equal to the lesser of $2,000 or 100% of the individual's earned income. The Threshold Level for such individual is $150,000.

If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level

(AGI - Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000. In the case of a married individual filing jointly and earning less than his or her spouse, the maximum Allowable Deduction is the lesser of $2,000 or the spouse's income, less any deductible IRA contributions or contributions to a Roth IRA. You can estimate your Deduction Limit as follows:

(Your Deduction Limit may be slightly higher if you use this formula rather than the table provided by the IRS.)

       $10,000 - Excess AGI  x  Maximum Allowable Deduction  =  Deduction Limit
       --------------------
             $10,000

For the taxable year beginning in 2007, the deduction limit for married individuals filing jointly will be determined as follows:

       $10,000 - Excess AGI
       --------------------
           $20,000           x  Maximum Allowable Deduction  = Deduction Limit


You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

     EXAMPLE 1: Ms. Smith, a single person, is an active participant and has an AGI of $36,619. In 1998, she would calculate her deductible IRA contribution as follows:

       Her AGI is $36,619
       Her Threshold Level is $30,000
       Her Excess AGI is (AGI - Threshold Level) or ($36,619 - $30,000) = $6,619 Her Maximum Allowable Deduction is $2,000

       So, her IRA deduction limit is:

                  $10,000 - $6,619
                  ----------------
                      $10,000      x  $2,000 = $676 (rounded to $680)

     EXAMPLE 2: Mr. and Mrs. Young file a joint tax return. Each spouse earns more than $2,000 and one is an active participant. Their 1999 combined AGI is $55,255. Neither spouse contributed to a Roth IRA. They may each contribute to an IRA and calculate their deductible contributions to each IRA as follows:

       Their AGI is $55,255
       Their Threshold Level is $51,000
       Their Excess AGI is (AGI - Threshold Level) or
         ($55,255 - $51,000) = $4,255
       The Maximum Allowable Deduction for each spouse is $2,000
       So, each spouse may compute his or her IRA deduction limit as follows:

               $10,000 - $4,255
               ----------------
                  $10,000        x  $2,000 = $1,149 (rounded to $1,150)

     EXAMPLE 3: If, in Example 2, Mr. Young did not earn any compensation, each spouse could still contribute to an IRA and calculate their deductible contribution to each IRA as in Example 2.

     EXAMPLE 4: In 1998, Mr. Jones, a married person, files a separate tax return and is an active participant. He has $1,500 of compensation and wishes to make a deductible contribution to an IRA.

       His AGI is $1,500
       His Threshold Level is $0
       His Excess AGI is (AGI - Threshold Level) or ($1,500 - $0) = $1,500 His Maximum Allowable Deduction is $2,000
       So, his IRA deduction limit is:
                  $10,000 - $1,500    x  $2,000 = $1,700
                  ----------------
                    $10,000

       Even though his IRA deduction limit under the formula is $1,700, Mr. Jones may not deduct an amount in excess of his compensation, so, his actual deduction is limited to $1,500.

                     NON-DEDUCTIBLE CONTRIBUTIONS TO IRAs

Even if you are above the Threshold Level and thus may not make a deductible contribution of up to $2,000 (or up to $4,000 in the case of married individuals filing a joint return), you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA ($4,000 in the case of married individuals filing a joint return). The amount of your contribution which is not deductible will be a non-deductible contribution to the IRA. You may also choose to make a contribution non-deductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or non-deductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a non-deductible contribution to an IRA, you must report the amount of the non-deductible contribution to the IRS on Form 8606 as a part of your tax return for the year.

You may make a $2,000 contribution (or up to $4,000 in the case of married individuals filing a joint return) at any time during the year, if your compensation for the year will be at least $2,000 (or up to $4,000 in the case of married individuals filing a joint return), without having to know how much will be deductible. When you fill out your return, you may then figure out how much is deductible.

You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the non-deductible amount, or to leave it in the IRA and designate that portion as a non-deductible contribution on your tax return.

                               IRA DISTRIBUTIONS

Generally, IRA distributions which are not rolled over (see "Rollover IRA Rules," below) are included in your gross income in the year they are received. Non-deductible IRA contributions, however, are made using income which has already been taxed (that is, they are not deductible contributions). Thus, the portion of the IRA distributions consisting of non-deductible contributions will not be taxed again when received by you. If you make any non-deductible IRA contributions, each distribution from your IRA(s) will consist of a non-taxable portion (return of deductible contributions, if any, and account earnings).

Thus, you may not take a distribution which is entirely tax-free. The following formula is used to determine the non-taxable portion of your distributions for a taxable year:

           Remaining
  Non-Deductible Contributions
  ----------------------------
  Year-End Total IRA Balances  x  Total Distributions = Nontaxable Distributions
                                     (for the year)           (for the year)


To figure the year-end total IRA balance, you treat all of your IRAs as a single IRA. This includes all regular IRAs (whether accounts or annuities), as well as Simplified Employee Pension (SEP) IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

  EXAMPLE: An individual makes the following contributions to his or her IRA(s).

     YEAR           DEDUCTIBLE                      NON-DEDUCTIBLE
     ----           ----------                      --------------

     1990             $2,000
     1991              1,800
     1994              1,000                             $1,000
     1996                600                              1,400
                      ------                             ------
                      $5,400                             $2,400

     Deductible Contributions:                           $5,400
     Non-Deductible Contributions:                        2,400
     Earnings on IRAs:                                    1,200
                                                         ------

     Total Account Balance of IRA(s) as of 12/31/98:     $9,000
     (before distributions in 1998).

In 1998, the individual takes a distribution of $3,000. The total account balance in the IRAs on 12/31/98 before 1998 distributions is $9,000. The non-taxable portion of the distributions for 1998 is figured as follows:

Total non-deductible contributions                        $2,400
                                                          ------
Total account balance in the IRAs, before distributions   $9,000 x $3,000 = $800

Thus, $800 of the $3,000 distribution in 1998 will not be included in the individual's taxable income. The remaining $2,200 will be taxable for 1998.

                              ROLLOVER IRA RULES
1.  IRA TO IRA

You may withdraw, tax-free, all or part of the assets from an IRA and reinvest them in one or more IRAs. The reinvestment must be completed within 60 days of the withdrawal. No IRA deduction is allowed for the reinvestment. Amounts required to be distributed because the individual has reached age 70 1/2 may not be rolled over.

2.  EMPLOYER PLAN DISTRIBUTIONS TO IRA

All taxable distributions (known as "eligible rollover distributions") from qualified pension, profit-sharing, stock bonus and tax sheltered annuity plans may be rolled over to an IRA, with the exception of (1) annuities paid over a life or life expectancy; (2) installments for a period of ten years or more; and
(3) required minimum distributions under Section 401(a)(9).

Rollovers may be accomplished in two ways. First, you may elect to have an eligible rollover distribution paid directly to an IRA (a "direct rollover"). Second, you may receive the distribution directly and then, within 60 days of receipt, roll the amount over to an IRA. Under the law, however, any amount that you elect not to have distributed as a direct rollover will be subject to 20% income tax withholding, and, if you are younger than age 59 1/2, may result in a 10% excise tax on any amount of the distribution that is included in income. Questions regarding distribution options under the Act should be directed to your Plan Trustee or Plan Administrator, or may be answered by consulting IRS Regulations (S)1.401(a)(31)-1, (S)1.402(c)-2T and (S)31.3405(c)-1.

                     PENALTIES FOR PREMATURE DISTRIBUTIONS

If you receive a distribution from your IRA before you reach age 59 1/2, an additional tax of 10% will be imposed under Code (S)72(t), unless the distribution (a) occurs because of your death or disability, (b) is for certain medical care expenses or to an unemployed individual for health insurance premiums, (c) is received as a part of a series of substantially equal payments over your life or life expectancy, (d) is received as a part of a series of substantially equal payments over the lives or life expectancy of you and your beneficiary, or (e) the distribution is contributed to a rollover IRA, (f) is used for a qualified first time home purchase for you, your spouse, children, grandchildren, or ancestor, subject to a $10,000 lifetime maximum, or (g) is for higher education purposes for you, your spouse, children or grandchildren.

                             MINIMUM DISTRIBUTIONS

Under the rules set forth in Code (S)408(b)(3) and (S)401(a)(9), you may not leave the funds in your certificate indefinitely. Certain minimum distributions are required. These required distributions may be taken in one of two ways: (a) by withdrawing the balance of your certificate by a "required beginning date," usually April 1 of the year following the date at which you reach age 70 1/2; or
(b) by withdrawing periodic distributions of the balance in your certificate by the required beginning date. These periodic distributions may be taken over (a) your life; (b) the lives of you and your named beneficiary; (c) a period not extending beyond your life expectancy; or (d) a period not extending beyond the joint life expectancy of you and your named beneficiary.

If you do not satisfy the minimum distribution requirements, then, pursuant to Code (S)4974, you may have to pay a 50% excise tax on the amount not distributed as required that year.

The foregoing minimum distribution rules are discussed in detail in IRS Publication 590, "Individual Retirement Arrangements."

                                   REPORTING

You are required to report penalty taxes due on excess contributions, excess accumulations, premature distributions, and prohibited transactions. Currently, IRS Form 5329 is used to report such information to the Internal Revenue Service.

                            PROHIBITED TRANSACTIONS

Neither you nor your beneficiary may engage in a prohibited transaction, as that term is defined in Code (S)4975.

Borrowing any money from this IRA would, under Code (S)408(e)(3), cause the certificate to cease to be an Individual Retirement Annuity and would result in the value of the annuity being included in the owner's gross income in the taxable year in which such loan is made.

Use of this certificate as security for a loan from the Company, if such loan were otherwise permitted, would, under Code (S)408(e)(4), cause the portion so used to be treated as a taxable distribution.

                             EXCESS CONTRIBUTIONS

Tax Code (S)4973 imposes a 6% excise tax as a penalty for an excess contribution to an IRA. An excess contribution is the excess of the deductible and nondeductible amounts contributed by the Owner to an IRA for that year over the lesser of his or her taxable compensation or $2,000. (Different limits apply in the case of a spousal IRA arrangement.) If the excess contribution is not withdrawn by the due date of your tax return (including extensions) you will be subject to the penalty.

                                 IRS APPROVAL

Your certificate and IRA endorsement have been approved by the Internal Revenue Service as a tax qualified Individual Retirement Annuity. Such approval by the Internal Revenue Service is a determination only as to the form of the annuity and does not represent a determination of the merits of such annuity.

This disclosure statement is intended to provide an overview of the applicable tax laws relating to Individual Retirement Arrangements. It is not intended to constitute a comprehensive explanation as to the tax consequences of your IRA. AS WITH ALL SIGNIFICANT TRANSACTIONS SUCH AS THE ESTABLISHMENT OR MAINTENANCE OF, OR WITHDRAWAL FROM AN IRA, APPROPRIATE TAX AND LEGAL COUNSEL SHOULD BE CONSULTED. Further information may also be acquired by contacting your IRS District Office or consulting IRS Publication 590.

                             FINANCIAL DISCLOSURE
                (GENERATIONS VARIABLE ANNUITY, FORM NO. 96033N)

This Financial Disclosure is applicable to IRAs using a Generations Variable Annuity (certificate form number 96033N) purchased from American General Life Insurance Company of New York on or after April 30, 1999.

Earnings under variable annuities are not guaranteed, and depend on the performance of the investment option(s) selected. As such, earnings cannot be projected. Set forth below are the charges associated with such annuities.

CHARGES:

    (a) A maximum annual certificate maintenance charge of $30 deducted at the end of each certificate year.

    (b) A maximum charge of $25 for each transfer, in excess of 12 free transfers annually, of certificate value between divisions of the Separate Account.

    (c) To compensate for mortality and expense risks assumed under the certificate, variable divisions only will incur a daily charge at an annualized rate of 1.25% of the average Separate Account Value of the certificate during both the Accumulation and the Payout Phase.

    (d) Premium taxes, if applicable, may be charged against Accumulation Value at time of annuitization or upon the death of the Annuitant. If a jurisdiction imposes premium taxes at the time purchase payments are made, the Company may deduct a charge at that time, or defer the charge until the purchase payments are withdrawn, whether on account of a full or partial surrender, annuitization, or death of the Annuitant.

    (e) If the certificate is surrendered, or if a withdrawal is made, there may be a Surrender Charge. The Surrender Charge equals the sum of the following:

          6% of purchase payments for surrenders and withdrawals made during the first certificate year following receipt of the purchase payments surrendered;

          6% of purchase payments for surrenders and withdrawals made during the second certificate year following receipt of the purchase payments surrendered;

          5% of purchase payments for surrenders and withdrawals made during the third certificate year following receipt of the purchase payments surrendered;

          5% of purchase payments for surrenders and withdrawals made during the fourth certificate year following receipt of the purchase payments surrendered;

          4% of purchase payments for surrenders and withdrawals made during the fifth certificate year following receipt of the purchase payments surrendered;

          3% of purchase payments for surrenders and withdrawals made during the sixth certificate year following receipt of the purchase payments surrendered;

          2% of purchase payments for surrenders and withdrawals made during the seventh certificate year following receipt of the purchase payments surrendered.

       There will be no charge imposed for surrenders and withdrawals made during the eighth and subsequent certificate years following receipt of the purchase payments surrendered.

       Under certain circumstances described in the certificate, portions of a partial withdrawal may be exempt from the Surrender Charge.

    (f) To compensate for administrative expenses, a daily charge will be incurred at an annualized rate of 0.15% of the average Separate Account Value of the certificate during the Accumulation and the Payout Phase.

    (g) Each variable division will be charged a fee for asset management and other expenses deducted directly from the underlying fund during the Accumulation and Payout Phase. Total fees will range between 0.60% and 1.95%.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                                  OF NEW YORK
                              SEPARATE ACCOUNT E

                                GENERATIONS(TM)
          FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP DEFERRED ANNUITY
                                 CERTIFICATES

                                  OFFERED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                                  OF NEW YORK

                             ADMINISTRATIVE CENTER

                   P.O. BOX 1401, Houston, Texas 77251-1401
                        1-800-281-8289;  (713) 831-3505

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated April 30, 1999

This Statement of Additional Information ("Statement") is not a prospectus. You should read it with the Prospectus for American General Life Insurance Company of New York Separate Account E (the "Separate Account"), dated April 30, 1999, concerning flexible payment variable and fixed group deferred annuity Generations(TM) Certificates. The Separate Account invests in certain Series of the Van Kampen Life Investment Trust and the Morgan Stanley Dean Witter Universal Funds, Inc. You can obtain a copy of the Prospectus for the Certificates, and any Prospectus supplements, by contacting American General Life Insurance Company of New York ("AGNY") at the address or telephone numbers given above. You have the option of receiving benefits on a fixed basis through AGNY's Fixed Account or on a variable basis through the Separate Account. Terms used in this Statement have the same meanings as are defined in the Prospectus under the heading "Glossary."

                               TABLE OF CONTENTS

General Information..................................................  2
Regulation and Reserves..............................................  2
Independent Auditors.................................................  3
Services.............................................................  4
Principal Underwriter................................................  4
Annuity Payments.....................................................  4
  Gender of Annuitant................................................  4
  Misstatement of Age or Gender and Other Errors.....................  5
Change of Investment Adviser or Investment Policy....................  5
Performance Data for the Divisions...................................  5
  Average Annual Total Return Calculations...........................  5

Total Return Calculations (without Surrender
   Charge or Annual Contract Fee)....................................  6
Cumulative Total Return Calculations (without
   Surrender Charge or Annual Contract Fee)..........................  6
Hypothetical Performance.............................................  7
Yield Calculations...................................................  9
Money Market Division Yield and Effective
   Yield Calculations................................................ 10
Performance Comparisons.............................................. 10
Effect of Tax-Deferred Accumulation.................................. 11
Financial Statements................................................. 12
Index to Financial Statements........................................ 13

                              GENERAL INFORMATION

AGNY is a stock life insurance company established under the laws of the state of New York. The Company is a wholly-owned subsidiary of American General Life Insurance Company ("AGL"), which in turn is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri corporation ("AG Missouri") engaged primarily in the life insurance business and annuity business. AG Missouri, in turn, is a wholly-owned subsidiary of American General Corporation, a Texas holding corporation engaged primarily in the insurance business.


                            REGULATION AND RESERVES

AGNY is subject to regulation and supervision by the State of New York, where it is licensed to do business. This regulation covers a variety of areas, including:

    . benefit reserve requirements,

    . adequacy of insurance company capital and surplus,

    . various operational standards, and

    . accounting and financial reporting procedures.

AGNY's operations and accounts are subject to periodic examination by insurance regulatory authorities.

Under most insurance guaranty fund laws, a state can assess insurers doing business in the state for covered insurance contract losses incurred by insolvent companies. State laws set limits for these assessments. However, AGNY cannot reasonably estimate the amount of any future assessments of AGNY under these laws. Most states have the authority to excuse or defer an assessment, if it would threaten an insurer's own financial strength.

The federal government generally has not directly regulated the business of insurance. However, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include:

    . employee benefit regulation,

    . tax law changes affecting the taxation of insurance companies or of insurance products,

    . changes in the relative desirability of various personal investment vehicles, and

    . removal of impediments on the entry of banking institutions into the business of insurance.

Also, both the executive and legislative branches of the federal government are considering various insurance regulatory matters. This could ultimately result in direct federal regulation of some aspects of the insurance business. AGNY cannot predict whether this will occur or, if it does, what the effect on AGNY would be.

State insurance law requires AGNY to carry reserves on its books, as liabilities, to meet its obligations under outstanding insurance contracts. AGNY bases these reserves on assumptions about future claims experience and investment returns, among other things.

Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if AGNY were to incur claims or expenses at rates significantly higher than expected. This might happen, for example, due to a spread of acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.

                             INDEPENDENT AUDITORS

The 1998 consolidated financial statements of AGNY and the financial statements of the Generations Divisions of Separate Account E included in this Statement were audited by Ernst & Young LLP, independent auditors, as set forth in their reports. We include these financial statements in this Statement in reliance upon the reports of Ernst & Young LLP that appears later on in this Statement. Ernst & Young LLP gives its reports upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 1221 McKinney, Suite 2400, Houston, TX 77010-2007.

                                   SERVICES

AGNY and American General Life Insurance Company ("AGL") are parties to a services agreement. Most of the affiliated companies within the American General Corporation holding company system, including certain life insurance companies, are also parties to a similar agreement. AGL's Home Office is located at 2727-A Allen Parkway, Houston, Texas 77019. AGL provides shared services to AGNY at cost. These services include data processing, systems, customer services, product development, actuarial, auditing, accounting, and legal. AGNY paid AGL $8,276,505 in 1998.

                             PRINCIPAL UNDERWRITER

American General Securities Incorporated ("AGSI") is the principal underwriter for the Contracts. AGSI also serves as principal underwriter to AGL's Separate Account A, Separate Account D, and Separate Account VL-R. All of these other separate accounts are unit investment trusts registered under the Investment Company Act of 1940. AGSI, a Texas corporation, is a wholly-owned subsidiary of AGL and a member of the National Association of Securities Dealers, Inc.

As principal underwriter for the Separate Account, AGSI expects to receive less than $1,000 of compensation from AGNY for each of the next three fiscal years.

AGNY offers the securities under the Certificates on a continuous basis.

                               ANNUITY PAYMENTS

GENDER OF ANNUITANT

When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female, under an otherwise identical Certificate. This is because, statistically, females tend to have longer life expectancies than males.

However, Montana, and certain other jurisdictions, do not permit differences in annuity payment rates between males and females.

In addition, employers should be aware that, under most employer-sponsored plans, the law prohibits Certificates that make distinctions based on gender. Under these plans, AGNY will make available Certificates with no such differences.

MISSTATEMENT OF AGE OR GENDER AND OTHER ERRORS

If the age or gender of an Annuitant has been misstated to us, any amount payable will be the amount that the purchase payments paid would have purchased at the correct age and gender. If we made any overpayments because of incorrect information about age or gender or any error or miscalculation, we will deduct the overpayment from the next payment or payments due. We will add any underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the assumed interest rate used in the Certificate's annuity tables.

               CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise permitted by law or regulation, no Series may change the investment adviser to any Series or any investment policy without the consent of the shareholders. If required, we will file approval of or change of any investment objective with the insurance department of each state where a Certificate has been delivered. We will notify you (or, after annuity payments start, the payee) of any material investment policy change that we have approved. We will also notify you of any investment policy change before its implementation by the Separate Account, if the change requires your comment or vote.

                      PERFORMANCE DATA FOR THE DIVISIONS

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

Each Division may advertise its average annual total return. We calculate each Division's average annual total return quotation under the following standard method that the SEC prescribes:

    . We take a hypothetical $1,000 investment in the Division's Accumulation
      Units on the first day of the period at the maximum offering price. This figure is the Accumulation Unit Value per unit ("initial investment").

    . We calculate the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of (1) any applicable Surrender Charge at the end of the period and
      (2) all other recurring charges and fees applicable under the Certificate to all Owner accounts. Other charges and fees include the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Annual Certificate Fee. We do not reflect any premium taxes in the calculation.

    . We divide the redeemable value by the initial investment.

    . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

INVESTMENT DIVISION                            SINCE DIVISION INCEPTION *
-------------------------------------------------------------------------

Domestic Income                                           ----
Emerging Growth                                          27.11 %
Enterprise                                               76.24 %
Government                                                ----
Growth and Income                                        (5.51)%
Money Market                                              ----
Morgan Stanley Real Estate Securities                   (25.16)%
Strategic Stock                                          (5.89)%
Asian Equity                                              ----
Emerging Markets Equity                                   ----
Equity Growth                                             (.89)%
Global Equity                                            (7.88)%
International Magnum                                    (24.31)%
Fixed Income                                              ----
High Yield                                                ----
Mid Cap Value                                             1.86 %
Value                                                   (25.76)%

----------------------
* The dates when the Divisions commenced operations are as follows: Growth & Income, Morgan Stanley Real Estate Securities, Strategic Stock, and Value Divisions, May 5, 1998; Emerging Growth, Equity Growth, and Mid Cap Value Divisions, May 28, 1998; Global Equity and International Magnum Divisions, June 24, 1998; Enterprise Division, September 9, 1998. No information appears in the chart for those Divisions which had not commenced operations (received a purchase payment allocation or a transfer of Accumulation Value) by December 31, 1998.

TOTAL RETURN CALCULATIONS (WITHOUT SURRENDER CHARGE OR ANNUAL CONTRACT FEE)

Each Division may also advertise non-standardized total return. We calculate non-standardized total return in the same manner and for the same time periods as standardized average annual total return, which we describe immediately above. However, in making the redeemable value calculation, we do not deduct any applicable Surrender Charge that we may impose at the end of the period. This is because we assume that the Certificate will continue through the end of each period. We also do not deduct the Annual Certificate Fee. Deducting these charges would reduce the resulting performance results.

CUMULATIVE TOTAL RETURN CALCULATIONS (WITHOUT SURRENDER CHARGE OR ANNUAL CONTRACT FEE)

Each Division may also advertise non-standardized cumulative total return performance. Cumulative total return performance is the compound rate of return on a hypothetical initial investment of $1,000 in each Division's Accumulation Units on the first day of the period at the maximum offering price. This figure is the Accumulation Unit value per unit ("initial investment"). Cumulative total return figures (and the related "Growth of a $1,000 Investment" figures set forth below) do not include the effect of any premium taxes, any applicable Surrender Charge, or the Annual Certificate Fee. Cumulative total return quotations reflect changes in Accumulation Unit value. We calculate these quotations by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula, and then expressing those rates as a percentage:

                                C = (ERV/P) - 1
Where:
C =     cumulative total return
P =     a hypothetical initial investment of $1,000
ERV = ending redeemable value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period.

HYPOTHETICAL PERFORMANCE

Each Division may advertise hypothetical performance, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Series in which the Division invests pre-dates the effective date of the Division.

The tables below provide hypothetical performance information for the available Divisions of the Separate Account based on the actual historical performance of the corresponding Series in which each of these Divisions invests. This information reflects all actual charges and deductions of these Series and the Separate Account that hypothetically would have been made if the Separate Account invested assets under the Certificates in these Series for the periods indicated.

                                       Hypothetical Historical Average Annual Total Returns
                                                    (Through December 31, 1998)

                                                                              Since
                                                                              Series
Investment Division                          One Year     Five Years/1/       Inception/2/
-------------------                          --------     -------------       ------------
Domestic Income                               (.62)%         6.05 %              5.95 %
Emerging Growth                              29.54 %         N/A                23.73 %
Enterprise                                   17.16 %         19.67%             16.57 %
Government                                    1.00 %          4.15%              6.77 %
Growth and Income                            11.86 %         N/A                17.69 %
Money Market                                 (2.51)%          2.67%              3.74 %
Morgan Stanley Real Estate Securities       (18.92)%         N/A                12.45 %
Strategic Stock                               8.80 %         N/A                10.28 %
Asian Equity                                (13.83)%         N/A               (34.61)%
Emerging Markets Equity                     (31.33)%         N/A               (16.17)%
Equity Growth                                11.59 %         N/A                22.00 %
Global Equity                                 5.81 %         N/A                12.66 %
International Magnum                          1.37 %         N/A                 3.97 %
Fixed Income                                   .31 %         N/A                 4.79 %
High Yield                                   (2.74)%         N/A                 4.96 %
Mid Cap Value                                 8.20 %         N/A                23.87 %
Value                                        (9.57)%         N/A                 4.68 %

                                               Hypothetical Historical Total Returns
                                                    (Through December 31, 1998)

                                                                              Since
                                                                              Series
Investment Division                          One Year     Five Years/1/       Inception/2/
-------------------                          --------     -------------       ------------
Domestic Income                                5.46 %         6.69 %              6.01 %
Emerging Growth                               35.65 %         N/A                24.55 %
Enterprise                                    23.26 %        20.09 %             16.62 %
Government                                     7.08 %         4.83 %              6.83 %
Growth and Income                             17.95 %         N/A                19.65 %
Money Market                                   3.57 %         3.39 %              3.81 %
Morgan Stanley Real Estate Securities        (12.85)%         N/A                13.49 %
Strategic Stock                               14.89 %         N/A                14.95 %
Asian Equity                                  (7.75)%         N/A               (30.46)%
Emerging Markets Equity                      (25.27)%         N/A               (13.63)%
Equity Growth                                 17.68 %         N/A                24.30 %
Global Equity                                 11.90 %         N/A                15.13 %
International Magnum                           7.45 %         N/A                 6.63 %
Fixed Income                                   6.39 %         N/A                 7.42 %
High Yield                                     3.34 %         N/A                 7.59 %
Mid Cap Value                                 14.29 %         N/A                26.13 %
Value                                         (3.49)%         N/A                 7.33 %

                                         Hypothetical Historical Cumulative Total Returns
                                                    (Through December 31, 1998)

                                                                              Since
                                                                              Series
Investment Division                          One Year     Five Years/1/       Inception/2/
-------------------                          --------     -------------       ------------
Domestic Income                                5.46%         38.21%              79.31 %
Emerging Growth                               35.65 %         N/A               115.46 %
Enterprise                                    23.26 %        149.71%            365.10 %
Government                                     7.08 %         26.58%             93.68 %
Growth and Income                             17.95 %         N/A                43.68 %
Money Market                                   3.57 %         18.11%             45.36 %
Morgan Stanley Real Estate Securities        (12.85)%         N/A                55.65 %
Strategic Stock                               14.89 %         N/A                17.51 %
Asian Equity                                  (7.75)%         N/A               (48.54)%
Emerging Markets Equity                      (25.27)%         N/A               (28.07)%
Equity Growth                                 17.68 %         N/A                54.26 %
Global Equity                                 11.90 %         N/A                32.43 %
International Magnum                           7.45 %         N/A                13.65 %
Fixed Income                                   6.39 %         N/A                15.34 %
High Yield                                     3.34 %         N/A                15.70 %
Mid Cap Value                                 14.29 %         N/A                58.84 %
Value                                         (3.49)%         N/A                15.14 %

                              Hypothetical Historical Growth of a $1,000 Investment in the Divisions
                                                    (Through December 31, 1998)

                                                                              Since
                                                                              Series
Investment Division                          One Year     Five Years/1/       Inception/2/
-------------------                          --------     -------------       ------------
Domestic Income                               $1055          $1382               $1793
Emerging Growth                               $1356          $ N/A               $2155
Enterprise                                    $1233          $2497               $4651
Government                                    $1071          $1266               $1937
Growth and Income                             $1179          $ N/A               $1437
Money Market                                  $1036          $1181               $1454
Morgan Stanley Real Estate Securities         $ 872          $ N/A               $1556
Strategic Stock                               $1149          $ N/A               $1175
Asian Equity                                  $ 922          $ N/A               $ 515
Emerging Markets Equity                       $ 747          $ N/A               $ 719
Equity Growth                                 $1177          $ N/A               $1543
Global Equity                                 $1119          $ N/A               $1324
International Magnum                          $1075          $ N/A               $1136
Fixed Income                                  $1064          $ N/A               $1153
High Yield                                    $1033          $ N/A               $1157
Mid Cap Value                                 $1143          $ N/A               $1588
Value                                         $ 965          $ N/A               $1151

__________________________
/1/ If "N/A" appears in the "Five Years" column, the Series is less than five years old.

/2/ The inception dates for each Series corresponding to the Divisions are:
April 7, 1986 for the Money Market, Enterprise, and Government Series;
November 4, 1987 for the Domestic Income Series; July 3, 1995 for the Emerging Growth and Morgan Stanley Real Estate Securities Series; October 1, 1996 for the Emerging Markets Equity Series; November 23, 1996 for the Growth and Income Series; January 2, 1997 for the Equity Growth, Global Equity, International Magnum, Fixed Income, High Yield, Mid Cap Value, and Value Series; March 3, 1997 for the Asian Equity Series; and November 3, 1997 for the Strategic Stock Series.

YIELD CALCULATIONS

We calculate the yields for the Domestic Income, Government, and Growth and Income Divisions by a standard method that the SEC prescribes. The hypothetical yields for the Domestic Income, Government, and Growth and Income Divisions, based upon the one month period ended December 31, 1998, were (1.11)%, were (.40)%, and (1.19)%, respectively. We calculate the yield quotation by dividing

    . the net investment income per Accumulation Unit earned during the specified one month or 30-day period by the Accumulation Unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                       YIELD = 2[((a-b)/cd + 1)/6/ - 1]

a = net dividends and interest earned during the period by the Series attributable to the Division b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Division reflects the deduction of all recurring fees and charges that apply to each Division. These fees and charges include the Mortality and Expense Risk Charge and the Administrative Expense Charge. They do not reflect the deduction of Surrender Charges or premium taxes.

MONEY MARKET DIVISION YIELD AND EFFECTIVE YIELD CALCULATIONS

We calculate the Money Market Division's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

    . We take the net change in the Accumulation Unit value during the period.

    . We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

    . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

    . We carry the current yield figure to the nearest one-hundredth of one percent.

We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Division's Portfolio in the calculation. The Money Market Division's hypothetical historical yield for the seven day period ended December 31, 1998, was 3.08%.

We determine the Money Market Division's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)/365/7/-1. The Money Market Division's hypothetical historical effective yield for the seven day period ended December 31, 1998, was 3.13%.

Yield and effective yield do not reflect the deduction of Surrender Charges or premium taxes that we may impose when you redeem Accumulation Units.

PERFORMANCE COMPARISONS

In our advertising and sales literature, we may compare the performance of each or all of the available Divisions of the Separate Account to the performance of
(1) other variable annuities in general or (2) particular types of variable annuities that invest in mutual funds, or series of mutual funds, with investment objectives similar to each of the Divisions of the Separate Account.

Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDS(R)") are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return. Total return assumes the reinvestment of dividends and distributions, but does not take into consideration sales charges, redemption fees or certain expense deductions at the separate account level. In addition, VARDS(R) prepares risk-adjusted rankings, which consider the effects of market risk on total return performance.

In addition, we may compare each Division's performance in advertisements and sales literature to the following benchmarks:

    . the Standard & Poor's 500 Composite Stock Price Index, an unmanaged weighted index of 500 leading domestic companies that represents approximately 80% of the market capitalization of the United States equity market;

    . the Dow Jones Industrial Average, an unmanaged unweighted average of 30 blue chip industrial corporations listed on the New York Stock Exchange and generally considered representative of the United States stock market;

    . the Consumer Price Index, published by the U.S. Bureau of Labor
      Statistics, a statistical measure of change, over time, in the prices of goods and services in major spending groups and generally is considered to be a measure of inflation;

    . the Lehman Brothers Government and Domestic Strategic Income Index, the
      Salomon Brothers High Grade Domestic Strategic Income Index, and the Merrill Lynch Government/Corporate Master Index, unmanaged indices that are generally considered to represent the performance of intermediate and long term bonds during various market cycles; and

    . the Morgan Stanley Capital International Europe Australasia Far East
      Index, an unmanaged index that is considered to be generally representative of major non-United States stock markets.

                      EFFECT OF TAX-DEFERRED ACCUMULATION

The Certificates qualify for tax-deferred treatment on earnings. This tax-deferred treatment increases the amount available for accumulation by deferring taxes on any earnings until the earnings are withdrawn. The longer the taxes are deferred, the more the potential you have for the assets under your Certificate to grow over the term of the Certificates.

The hypothetical tables set out below illustrate this potential. The tables compare accumulations based on a single initial purchase payment of $100,000 compounded annually under:

    . a Certificate, whose earnings are not taxed until withdrawn in connection with a full surrender, partial withdrawal, or annuitization, or termination due to insufficient Account Value ("withdrawal of earnings") and

    . an investment whose earnings are taxed on a current basis ("Taxable
      Investment"), based on an assumed tax rate of 28%, and the assumed earning rates specified.

                                    5 Years    10 Years   20 Years
                                    -------    --------   --------
                                   (7.50% earnings rate)
Certificate                         $143,563   $206,103   $424,785
Certificate (after Taxes)           $131,365   $176,394   $333,845
Taxable Investment                  $130,078   $169,202   $286,294

                                  (10.00% earnings rate)
Certificate                         $161,051   $259,374   $672,750
Certificate (after Taxes)           $143,957   $214,749   $512,380
Taxable Investment                  $141,571   $200,423   $401,694

The hypothetical tables do not reflect any fees or charges under a Certificate or Taxable Investment. However, the Certificates impose:

    . a Mortality and Expense Risk Charge of 1.25%,

    . a Surrender Charge (applicable to withdrawal of earnings for the first seven Certificate years) up to a maximum of 6%,

    . an Administrative Expense Charge of 0.15%, and

    . an Annual Certificate Fee of $30.

A Taxable Investment could incur comparable fees or charges. Fees and charges would reduce the return from a Certificate or Taxable Investment.

Under the Certificates, a withdrawal of earnings is subject to tax, and may be subject to an additional 10% tax penalty before age 59 1/2.

These tables are only illustrations of the effect of tax-deferred accumulations and are not a guarantee of future performance.

                             FINANCIAL STATEMENTS

Separate Account E has a total of 17 Divisions as of the date of this Statement. The December 31, 1998 financial statements of the Generations Divisions that are included in this Statement relate only to these 17 Divisions.

You should consider the financial statements of AGNY that we include in this Statement primarily as bearing on the ability of AGNY to meet its obligations under the Certificates.

                                   INDEX TO
                             FINANCIAL STATEMENTS

                                                                        Page No.
I.  Generations Divisions of Separate Account E Financial Statements

      Report of Ernst & Young LLP, Independent Auditors...................E-1

      Statement of Net Assets.............................................E-2

      Statement of Operations.............................................E-2

      Statement of Changes in Net Assets..................................E-3

      Notes to Financial Statements.......................................E-4

II. AGNY Financial Statements - Statutory Basis

      Report of Ernst & Young LLP, Independent Auditors...................F-1

      Balance Sheets......................................................F-3

      Statements of Operations............................................F-5

      Statements of Changes in Capital and Surplus........................F-6

      Statements of Cash Flows............................................F-7

      Notes to Statutory Basis Financial Statements.......................F-8

[ERNST & YOUNG LLP LOGO]    . One Houston Center           . Phone: 713 750 1500
                              Suite 2400                     Fax:   713 750 1501
                              1221 McKinney
                              Houston, Texas 77010-2007


                        Report of Independent Auditors

Board of Directors
American General Life Insurance Company of New York
 and
Certificate Owners
American General Life Insurance Company of New York
 Generations Divisions
 of Separate Account E

We have audited the accompanying statement of net assets of the Generations Divisions of American General Life Insurance Company of New York (the "Company") Separate Account E as of December 31, 1998, and the related statements of operations and changes in net assets for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Generations Divisions of American General Life Insurance Company of New York Separate Account E at December 31, 1998, and the results of its operations and changes in its net assets for the period then ended, in conformity with generally accepted accounting principles.

                                         /s/ ERNST & YOUNG LLP
                                         ---------------------
                                         ERNST & YOUNG LLP



Houston, Texas
February 10, 1999


      Ernst & Young LLP is a member of Ernst & Young International, Ltd.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK

                              SEPARATE ACCOUNT E

                            STATEMENT OF NET ASSETS
                               December 31, 1998


ASSETS:
  Investment securities - at market (cost $572,434)                 $ 582,326
  Due from American General Life Insurance Company of New York             64
                                                                    ---------
    NET ASSETS                                                      $ 582,390
                                                                    =========
CERTIFICATE OWNER RESERVES:
  Reserves for redeemable annuity certificates                      $ 582,390
                                                                    ---------

    TOTAL CERTIFICATE OWNER RESERVES                                $ 582,390
                                                                    =========

                            STATEMENT OF OPERATIONS
                        Period Ended December 31, 1998

INVESTMENT INCOME:
  Dividends from mutual funds                                       $   1,965
  Other Income                                                          3,963

EXPENSES:
  Expense and mortality fees                                           (3,755)
                                                                    ---------
    NET INVESTMENT INCOME                                               2,173
                                                                    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                       (374)
  Capital gain distributions from mutual funds                          5,527
  Net unrealized gain on investments                                    9,892
                                                                    ---------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                    15,045
                                                                    ---------
    INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  17,218
                                                                    =========

SEE ACCOMPANYING NOTES.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK

                              SEPARATE ACCOUNT E

                      STATEMENT OF CHANGES IN NET ASSETS
                        PERIOD ENDED DECEMBER 31, 1998


OPERATIONS:
  Net investment income                                            $   2,173
  Net realized loss on investments                                      (374)
  Capital gain distributions from mutual funds                         5,527
  Net unrealized gain on investments                                   9,892
                                                                   ---------
    Increase in net assets resulting from operations                  17,218
                                                                   ---------

PRINCIPAL TRANSACTIONS:
  Certificate purchase payments                                      570,772
  Payments to certificate owners:
    Terminations and withdrawals                                      (5,600)
                                                                   ---------
  Increase in net assets resulting from principal transactions       565,172
                                                                   ---------
  TOTAL INCREASE IN NET ASSETS                                       582,390

NET ASSETS:
  Beginning of period                                                      0
                                                                   ---------
  End of period                                                    $ 582,390
                                                                   =========


See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                              SEPARATE ACCOUNT E

NOTE A - ORGANIZATION

  The Generations Divisions (the "Divisions") of American General Life Insurance Company of New York Separate Account E (the "Separate Account") received their first deposits in May, 1998. The Separate Account was established by resolution of the Board of Directors of American General Life Insurance Company of New York (the "Company") on November 19, 1973. From 1992 until the commencement of the Divisions, Separate Account E was inactive, funding no contracts or certificates and holding no assets. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust and at December 31, 1998 consisted of seventeen divisions. The Divisions funded by series of the Morgan Stanley Dean Witter Universal Funds, Inc. and the Van Kampen Life Investment Trust which are available to Generations certificate owners are as follows:

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,
   INC. ("MSDWUF"):                                               VAN KAMPEN LIFE INVESTMENT TRUST ("LIT"):
 (formerly, "Morgan Stanley Universal Funds, Inc. MSUF")           (formerly, "Van Kampen American Capital LIT")
 Asian Equity Portfolio                                             Domestic Income Portfolio
 Emerging Markets Equity Portfolio                                  Emerging Growth Portfolio
 Equity Growth Portfolio                                            Enterprise Portfolio
 Global Equity Portfolio                                            Government Portfolio
 International Magnum Portfolio                                     Growth and Income Portfolio
 Fixed Income Portfolio                                             Money Market Portfolio
 High Yield Portfolio                                               Morgan Stanley Real Estate Securities Portfolio
 Mid Cap Value Portfolio                                            Strategic Stock Portfolio
 Value Portfolio

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

  The accompanying financial statements of the Divisions of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The accounting principles followed by the Divisions and the methods of applying those principles are presented below or in the footnotes which follow.

  SECURITY VALUATION - The investment in shares of Morgan Stanley Dean Witter Universal Funds, Inc. mutual funds and Van Kampen LIT mutual funds are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

  ADMINISTRATIVE EXPENSES AND MORTALITY AND EXPENSE RISK CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are calculated daily, at an annual rate, on the daily net asset value of the Divisions and are paid to the Company. The annual rate for the administrative expense charge is 0.15% and the annual rate for the mortality and expense risk charge is 1.25%. An annual certificate fee of $30 for administrative services will be deducted from each owner's account value on the
last day of each certificate year prior to the annuity commencement date.   A
surrender charge is applicable to certain withdrawal amounts pursuant to the
certificate and is payable to the Company.   No certificate fees or surrender
charges were collected for the period ended December 31, 1998.

  The funds pay their investment advisers, Van Kampen Asset Management, Inc., Morgan Stanley Dean Witter Investment Management, Inc., and Miller Anderson & Sherrerd, LLP, a monthly fee based on each fund's average net asset value.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

  ANNUITY RESERVES - Annuity reserves are computed for currently payable contracts according to the 1983a Individual Annuity Mortality Table projected under Scale G factors. The assumed interest rate is 3.5 percent. Charges to annuity reserves for mortality and expense risk experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

NOTE C - FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

NOTE D - INVESTMENTS

   Fund shares are purchased at net asset value with net certificate payments (certificate purchase payments less terminations, withdrawals and amounts payable to the Company) and reinvestment of distributions made by the funds. The following is a summary of fund shares owned as of December 31, 1998.

                                                             Net           Value of                           Unrealized
                                                            Asset          Shares at          Cost of        Appreciation/
                   Fund                         Shares      Value           Market          Shares Held     (Depreciation)
MORGAN STANLEY  DEAN WITTER
UNIVERSAL FUNDS, INC.:
  Asian Equity Portfolio                           0.000     $  5.23      $        0         $       0         $      0
  Emerging Markets Equity Portfolio                0.000        7.11               0                 0                0
  Fixed Income Portfolio                           0.000       10.70               0                 0                0
  Global Equity Portfolio                      8,964.985       13.14         117,800           116,607            1,193
  Equity Growth Portfolio                     10,954.536       15.10         165,414           161,060            4,354
  High Yield Portfolio                             0.000       10.35               0                 0                0
  International Magnum Portfolio               4,148.862       11.23          46,592            49,951           (3,359)
  Mid Cap Value Portfolio                      6,268.886       14.93          93,594            89,522            4,072
  Value Portfolio                              5,356.626       11.10          59,459            65,967           (6,508)

VAN KAMPEN LIT:
  Domestic Income Portfolio                        0.000        8.80               0                 0                0
  Emerging Growth Portfolio                    2,190.289       22.62          49,544            40,450            9,094
  Enterprise Portfolio                            56.147       22.39           1,257             1,000              257
  Government Portfolio                             0.000        9.59               0                 0                0
  Growth and Income Portfolio                  2,702.423       14.48          39,131            37,969            1,162
  Money Market Portfolio                           0.000        1.00               0                 0                0
  Morgan Stanley Real Estate
    Securities Portfolio                         322.081       13.76           4,432             4,954             (522)
  Strategic Stock Portfolio                      427.783       11.93           5,103             4,954              149
                                                                          ----------         ---------         --------
Total                                                                     $  582,326         $ 572,434         $  9,892
                                                                          ==========         =========         ========

   The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 1998 were $578,979 and $6,168, respectively. The cost of total investments owned at December 31, 1998 was the same for both financial reporting and federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation as of December 31, 1998 were $20,281 and $10,389, respectively.

SEPARATE ACCOUNT E
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - SUMMARY OF CHANGES IN UNITS

SUMMARY OF CHANGES IN UNITS FOR THE PERIOD ENDED DECEMBER 31, 1998

CERTIFICATES IN ACCUMULATION PERIOD:

                                          MSDWUF            MSDWUF           MSDWUF            MSDWUF           MSDWUF
                                       Asian Equity    Emerging Markets   Fixed Income     Global Equity     Equity Growth
                                        Portfolio      Equity Portfolio    Portfolio         Portfolio         Portfolio
Outstanding at beginning of period         0.000               0.000                0.000           0.000          0.000
Purchase payments                          0.000               0.000                0.000      17,827.453      22,969.247
Terminations and withdrawals               0.000               0.000                0.000           0.000        (436.537)
Transfers to annuity                       0.000               0.000                0.000           0.000           0.000
Transfers between funds                    0.000               0.000                0.000           0.000           0.000
                                      ----------          ----------          -----------     -----------     -----------
Outstanding at end of period               0.000               0.000                0.000      17,827.453      22,532.710
                                      ==========          ==========          ===========     ===========     ===========

                                                             MSDWUF            MSDWUF            MSDWUF         Van Kampen LIT
                                         MSDWUF           International      Mid Cap Value        Value         Domestic Income
                                  High Yield Portfolio   Magnum Portfolio      Portfolio        Portfolio          Portfolio

Outstanding at beginning of period         0.000               0.000                0.000           0.000           0.000
Purchase payments                          0.000           8,151.228           12,609.173      10,620.681           0.000
Terminations and withdrawals               0.000               0.000             (177.108)          0.000           0.000
Transfers to annuity                       0.000               0.000                0.000           0.000           0.000
Transfers between funds                    0.000               0.000                0.000           0.000           0.000
                                      ----------          ----------          -----------     -----------     -----------
Outstanding at end of period               0.000           8,151.228           12,432.065      10,620.681           0.000
                                      ==========          ==========          ===========     ===========     ===========


                                     Van Kampen LIT       Van Kampen LIT     Van Kampen LIT    Van Kampen LIT    Van Kampen LIT
                                    Emerging Growth         Enterprise         Government        Growth And       Money Market
                                       Portfolio             Portfolio          Portfolio     Income Portfolio     Portfolio

Outstanding at beginning of period         0.000               0.000                0.000           0.000           0.000
Purchase payments                      4,739.750              58.902                0.000       5,694.977           0.000
Terminations and withdrawals            (140.783)              0.000                0.000         (62.785)          0.000
Transfers to annuity                       0.000               0.000                0.000           0.000           0.000
Transfers between funds                    0.000               0.000                0.000           0.000           0.000
                                      ----------          ----------          -----------     -----------     -----------
Outstanding at end of period           4,598.967              58.902                0.000       5,632.192           0.000
                                      ==========          ==========          ===========     ===========     ===========

                                     Van Kampen LIT
                                     Morgan Stanley       Van Kampen LIT
                                 Real Estate Securities   Strategic Stock
                                       Portfolio             Portfolio

Outstanding at beginning of period         0.000               0.000
Purchase payments                        569.486             868.823
Terminations and withdrawals               0.000               0.000
Transfers to annuity                       0.000               0.000
Transfers between funds                    0.000               0.000
                                      ----------          ----------
Outstanding at end of period             569.486             868.823
                                      ==========          ==========

NOTE F - NET ASSETS REPRESENTED BY:
                                                    DECEMBER 31, 1998
CERTIFICATES IN ACCUMULATION PERIOD:

                                                        Units          Unit Value        Amount
Morgan Stanley Dean Witter Universal Funds, Inc.:
  Asian Equity Portfolio                                  0.000       $ 2.644425        $       0
  Emerging Markets Equity Portfolio                       0.000         3.434261                0
  Fixed Income Portfolio                                  0.000         5.754670                0
  Global Equity Portfolio                            17,827.453         6.608795          117,818
  Equity Growth Portfolio                            22,532.710         7.342165          165,439
  High Yield Portfolio                                    0.000         5.760334                0
  International Magnum Portfolio                      8,151.228         5.715484           46,588
  Mid Cap Value Portfolio                            12,432.065         7.529628           93,609
  Value Portfolio                                    10,620.681         5.599234           59,468

VAN KAMPEN LIT:
  Domestic Income Portfolio                               0.000        10.315892                0
  Emerging Growth Portfolio                           4,598.967        10.774577           49,552
  Enterprise Portfolio                                   58.902        21.251787            1,252
  Government Portfolio                                    0.000        10.069069                0
  Growth and Income Portfolio                         5,632.192         6.947231           39,128
  Money Market Portfolio                                  0.000         8.297154                0
  Morgan Stanley Real Estate Securities Portfolio       569.486         7.783358            4,432
  Strategic Stock Portfolio                             868.823         5.874872            5,104
                                                                                        ---------
TOTAL CERTIFICATE OWNER RESERVES                                                        $ 582,390
                                                                                        =========

NOTE G - YEAR 2000 CONTINGENCY (UNAUDITED)

     Internal Systems. The Company's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGL's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including the Company, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the company to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operations. As of December 31, 1998, substantially all of the Company's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

SEPARATE ACCOUNT E
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - YEAR 2000 CONTINGENCY (UNAUDITED) - CONTINUED

     Third Party Relationships. The Company has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) the Company and include organizations with which the company exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that the company exercises less, or no, control over Year 2000 readiness. The Company has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to the Company. A more detailed evaluation will be completed during first quarter 1999 as part of the Company's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, the Company's testing activities will extend through 1999.

     Contingency Plans. The Company has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. The Company is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

     Risks and Uncertainties. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, the Company believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on the Company's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and the Company is not able to predict a most reasonably likely worst case scenario. If conversion of the Company's internal systems is not completed on a timely basis (due to non-performance by significant third-party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing the Company's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on the Company's operations following the turn of the century.

     Costs. Through December 31, 1998, the Company has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on the Company's results of operations or financial condition. In addition, the Company has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with the Company's normal accounting policies. These costs are not passed to Divisions of the Separate Account.

ERNST & YOUNG LLP LOGO]        . One Houston Center        . Phone: 713 750 1500
                                 Suite 2400                  Fax:   713 750 1501
                                 1221 McKinney
                                 Houston, Texas 77010-2007



                        Report of Independent Auditors

Board of Directors
American General Life Insurance Company
  of New York

We have audited the accompanying statutory basis balance sheets of American General Life Insurance Company of New York (the "Company") as of December 31, 1998 and 1997, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note A to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are described in Note A. The effects on the financial statements of these variances are not reasonably determinable, but are presumed to be material.

In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of American General Life Insurance Company of New York at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.



      Ernst & Young LLP is a member of Ernst & Young International, Ltd.

[ERNST & YOUNG LLP LOGO]






Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

                                       /s/ ERNST & YOUNG LLP
                                       ---------------------
                                       ERNST & YOUNG LLP


March 30, 1999

              American General Life Insurance Company of New York

                       Balance Sheets - Statutory Basis


                                                    December 31
                                              1998              1997
                                           ------------------------------
ADMITTED ASSETS
Cash and investments:
  Bonds                                    $695,320,400      $707,357,241
  Preferred Stocks                              850,000           681,726
  Common Stocks                                 220,920           203,130
  Cash on hand and on deposit                 3,506,964         2,734,161
  Short-term investments                      3,114,446         6,993,678
  Mortgage loans on real estate               6,663,878         9,849,056
  Policy loans                              108,810,423       100,727,265
  Investment in joint ventures                6,580,000         5,700,000
  Other invested assets                       1,183,453           402,466
                                           ------------      ------------
Total cash and investments                  826,250,484       834,648,723

Other assets:
  Accrued investment income                  11,959,646        12,075,881
  Premiums due, deferred, and
   uncollected, less loading
   ($888,828 in 1998 and
   $1,113,133 in 1997)                        8,183,136        10,113,898
  Reinsurance receivables and other           6,894,934         7,570,941
                                           ------------      ------------
Total assets excluding separate accounts    853,288,200       864,409,443
Assets held in separate accounts                582,326                 -

                                           ------------      ------------
Total admitted assets                      $853,870,526      $864,409,443
                                           ============      ============


See accompanying notes

                                                       December 31
                                                 1998              1997
                                              ------------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Reserve for future policy benefits          $713,508,540      $710,507,413
  Premium and other deposit liabilities         38,719,426        41,066,440
  General expenses and other liabilities        33,977,411        21,676,979
  Policy and contract claims payable             9,597,951         7,323,116
  Dividends payable to policyholders             2,624,532         2,481,577
  Note payable to parent                                 -           156,000
  Federal income taxes                            (558,772)        2,262,760
  Cash overdraft                                         -           339,226
  Asset valuation reserve                        6,904,850         5,947,928
  Interest maintenance reserve                   2,905,680           581,931
                                              ------------      ------------
Total liabilities excluding separate accounts  807,679,618       792,343,370
Liabilities related to separate accounts           582,326                 -
                                              ------------      ------------
Total liabilities                              808,261,944       792,343,370

Capital and surplus:
  Common stock - par value $200 per share;
   15,000 shares authorized, issued, and
   outstanding                                   3,000,000         3,000,000
  Additional paid-in surplus                    44,210,030        44,210,030
  Group contingency life reserve                    23,593            34,151
  Unassigned surplus (deficit)                  (1,625,041)       24,821,892
                                              ------------      ------------
Total capital and surplus                       45,608,582        72,066,073

                                              ------------      ------------
Total liabilities and capital and surplus     $853,870,526      $864,409,443
                                              ============      ============


See accompanying notes.

              American General Life Insurance Company of New York

                  Statements of Operations - Statutory Basis


                                                   Year ended December 31
                                                   1998              1997
                                                ------------------------------
Revenues:
  Premiums and annuity considerations           $ 82,703,878      $ 93,034,098
  Considerations for supplementary contracts       4,277,814         4,119,705
  Net investment income                           62,645,263        62,549,844
  Amortization of interest maintenance reserve       195,668            61,980
  Allowances and reserve adjustments on
   reinsurance ceded, net                          7,334,375         3,796,001
  Other income                                     5,383,391         4,845,769
                                                ------------      ------------
Total revenues                                   162,540,389       168,407,397

Benefits and expenses:
  Benefits paid or provided                      104,779,152        98,988,825
  Increase in policy reserves and other
   deposit funds                                     464,776         2,549,915
  Commissions                                      9,442,136        10,720,887
  General insurance expenses and taxes, other
   than federal income taxes                      19,530,772        24,548,555
  Net transfers to separate accounts                 530,994                 -
                                                ------------      ------------
Total benefits and expenses                      134,747,830       136,808,182

Net gain from operations before dividends to
 policyholders and federal income taxes           27,792,559        31,599,215
Dividends to policyholders                         2,645,871         2,222,995
                                                 -----------       -----------
Net gain from operations before federal
 income taxes                                     25,146,688        29,376,220
Federal income taxes                               7,626,019        10,953,872
                                                ------------      ------------
Net gain from operations after dividends to
 policyholders and federal income taxes           17,520,669        18,422,348

Net realized capital losses, net of tax benefit
 of $1,464,089 in 1998 and $316,519 in 1997,
 and excluding net gains of $2,519,417 in 1998
 and $224,075 in 1997 transferred to the
 interest maintenance reserve                        (71,164)          (84,170)
                                                ------------      ------------
Net income                                      $ 17,449,505      $ 18,338,178
                                                ============      ============


See accompanying notes.

              American General Life Insurance Company of New York
        Statements of Changes in Capital and Surplus - Statutory Basis


                                                       December 31
                                                 1998              1997
                                              ------------------------------
Capital and surplus:
  Balance at beginning of year                $ 72,066,073      $ 55,125,310
  Net income                                    17,449,505        18,338,178
  Cash dividend to parent                      (26,999,996)       (4,000,000)
  (Increase) decrease  in asset valuation
   reserve                                        (956,922)        2,732,722
  (Increase) decrease in nonadmitted assets        962,790           (94,696)
  Change in net unrealized capital gains            28,304            19,997
  (Increase) decrease in liability for
   reinsurance in unauthorized companies            (1,642)           90,010
  Increase in reserves due to change in
   valuation basis                                (135,449)         (145,448)
  Prior period reinsurance adjustment              207,568                 -
      Litigation settlement                    (17,011,649)                -
                                               -----------      ------------
Balance at end of year                        $ 45,608,582      $ 72,066,073
                                               ===========      ============

See accompanying notes.

              American General Life Insurance Company of New York

                  Statements of Cash Flows - Statutory Basis

                                                       December 31
                                                 1998              1997
                                              ------------------------------
OPERATING ACTIVITIES
  Premiums and annuity considerations
   received                                   $  84,944,783      $  92,858,733
  Considerations for supplementary contracts
   received                                       4,277,814          4,108,375
  Allowances and reserve adjustments received
   on reinsurance ceded, net                      1,703,832          7,681,188
  Net investment income received                 61,614,430         61,731,822
  Other income received                           5,386,163          6,652,554
  Benefits paid                                (101,885,769)      (101,746,348)
  Commissions, general insurance expenses,
   and taxes paid, other than federal
   income taxes                                 (33,650,688)       (35,257,597)
  Federal income taxes paid, excluding tax
   on capital gains                             (10,447,551)        (9,783,580)
  Dividends paid to policyholders                (2,598,815)        (2,062,446)
                                              -------------      -------------
  Net cash provided by operating activities       9,344,199         24,182,701

INVESTING ACTIVITIES
Proceeds from investments sold, matured,
 or repaid, net of federal income taxes
 paid on capital gains                          127,199,903        129,314,460
Cost of investments acquired                   (107,958,748)      (135,136,436)
Net increase in policy loans                     (8,092,514)        (7,429,562)
                                              -------------      -------------
Net cash provided by (used in)
 investing activities                            11,148,641        (13,251,538)

FINANCING ACTIVITIES
Dividend to parent                              (26,999,996)        (4,000,000)
Proceeds from notes payable to parent            33,317,000         78,272,000
Repayment of notes payable to parent            (33,473,000)       (78,116,000)
Other                                             3,556,727         (1,160,034)
                                              -------------      -------------
Net cash used in financing activities           (23,599,269)        (5,004,034)
                                              -------------      --------------
Net (decrease) increase in cash and
 short-term investments                          (3,106,429)         5,927,129
Cash and short-term investments at
 beginning of year                                9,727,839          3,800,710
                                              -------------      -------------
Cash and short-term investments at
 end of year                                  $   6,621,410      $   9,727,839
                                              =============      =============


See accompanying notes.

              American General Life Insurance Company of New York

                 Notes to Statutory Basis Financial Statements


                               December 31, 1998


A. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

American General Life Insurance Company of New York (the "Company") is a wholly owned subsidiary of American General Life Insurance Company ("AGL"), which is domiciled in the state of Texas. AGL is wholly owned by AGC Life Insurance Company, which is domiciled in the state of Missouri. American General Corporation ("AGC"), a general business corporation domiciled in the state of Texas, owns all the issued and outstanding stock of AGC Life Insurance Company. The Company has one wholly owned subsidiary, Winchester Agency, Ltd., a life insurance agency.

The Company's ultimate parent, AGC, completed the merger of USLIFE Corporation ("USLIFE") on June 17, 1997. Certain consolidation activities occurred subsequent to the merger which resulted in the recognition of $1,505,878 and $1,513,995 in restructuring charges by the Company in 1998 and 1997, respectively.

The Company is licensed in 50 states and the District of Columbia, with a majority of its business written in the state of New York. The Company's portfolio includes universal life, interest-sensitive whole life, traditional life, and annuity plans marketed to upper-income consumers and sponsored markets (payroll deduction, credit unions, and government allotment). During 1998 and 1997, business generated through one general agency accounted for approximately 70% and 59%, respectively, of first-year life insurance premiums and 48% and 46%, respectively, of renewal life insurance premiums.

              American General Life Insurance Company of New York

A. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The preparation of financial statements requires management to make estimates and assumptions that affect (1) the reported amounts of assets and liabilities,
(2) disclosures of contingent assets and liabilities, and (3) the reported amounts of revenues and expenses during the reporting periods. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the Insurance Department of the State of New York. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. There were no material permitted practices utilized by the Company in 1998 or 1997.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Insurance Department. At this time, it is unclear whether the State of New York will adopt Codification.

The prescribed practices used as a basis to prepare the accompanying financial statements of the Company differ in certain respects from generally accepted accounting principles ("GAAP"). The effects on the financial statements of these variances are not reasonably

              American General Life Insurance Company of New York

                 Notes to Statutory Basis Financial Statements


A.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

determinable, but are presumed to be material. The more significant differences from GAAP are as follows:

    Insurance Policy Acquisition Costs

    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

    Investments

    Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of shareholder's equity for those designated as available-for-sale.

    Nonredeemable preferred stocks are reported at cost or amortized cost, if in good standing. If not in good standing, nonredeemable preferred stocks are valued at market or other values furnished by the NAIC. Common stocks are reported at market value. Market values are based on the values prescribed by the securities valuation office of the NAIC. The related unrealized capital gain (loss) is reported in unassigned surplus without any adjustments for federal income taxes. For GAAP, nonredeemable preferred stock and common stock are designated as trading or available-for-sale and are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

              American General Life Insurance Company of New York

A.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Nonadmitted Assets

    Certain assets designated as "nonadmitted" assets, principally receivables and furniture and equipment, are excluded from the balance sheet and changes therein are charged directly to unassigned surplus.

    Asset Valuation Reserve and Interest Maintenance Reserve

    As prescribed by the NAIC, the Company reports an Asset Valuation Reserve ("AVR"). The AVR is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. Under GAAP, valuation allowances are provided when there has been a decline in value deemed other than temporary; the provision for such declines are charged to earnings.

    As also prescribed by the NAIC, the Company reports an Interest Maintenance Reserve ("IMR"), which represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed-income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income on a straight-line basis over the remaining period to maturity based on groupings of individual securities sold in five-year bands. Under GAAP, realized gains and losses would be reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold.

    Subsidiary

    The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company, as required under GAAP.

    Policy Reserves

    Policy reserves are provided based on assumptions and methods prescribed by insurance regulatory authorities rather than on expected mortality, morbidity, interest, and withdrawal assumptions deemed appropriate by the Company, as required under GAAP.

              American General Life Insurance Company of New York

A.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Federal Income Taxes

    Federal income taxes are provided based on estimated liabilities for taxes incurred. Under GAAP, deferred income taxes are also provided for differences between financial reporting and taxable income.

    Recognition of Premium Revenues

    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies. Under GAAP, most receipts of premiums for interest-sensitive life insurance policies and annuities are classified as deposits instead of revenue. GAAP-basis revenues for these contracts consist of mortality, expense, and surrender charges assessed against the account balance.

    Reinsurance

    A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to earnings.

    Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves, rather than as assets, as required under GAAP.

    Commissions allowed by reinsurers on business ceded are reported as income when received, rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.

    Certain reinsurance contracts meeting risk transfer requirements under statutory basis accounting practices have been accounted for using traditional reinsurance accounting, whereas such contracts are accounted for using deposit accounting under GAAP.

              American General Life Insurance Company of New York

A.  Nature of Operations and Significant Accounting Policies (continued)

    Guaranty Fund Assessments

    Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund. Under GAAP, future assessments that are probable and estimable are also accrued.

    Policyholder Dividends

    Policyholder dividends are recognized when declared rather than over the terms of the related policies, as required under GAAP.

Other significant accounting policies are as follows:

INVESTMENTS

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the scientific method. Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Changes in estimated cash flows from original assumptions are accounted for using the retrospective method.

Redeemable preferred stocks are reported at cost or amortized cost; and nonredeemable preferred stocks are reported at cost or amortized cost if in good standing, and at market or other NAIC-prescribed values if not in good standing. Common stocks are reported at market value, as prescribed by the NAIC.

Policy loans are reported at unpaid principal balances. Mortgage loans are reported at unpaid principal balances less an allowance for impairment.

Security transactions are accounted for on the date the order to buy or sell is executed.

Interest earned on fixed-maturity securities, mortgage loans, and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Dividends are recorded as income on the ex-dividend dates.

              American General Life Insurance Company of New York

A.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are recognized using the specific-identification method. Net realized capital gains and losses in excess of amounts transferred to the IMR are credited or charged directly to net income, while net unrealized capital gains and losses are recorded as adjustments of unassigned surplus.

POLICY RESERVES

The Company computes ordinary business policy reserves using the Modified Preliminary Term, Net Level Premium, Commissioners' Reserve Valuation, and New Jersey Standard Valuation methods. Generally, the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables with interest rates ranging from 2% to 6% are utilized. Annuities are valued primarily using the 1983a, 1971 Individual, 1971 Group, and 1951 Group Annuity Mortality Tables with interest assumptions ranging from 2.5% to 11.0%. Additional minimum reserves are calculated on policies with a guaranteed gross premium less than the net premium based on minimum reserve requirements of the laws of the State of New York. Additional premiums are charged for substandard lives. Mean substandard reserves are determined by computing the regular mean reserve for the plan and holding in addition a factor times the extra premium charge for the year. The factor varies by duration and type of plan and is based on appropriate multiples of standard rates of mortality. Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves which include fund accumulations, for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

POLICY AND CONTRACT CLAIMS

Policy and contract claims represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

              American General Life Insurance Company of New York

B.  INVESTMENTS

FIXED-MATURITY SECURITIES

The statement value and NAIC market value of fixed-maturity securities by type at December 31, 1998 and 1997 were as follows (in 000s):

                                                GROSS      GROSS      NAIC
                                   STATEMENT  UNREALIZE UNREALIZED   MARKET
                                     VALUE       GAIN      LOSS       VALUE
                                   -----------------------------------------
DECEMBER 31, 1998
Bonds:
  United States and governments
   of other countries              $ 14,575     $  1,990   $    8   $ 16,557
  State, municipal, and political
   subdivisions                       4,471          695        _      5,166
  Special revenue                   150,315            -        -    150,315
  Public utility                     83,349        2,335        -     85,684
  Industrial and miscellaneous      442,610       22,873    1,949    463,534
                                   -----------------------------------------
Total                              $695,320     $ 27,893   $1,957   $721,256
                                   =========================================



                                                GROSS      GROSS      NAIC
                                   STATEMENT  UNREALIZE UNREALIZED   MARKET
                                     VALUE       GAIN      LOSS       VALUE
                                   -----------------------------------------
DECEMBER 31, 1997
Bonds:
  United States and governments
   of other countries              $ 17,209     $  1,747   $   39   $ 18,917
  State, municipal, and political
   subdivisions                       4,452          576        _      5,028
  Special revenue                   160,113            -        -    160,113
  Public utility                     93,792        1,771       10     95,553
  Industrial and miscellaneous      431,791       21,866      132    453,525
                                   -----------------------------------------
Total                              $707,357     $ 25,960   $  181   $733,136
                                   =========================================

              American General Life Insurance Company of New York

B.  INVESTMENTS (CONTINUED)

NAIC market values generally represent quoted market values for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1998 and 1997, the NAIC market values of investments in bonds includes $395,148,177 and $387,626,863, respectively, of bonds that were valued at amortized cost.

Fixed maturities are not intended to be sold in the normal course of business and are usually held until maturity. Therefore, the presentation of fair values for fixed maturities without a corresponding revaluation of related policyholder liabilities can be misinterpreted, and care should be exercised in drawing conclusions from such data.

The contractual maturities of fixed-maturity securities at December 31, 1998 were as follows (in 000s):

                                                         NAIC
                                          Statement     Market
                                            Value       Value
                                          ----------------------
Due in one year or less                   $ 12,186      $ 12,331
Due after one year through five years      122,463       126,456
Due after five years through ten years     137,897       142,605
Due after ten years                        266,032       283,121
Mortgage-backed securities                 156,742       156,743
                                          ----------------------
                                          $695,320      $721,256
                                          ======================

Actual maturities may differ from contractual maturities, as borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

              American General Life Insurance Company of New York

B.  INVESTMENTS (CONTINUED)

Proceeds from sales and redemptions of fixed maturities were $123,842,834 and $127,778,692 during 1998 and 1997, respectively. Gross gains of $3,835,592 and $1,514,194, and gross losses of $544,425 and $1,146,507, were realized on those sales during 1998 and 1997, respectively.

At December 31, 1998, the Company held unrated or below-investment-grade corporate bonds of $39,557,123 with an aggregate fair value of $39,566,280. Those holdings amounted to 5.69% of the Company's investments in bonds and 4.63% of the Company's total admitted assets. The holdings of below-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

The Company has fixed-maturity investments on deposit with various state insurance departments to satisfy regulatory requirements. These investments had an amortized cost of $1,493,402 and $1,498,906 at December 31, 1998 and 1997, respectively.

PREFERRED AND COMMON STOCKS

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows (in 000s):


                                     GROSS        GROSS
                                   UNREALIZED   UNREALIZED
                        COST         GAINS        LOSSES         FAIR VALUE
                      -----------------------------------------------------
AT DECEMBER 31, 1998
Preferred stocks       $ 850         $   -         $   -           $  850
Common stocks              5           216             -              221
                      -----------------------------------------------------
Total                  $ 855         $ 216         $   -           $1,071
                      =====================================================
AT DECEMBER 31, 1997
Preferred stocks       $ 682         $ 612         $   -           $1,294
Common stocks              5           198             -              203
                      -----------------------------------------------------
Total                  $ 687         $ 810         $   -           $1,497
                      =====================================================

              American General Life Insurance Company of New York

B.  INVESTMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. The Company requires collateral on all real estate loans based upon management's credit assessment of the borrower. Nonperforming mortgage loans are defined as the outstanding balance of loans 60 days or more past due (includes mortgages over 90 days as shown in the annual statement, Schedule B, Part 2, Section 2), mortgage loans in the process of foreclosure, and commercial loans whose original terms have been modified. There were no nonperforming mortgage loans at December 31, 1998. As of December 31, 1998, the mortgage loan portfolio was distributed as follows (in
000s):

                              Outstanding         % of
                                 Amount           Total       Fair Value
                              ------------------------------------------
Geographic distribution:
  South Atlantic                $ 2,975            45%          $ 3,124
  West South Central              2,674            40%            2,808
                              ------------------------------------------
Total                           $ 6,664           100%          $ 6,967
                              ==========================================
Property type:
  Retail                        $ 2,674            40%          $ 2,808
  Industrial                      2,975            45%            3,124
                              ------------------------------------------
Total                           $ 6,664           100%          $ 6,967
                              ==========================================

Fair values for mortgage loans were estimated using discounted cash flow analysis. Cash flows were based upon contractual maturities, with the discount rates being based on U.S. Treasury rates for similar maturity ranges, adjusted for risk, based upon property type. Loans with similar characteristics were aggregated for the calculations. Assumptions regarding future economic activity have been made in estimating the fair value. Future economic activity may deviate from the assumptions. Care should be exercised in drawing conclusions based on the estimated fair value at the end of a year, since the Company usually holds its mortgage loans until maturity.

              American General Life Insurance Company of New York

B.  INVESTMENTS (CONTINUED)

At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. The Company purchased no new mortgage loans in 1998. At December 31, 1998, the Company had no investments in mortgage loans subject to prior liens. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

POLICY LOANS

The fair value of policy loans at December 31, 1998 was $128,131,044. The fair value was estimated using discounted cash flow analysis and actuarially determined assumptions, incorporating market rates. Loans with similar characteristics were aggregated for the calculations.

INVESTMENT INCOME

Major categories of the Company's net investment income are summarized as follows (in 000s):

                                       YEAR ENDED DECEMBER 31
                                         1998           1997
                                       ----------------------
Investment income:
  Bonds                                $ 55,015      $ 55,852
  Preferred stocks                           10           104
  Common stocks                               -             -
  Mortgage loans on real estate             683           886
  Policy loans                            6,788         6,232
  Short-term investments and cash           399           187
  Other invested assets                   1,120           740
  Miscellaneous investment income           (55)          142
                                       ----------------------
Gross investment income                  63,960        64,143
Less investment expenses                  1,315         1,593
                                       ----------------------
Net investment income                  $ 62,645      $ 62,550
                                       ======================

              American General Life Insurance Company of New York

B.  INVESTMENTS (CONTINUED)

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows (in 000s):

                                       YEAR ENDED DECEMBER 31
                                         1998           1997
                                       ----------------------
Realized capital gains                 $  3,912      $    456
Less federal income taxes on tax-basis
 realized capital gains before effect
 of transfer to IMR                      (1,464)         (316)
                                       ----------------------

                                          2,448           140
Less amount transferred to IMR           (2,519)         (224)
                                       ----------------------
Net realized capital losses            $    (71)     $    (84)
                                       ======================

C.  NONADMITTED ASSETS

Equipment is recorded at cost ($732,829 at December 31, 1998 and 1997) less accumulated depreciation ($650,367 and $553,828 at December 31, 1998 and 1997, respectively). Depreciation expense for 1998 and 1997 was $96,539 and $100,538, respectively, computed on a straight-line basis over five years. These assets are considered nonadmitted and their values and related depreciation expense are excluded from the statutory-basis financial statements.

              American General Life Insurance Company of New York

D.  ANNUITY RESERVES

At December 31, 1998, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in 000s):

                                                           Amount          %
                                                          --------      -------
Subject to discretionary withdrawal (with adjustment):
  With market value adjustment                            $ 22,429        9.85%
  At book value, less surrender charge of 5% or more        46,316       20.33%
  At market value                                              548        0.24%
                                                          --------      -------
Total with adjustment (separate accounts)                   69,293       30.42%
Subject to discretionary withdrawal (without adjustment)
  at book value with minimal or no charge or adjustment    112,621       49.45%
Not subject to discretionary withdrawal                     45,854       20.13%
                                                          --------      -------
Total annuity reserves and deposit fund liabilities
  before reinsurance                                       227,768      100.00%
Less reinsurance ceded                                       2,728      =======
                                                           -------
Net annuity reserves and deposit fund liabilities,
  including separate accounts                             $225,040
                                                          ========

The tabular interest, tabular less actual reserve released, and tabular costs have all been computed in accordance with the regulations of the State of New York.

E.  FAIR VALUE OF INVESTMENT CONTRACTS

Investment contracts are long-duration contracts that do not subject the insurer to significant risks arising from policyholder mortality or morbidity. The majority of the Company's annuity products are considered investment contracts.

The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts at December 31 are as follows (in 000s):

                                    CARRYING VALUE            FAIR VALUE
                                  1998          1997        1998      1997
                                ---------------------------------------------
Investment contracts            $ 129,522    $ 202,784   $ 124,250  $ 193,140

              American General Life Insurance Company of New York

E.  FAIR VALUE OF INVESTMENT CONTRACTS (CONTINUED)

Fair values were estimated using cash flows discounted at market interest rates. Assumptions regarding future economic activity have been made in estimating fair value. Care should be exercised in drawing conclusions based on the estimated fair value of insurance investment contracts, since the liabilities are scheduled to mature over a number of years.

F.  FEDERAL INCOME TAXES

The Company and its subsidiary, together with certain other subsidiaries of AGC, are included in a life/nonlife consolidated tax return with AGC. The Company participates in a tax-sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to AGC as if the companies filed separate tax returns, and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

In 1998, the Company provided $6,161,930 in federal income taxes, of which $7,626,019 was related to operations and $1,464,089 in benefits resulted from net realized tax-basis capital losses.

A reconciliation of the statutory tax rate to the Company's effective tax rate on operations follows (in 000s):

                                                YEAR ENDED DECEMBER 31
                                               1998                1997
                                          ------------------------------------
Tax at statutory tax rate                 $ 8,801    35.0%    $ 10,282   35.0%
Sec. 848 (DAC Tax)                            813     3.2        1,095    3.7
Change in deferred and uncollected
  premiums                                    672     2.7         (392)  (1.3)
Reserve adjustments                        (1,651)   (6.6)      (1,079)  (3.7)
Adjustment of prior period tax liability      181     0.7          175    0.6
Investment accruals and deductions            104     0.4          (47)  (0.2)
Other                                      (1,294)   (5.1)         920    3.1
                                          ------------------------------------
                                          $ 7,626    30.3%    $ 10,954   37.2%
                                          ====================================

              American General Life Insurance Company of New York

F.  FEDERAL INCOME TAXES (CONTINUED)

Prior to 1984, a portion of the Company's income was not taxed, but was accumulated in a "policyholders' surplus account." In the event that those amounts are distributed to the Company's shareholder, or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates. The policyholders' surplus account balance at December 31, 1998 was $4,572,448. Management does not intend to take actions nor does management expect any events to occur that would cause income taxes to become payable on that amount.

AGC and the majority of its subsidiaries file a consolidated federal income tax return. The Internal Revenue Service has completed examinations of the Company's tax returns through 1988 and is currently examining tax returns for 1989 through 1996. In addition, the tax returns of companies recently acquired are being examined. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not exceed amounts recorded in the consolidated financial statements.

G.  REINSURANCE

The Company is routinely involved in reinsurance transactions covering all lines of business to help reduce the loss on any insured. The Company limits its exposure to loss on any single insured to $350,000 by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of exposure to reinsurance loss by using several reinsurers that have strong claims-paying ability ratings. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

Reinsurance premiums were as follows (in 000s):

                                              YEAR ENDED DECEMBER 31
                                                1998          1997
                                              ----------------------
Assumed premiums                              $    20       $    33
Ceded premiums                                $21,365       $19,149

Reserve credits for reinsurance ceded reduced the reserve for future policy benefits by $45,428,197 and $43,824,820 for the years ended December 31, 1998 and 1997, respectively. Reserves related to reinsurance assumed amounted to $11,745,119 and $12,474,220 at December 31, 1998 and 1997, respectively.

              American General Life Insurance Company of New York

G.  REINSURANCE (CONTINUED)

Policy and contract claim liabilities were reduced for reinsurance ceded by $2,719,463 and $1,498,579 in 1998 and 1997, respectively. Claim liabilities related to reinsurance assumed amounted to $66,097 and $67,162 at December 31, 1998 and 1997, respectively.

Benefits paid or provided for reinsurance ceded totaled $7,598,941 and $7,731,327 in 1998 and 1997, respectively.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $2,890 and $1,248 at December 31, 1998 and 1997, respectively.

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1998, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 1.7% of the Company's surplus.

In 1998 and 1997, the Company did not commute any ceded reinsurance, nor did it enter into or engage in any agreement that reinsures policies or contracts that were in force or had existing reserves as of the effective date of such agreements.

No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

              American General Life Insurance Company of New York

H.  BENEFIT PLANS

Substantially all employees of the Company are covered under noncontributory, defined-benefit pension plans of AGC. Pension benefits are based on the participant's average monthly compensation and length of credited service. The Company's funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The Company uses the projected unit credit method to compute pension expense.

Equity and fixed maturity securities were 66% and 32%, respectively, of the plans' assets at the plans' most recent balance sheet date. Additionally, 1% of plan assets was invested in general investment accounts of AGC's subsidiaries through deposit administration insurance contracts.

The components of pension expense and underlying assumptions were as follows:

                                                      1998          1997
                                                   ------------------------
                                                         (In Thousands)

Service cost (benefits earned)                      $   783        $   58
Interest cost                                         1,159           154
Expected return on plan assets                       (1,273)         (244)
Amortization                                           (188)           15
                                                    ---------------------
Pension (income) expense                                481           (17)
                                                    =====================

Discount rate on benefit obligation                    7.00%        7.25%
Rate of increase in compensation                       4.25%        4.00%
Expected long-term rate of return on plan assets      10.25%       10.00%

              American General Life Insurance Company of New York

H.  BENEFIT PLANS (CONTINUED)

The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense in other assets at December 31 were as follows:

                                          1998             1997
                                        -------------------------
                                              (In Thousands)

Projected benefit obligation (PBO)      $ 17,774         $  2,476
Plan assets at fair value                 15,679            4,704
                                        -------------------------
Plan assets at fair value in excess of
  (less than) PBO                         (2,095)           2,228
Other unrecognized items, net              2,628           (2,094)
                                        -------------------------
Prepaid pension expense                 $    533         $    134
                                        =========================

The change in PBO was as follows:

                                          1998             1997
                                        -------------------------
                                              (In Thousands)

PBO at January 1                        $  2,476         $  2,204
Service and interests costs                1,943              212
Benefits paid                               (208)             (91)
Actuarial loss                             1,886              (71)
Amendments, transfers, and acquisitions   11,677              222
                                        -------------------------
PBO at December 31                      $ 17,774         $  2,476
                                        =========================
The change in the fair value of plan assets was as follows:

                                          1998             1997
                                        -------------------------
                                              (In Thousands)

Fair value of plan assets as January 1  $  4,704         $  3,022
Actual return on plan assets               1,706              688
Benefits paid                               (285)             (91)
Acquisitions and other                     9,477            1,085
                                        -------------------------
Fair value of plan assets at
  December 31                           $ 15,679         $  4,704
                                        =========================

              American General Life Insurance Company of New York

H.  BENEFIT PLANS (CONTINUED)

Substantially all employees of AGC, and certain of its subsidiaries, who have completed at least one year of service or have reached the age of 35 are eligible to participate in a qualified defined-contribution plan. Additionally, nonsalaried employees who have completed 1,000 hours of service in one service year and have attained age 21 are eligible to participate. Employees who elect to participate may contribute from 1% to 16% of their base pay. The Company's contributions are based on a rate which will range from 50% to 100% of the first 6% of employee contributions. At December 31, 1998, the fair value of the defined-contribution plan's assets was approximately $549 million.

Certain officers of the Company participate in American General Corporation's Stock and Incentive Plan, which provides for the award of stock options, restricted stock awards, performance awards, and incentive awards to key employees. Stock options constitute the majority of such awards. Under the Stock and Incentive Plan, awards may be granted for a total of 6,241,421 shares of AGC's common stock. For stock options, option prices must be at least 100% of the fair market value of the common stock on the date of grant. Stock options were granted during the years 1988 through 1998.

As of December 31, 1998, 4,804,906 shares of AGC's common stock were subject to options granted under the Stock and Incentive Plan, with stock option prices ranging from $15.375 to $69.4687. During 1998, options for 605,229 shares of AGC's common stock became exercisable under the Stock and Incentive Plan, with option prices ranging from $32.00 to $50.1875. During 1998, 628,933 shares of AGC's common stock were exercised under options subject to the Stock and Incentive Plan, with option prices ranging from $15.375 to $44.2688 and the fair market value prices ranging from $53.1250 to $78.50.

The Company also has an agents' defined-contribution money purchase pension plan for its independent field force. The Company does not fund this plan.

In addition to pension benefits, the Company provides life, medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

              American General Life Insurance Company of New York

I.  CAPITAL AND SURPLUS

On January 1, 1993, the NAIC adopted a Risk-Based Capital ("RBC") formula that can be used to evaluate the adequacy of life insurance companies' statutory capital and surplus. Calculations at December 31, 1998, using the RBC formula, indicate the Company's level of capitalization exceeds regulatory requirements.

The amount of dividends which can be paid by the Company during any 12-month period to its parent, without prior notification to the Superintendent of Insurance, is limited according to regulations of the State of New York.

J.  LEASES

Effective April 1, 1994, the Company extended its lease for eight years for an annual amount of $1,147,414 on the premises occupied in the home office building. The Company is a partner in a joint venture which owns the home office building.

Total rental expense for all leases was $2,257,188 and $2,636,083 in 1998 and 1997, respectively. The future minimum rental commitments for leases as of December 31, 1998 are approximately $1,147,414 per year for 1999 through 2002.

K.  COMMITMENTS AND CONTINGENCIES

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices and a number of these lawsuits have resulted in substantial settlements. The Company is a defendant in such purported class action lawsuits filed since 1996, asserting claims related to pricing and sales practices. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve the market conduct class action lawsuits. The settlements are not final until approved by the courts and any appeals are resolved. If court approvals are obtained and appeals are not taken, it is expected the settlements will be final in the third quarter of 1999. The proposed settlements will not have a material impact on the Company's financial condition or business operations.

In conjunction with the proposed resolution, the Company recorded a charge to unassigned surplus of $17,011,649. The charge covers cost of policyholder benefits and other anticipated expenses resulting from the proposed resolution, as well as other administrative and legal costs. In addition to the charges recorded in 1998, the Company

              American General Life Insurance Company of New York

K.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. Such expenses are not expected to have a material adverse effect on the Company's financial position or results of operations.

The Company is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suits.

L.  TRANSACTIONS WITH AFFILIATES

Various American General companies provide services to the Company, principally data processing, investment advisory, and professional services. The Company incurred expenses of approximately $8,816,976 and $9,717,900 for such services in 1998 and 1997, respectively. Accounts payable for such services at December 31, 1998 and 1997 were not material to the Company's financial position.

As noted previously, the Company is a partner in a joint venture which owns the home office building. The annual rent for premises occupied in the home office building is $1,147,414.

Franklin United Life Insurance Company ("FULIC") was merged with and into the Company effective December 31, 1995. FULIC, in the normal course of business, established reinsurance treaties with its former parent, The Franklin Life Insurance Company. One such treaty is a 50% quota share ceded reinsurance agreement for certain group annuity contracts. In addition, FULIC ceded life insurance risks in excess of its retention limit to Franklin. Both treaties are still in effect.

              American General Life Insurance Company of New York

L.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company may borrow funds from AGC under an intercompany short-term borrowing agreement. These borrowings are unsecured. Interest is charged on the average borrowings based on the commercial paper rate. The amounts outstanding under the borrowing agreement were $0 and $156,000 at December 31, 1998 and 1997, respectively.

M.  PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. They represented 5.08% and 4.80% of insurance in force at December 31, 1998 and 1997, respectively. Dividends of $2,645,871 and $2,222,995 were paid to policyholders in 1998 and 1997, respectively.

N.  YEAR 2000 CONTINGENCY (UNAUDITED)

INTERNAL SYSTEMS

The Company's ultimate parent, American General Corporation, (AGC) has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including the Company, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the Company to business interruptions due to Year 2000 Issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operation. As of December 31, 1998, substantially all of the Company's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

THIRD PARTY RELATIONSHIPS

The Company has relationships with various third parties who must also be Year 2000 ready. These third parties provide, or receive resources and services to (or from) the

              American General Life Insurance Company of New York

N.  YEAR 2000 CONTINGENCY (UNAUDITED) (CONTINUED)

Company and include organization with which the Company exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communication and utilities for office facilities; investors, customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that the Company exercises less, or no, control over Year 2000 readiness. The Company has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those related to the Company. A more detailed evaluation will be completed during the first quarter 1999 as part of the Company's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, the Company's testing activities will extend through 1999.

CONTINGENCY PLANS

The Company has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000 related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. The Company is currently developing action plans and expects to substantially complete all contingency planning activities by April 30, 1999.

RISKS AND UNCERTAINTIES

Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency action, the Company believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on the Company's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and the Company is not able to predict a most reasonably likely worst case scenario. If conversion

              American General Life Insurance Company of New York

N.  YEAR 2000 CONTINGENCY (UNAUDITED) (CONTINUED)

of the Company's internal systems is not completed on a timely basis (due to non-performance by significant third party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing the Company's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issue could have a material adverse impact on the Company's operation following the turn of the century.

COSTS

Through December 31, 1998, the Company has incurred, and anticipates that it will continue to incur costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on the Company results of operations or financial condition. In addition, the Company has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with the Company's normal accounting policies.

                                    PART C


                               OTHER INFORMATION
                               -----------------


Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements

               PART A:  None

               PART B:

       (1) Financial Statements of Generations Divisions of American General Life Insurance Company of New York Separate Account E:

       Report of Ernst & Young LLP, Independent Auditors
       Statement of Net Assets as of December 31, 1998
       Statement of Operations for the year ended December 31, 1998 Statement of Changes in Net Assets for the year ended
          December 31, 1998
       Notes to Financial Statement

       (2) Statutory Basis Financial Statements of American General Life Insurance Company of New York:

       Report of Ernst & Young LLP, Independent Auditors
       Balance Sheets as of December 31, 1998 and 1997
       Statements of Operations for the years ended
          December 31, 1998 and 1997
       Statements of Changes in Capital and Surplus for the years ended
          December 31, 1998 and 1997
       Statements of Cash Flows for the years ended
          December 31, 1998 and 1997
       Notes to Statutory Basis Financial Statements

               PART C:  None

          (b)  Exhibits

               (1) (a) American General Life Insurance Company of New York Board of Directors resolution authorizing the establishment of Separate Account E./1/

                   (b) Resolution of the Board of Directors of American General Life Insurance Company of New York providing for, among other things (i) the reactivation of Separate Account E of American

                           General Life Insurance Company of New York; and (ii) the marketing of variable annuity products in New York./4/

               (2)         None

               (3) (a) Master Marketing and Distribution Agreement By and Among American General Life Insurance Company of New York, American General Securities Incorporated and Van Kampen American Capital Distributors, Inc./5/

                   (b)(i) Form of Participation Agreement by and among American General Life Insurance Company of New York, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc./5/

                     (ii) Form of Participation Agreement by and among American General Life Insurance Company of New York, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc. And Miller Anderson & Sherrerd LLP./5/

                   (c) Specimen form of Selling Group Agreement by and among American General Life Insurance Company of New York, American General Securities Incorporated, and Van Kampen American Capital Distributors, Inc./5/

               (4) (a) Specimen form of Master Group Annuity Contract (Form No. 96034N)./5/

                   (b) Specimen form of Group Annuity Certificate (Form No. 96033N)./5/

               (5) (a) Specimen form of Application for Certificate Form No. 96033N./5/

                   (b)(i)  Specimen form of Generations Service Request./4/

                     (ii) Specimen form of Generations Service Request, amended May 1, 1998. (Filed herein)

                   (c) Specimen form of Special Request for Surrender Charge Waiver under Certificate Form No. 96033N./4/

                   (d) Specimen form of Dollar Cost Averaging Form. (Filed herein)

               (6) (a) Copy of the Charter and all amendments thereto of American General Life Insurance Company of New York./2/

                   (b) Copy of the Bylaws, as amended, of American General Life Insurance Company of New York./3/

               (7)         None

               (8) Form of Administrative Services Agreement, Section 1.(f), between American General Life Insurance Company of New York and American General Life Insurance Company./5/

               (9)         Opinion and Consent of Counsel./4/

               (10)        Consent of Independent Auditors

               (11)        None

               (12)        None

               (13)(a)(i) Computations of hypothetical historical average annual total returns for the Emerging Growth, Enterprise, Domestic Income, Government, and Money Market Divisions, available under Certificate Form No 96033N for the one and five year periods ended December 31, 1996, and since inception/6/.

                     (ii) Computation of hypothetical historical average annual total returns for the Real Estate Securities Division, available under Certificate Form No. 96033N for the one and five year periods ended December 31, 1996, and since inception/6/.

                     (iii) Computations of hypothetical historical average
                           annual total returns for the Growth and Income, Strategic Stock, Asian Equity, Emerging Markets Equity, Equity Growth, Global Equity, International Magnum, Fixed Income, High Yield, Mid Cap Value, and Value Divisions, available under Certificate Form No. 96033N for the one and five year periods ended December 31, 1997, and since inception./7/

                   (b)(i) Computations of hypothetical historical total returns for the Emerging Growth, Enterprise, Domestic Income, Government, and Money Market Divisions, available under Certificate Form No. 96033N for the one and five year periods ended December 31, 1996, and since inception/6/.

                     (ii) Computation of hypothetical historical total returns for the Real Estate Securities Division, available under Certificate Form No. 96033N for the one and five year periods ended December 31, 1996, and since inception/6/.

                     (iii) Computations of hypothetical historical total
                           returns for the Growth and Income, Strategic Stock, Asian Equity, Emerging Markets Equity, Equity Growth, Global Equity, International Magnum, Fixed Income, High Yield, Mid Cap Value, and Value Divisions, available under Certificate Form No. 96033N for the one and five year periods ended December 31, 1997, and since inception./7/

                   (c)(i) Computations of hypothetical historical cumulative total returns for the Emerging Growth, Enterprise, Domestic Income, Government, and Money Market Divisions, available under Certificate Form No. 96033N for the one and five year periods ended December 31, 1996, and since inception/6/.

                     (ii) Computation of hypothetical historical cumulative total returns for the Real Estate Securities Division, available under Certificate Form No. 96033N for the one and five year periods ended December 31, 1996, and since inception/6/.

                     (iii) Computations of hypothetical historical
                           cumulative total returns for the Growth and Income, Strategic Stock, Asian Equity, Emerging Markets Equity, Equity Growth, Global Equity, International Magnum, Fixed Income, High Yield, Mid Cap Value, and Value Divisions, available under Certificate Form No. 96033N for the one and five year periods ended December 31, 1997, and since inception./7/

                   (d) Computations of hypothetical historical 30 day yield for the Domestic Income Division and the Government Division, available under Certificate Form No. 96033N for the one month period ended December 31, 1996./4/

                   (e) Computations of hypothetical historical seven day yield and effective yield for the Money Market Division, available under Certificate Form No. 96033N for the seven day period ended December 31, 1996./4/

               (14)        Financial Data Schedule. (See Exhibit 27 below.)

               (15)  (a)   Power of Attorney with respect to Registration
                           Statements and Amendments thereto signed by the following persons in their capacities as directors and, where applicable, officers of American General
                           Life Insurance Company of New York:  Ms. Baetz and
                           Ms. Ewers, and Messrs. Martin, Newton, D'Agostino,
                           Slepicka, Herbert, Atnip, Bacas, Corcoran, Fox,
                           Gibbons, O'Hara, and Trotta./4/

                     (b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the following person in his capacity as director and, where applicable, officer of American General Life Insurance Company of New
                           York: Mr. Christopher Ruisi./5/

               (27) (Inapplicable, because, notwithstanding Item 24.(b) as to Exhibits, the Commission staff has advised that no such Schedule is required.)

  /1/ Incorporated herein by reference to the initial filing of Registrant's Form S-6 Registration Statement (File No. 2-67441 and No. 811-3050).

  /2/ Incorporated herein by reference to Post-Effective Amendment No. 2 to initial filing of Registrant's Form S-6 Registration Statement (File No. 2-67441 and No. 811-3050).

  /3/ Incorporated herein by reference to Post-Effective Amendment No. 3 to initial filing of Registrant's Form S-6 Registration Statement (File No. 2-67441 and 811-3050).

  /4/ Previously filed in Registrant's Form N-4 Registration Statement (File No. 333-32387 and No. 811-3050), filed on July 30, 1997.

  /5/ Previously filed in Pre-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-32387 and No. 811-3050), filed on February 6, 1998.

  /6/ Previously filed in Pre-Effective Amendment No. 2 to Registrant's Form N-4 Registration Statement (File No. 333-32387 and No. 811-3050), filed on February 18, 1998.

  /7/ Previously filed in Post-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-32387 and No. 811-3050), filed on April 29, 1998.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors, executive officers, and, to the extent responsible for variable annuity operations, other officers of the depositor are listed below.

                                      Positions and Offices
          Name and Principal          with the
          Business Address            Depositor
          ------------------          ----------------------

          Rodney O. Martin, Jr.       Director, Chairman of the Board, President
          2727-A Allen Parkway        & Chief Executive Officer
          Houston, TX    77019

          Jon P. Newton               Director, Senior Chairman
          2929 Allen Parkway
          Houston, TX   77019

          Robert F. Herbert, Jr.      Director, Senior Vice President,
          2727-A Allen Parkway        Controller & Treasurer
          Houston, TX   77019

          William A. Bacas            Director
          182 Ridge Street
          Glens Falls, NY   12801

          John R. Corcoran            Director
          12 Hawthorne Drive
          Sudbury, MA   01776

          Dr. Patricia O. Ewers       Director
          Pace University
          Pace Plaza
          New York, NY   10038

          Thomas H. Fox               Director
          112 Northport Point
          Northport, MI   49670

          David A. Fravel             Director, Executive Vice President
          2727-A Allen Parkway
          Houston, Texas   77019

          William J. O'Hara, Jr.      Director
          AJ Tech
          2590 Pioneer Avenue
          Vista, CA   92083

          Philip K. Polkinghorn       Director, Executive Vice President &
          2727-A Allen Parkway        Chief Financial Officer
          Houston, Texas   77019

          Gary D. Reddick             Director, Executive Vice President
          2727-A Allen Parkway
          Houston, Texas   77019

          George B. Trotta            Director
          541 East 20th Street
          Apartment 14F
          New York, NY  10010

          R. Stephen Watson           Director
          300 South State Street
          Syracuse, NY   13202

          John V. LaGrasse            Executive Vice President & Chief
          2727-A Allen Parkway        Technology Officer
          Houston, TX   77019

          Simon J. Leech              Senior Vice President
          2727-A Allen Parkway
          Houston, TX   77019

          Wayne A. Barnard            Senior Vice President & Chief Actuary
          2727-A Allen Parkway
          Houston, TX   77019

          Ross D. Friend              Senior Vice President & Chief
          2727 Allen Parkway          Compliance Officer
          Houston, TX   77019

          William Guterding           Senior Vice President & Chief
          125 Maiden Lane             Underwriting Officer
          New York, NY   10038-4992

          Althea R. Johnson           Vice President, Assistant Controller
          2727-A Allen Parkway        and Assistant Secretary
          Houston, TX   77019

          Rosalia S. Nolan            Vice President
          2727-A Allen Parkway
          Houston, Texas   77019

          Larry M. Robinson           Vice President
          2727-A Allen Parkway
          Houston, Texas   77019

          Richard W. Scott            Vice President & Chief Investment
          2929 Allen Parkway          Officer
          Houston, TX   77019

          Thomas M. Zurek             Senior Vice President & General Counsel
          2929 Allen Parkway
          Houston, TX   77019

          Don M. Ward                 Vice President
          2727 Allen Parkway
          Houston, TX   77019

          Sandra M. Smith            Associate General Counsel
          300 South State Street      & Assistant Secretary
          Syracuse, NY   13202

          Pauletta P. Cohn           Secretary
          2727-A Allen Parkway
          Houston, TX   77019

          K. David Nunley            Assistant Tax Officer
          2727-A Allen Parkway
          Houston, TX   77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The following is a list of American General Corporation's subsidiaries as of March 31, 1999. All subsidiaries listed are corporations, unless otherwise indicated. Subsidiaries of subsidiaries are indicated by indentations and unless otherwise indicated, all subsidiaries are wholly owned. Inactive subsidiaries are denoted by an asterisk (*).

                                                            Jurisdiction of
                         Name                                Incorporation
------------------------------------------------------      ---------------
AGC Life Insurance Company                                      Missouri
 American General Life and Accident Insurance Company/6/        Tennessee
   Stylistic Distribution Corporation                           Delaware
   Millennium Distribution Corporation                          Delaware
   New Age Distribution Corporation                             Delaware
   Good-To-Great Distribution Corporation                       Delaware
   Next Generation Distribution Corporation                     Delaware
   New Technology Distribution Corporation                      Delaware
   Life Application Distribution Corporation                    Delaware
   American General Exchange, Inc.                              Tennessee
   Independent Fire Insurance Company                           Florida
     American General Property Insurance Company
     of Florida                                                 Florida
 American General Life Insurance Company/7/                     Texas
   American General Annuity Service Corporation                 Texas
   American General Life Companies                              Delaware
   American General Life Insurance Company of New York          New York
     The Winchester Agency Ltd.                                 New York
   The Variable Annuity Life Insurance Company                  Texas
     PESCO Plus, Inc/15/                                        Delaware
     American General Gateway Services, L.L.C./16/               Delaware
     The Variable Annuity Marketing Company                     Texas
     VALIC Investment Services Company                          Texas
     VALIC Retirement Services Company                          Texas
     VALIC Trust Company                                        Texas
 American General Property Insurance Company                    Tennessee
 The Franklin Life Insurance Company                            Illinois
   The American Franklin Life Insurance Company                 Illinois
   Franklin Financial Services Corporation                      Delaware
 HBC Development Corporation                                    Virginia
 Templeton American General Life of Bermuda, Ltd/14/            Bermuda

 Western National Corporation                                   Delaware
   WNL Holding Corp.                                            Delaware
     American General Annuity Insurance Company/8/                Texas
     American General Assignment Corporation                    Texas
 AGA Brokerage Services, Inc.                                   Delaware
     A.G. Investment Advisory Services, Inc..                   Delaware
     American General Financial Institution Group, Inc.         Delaware
     WNL Insurance Services, Inc.                               Delaware
American General Corporation*                                   Delaware
American General Delaware Management Corporation/1/               Delaware
American General Finance, Inc.                                  Indiana
 HSA Residential Mortgage Services of Texas, Inc.               Delaware
 AGF Investment Corp.                                           Indiana
 American General Auto Finance, Inc. .                          Delaware
 American General Finance Corporation/9/                        Indiana
   American General Finance Group, Inc.                         Delaware
     American General Financial Services, Inc./10/              Delaware
       The National Life and Accident Insurance Company         Texas
   Merit Life Insurance Co.                                     Indiana
   Yosemite Insurance Company                                   Indiana
 American General Finance, Inc.                                 Alabama
 American General Financial Center                              Utah
 American General Financial Center, Inc.*                       Indiana
 American General Financial Center, Incorporated*               Indiana
 American General Financial Center Thrift Company*              California
 Thrift, Incorporated*                                          Indiana
American General Investment Advisory Services, Inc.*            Texas
American General Investment Holding Corporation/11/               Delaware
American General Investment Management Corporation/11/          Delaware
American General Realty Advisors, Inc.                          Delaware
American General Realty Investment Corporation                  Texas
 AGLL Corporation/12/                                           Delaware
 American General Land Holding Company                          Delaware
   AG Land Associates, LLC/12/                                  California
 GDI Holding, Inc.*/13/                                         California
 Pebble Creek Service Corporation                               Florida
 SR/HP/CM Corporation                                           Texas
Green Hills Corporation                                         Delaware
Knickerbocker Corporation                                       Texas
 American Athletic Club, Inc.                                   Texas
Pavilions Corporation                                           Delaware
USLIFE Corporation                                              Delaware
 All American Life Insurance Company                            Illinois
 American General Assurance Company                             Illinois
   American General Indemnity Company                           Nebraska
   USLIFE Credit Life Insurance Company of Arizona              Arizona
 American General Life Insurance Company of
  Pennsylvania                                                  Pennsylvania

 I.C. Cal*                                                      California
 The Old Line Life Insurance Company of America                 Wisconsin
 The United States Life Insurance Company in the City
  of New York                                                   New York
 USLIFE Agency Services, Inc.                                   Illinois
 USMRP, Ltd.                                                    Turks & Caicos
 USLIFE Financial Institution Marketing Group, Inc.             California
 USLIFE Insurance Services Corporation                          Texas
 USLIFE Realty Corporation                                      Texas
 USLIFE Real Estate Services Corporation                        Texas
 USLIFE Systems Corporation                                     Delaware

American General Finance Foundation, Inc. is not included on this list. It is a non-profit corporation.


                                     NOTES

/1/ The following limited liability companies were formed in the State of Delaware on March 28, 1995. The limited liability interests of each are jointly owned by AGC and AGDMC and the business and affairs of each are managed by AGDMC:

     American General Capital, L.L.C.
     American General Delaware, L.L.C.

/2/ On November 26, 1996, American General Institutional Capital A ("AG Cap Trust A"), a Delaware business trust, was created. On March 10, 1997, American General Institutional Capital B ("AG Cap Trust B"), also a Delaware business trust, was created. Both AG Cap Trust A's and AG Cap Trust B's business and affairs are conducted through their trustees:
     Bankers Trust Company and Bankers Trust (Delaware). Capital securities of each are held by non-affiliated third party investors and common securities of AG Cap Trust A and AG Cap Trust B are held by AGC.

/3/ On November 14, 1997, American General Capital I, American General Capital II, American General Capital III, and American General Capital IV (collectively, the "Trusts"), all Delaware business trusts, were created. Each of the Trusts' business and affairs are conducted through its trustees: Bankers Trust (Delaware) and James L. Gleaves (not in his individual capacity but solely as Trustee).

/4/ On July 10, 1997, the following insurance subsidiaries of AGC became the direct owners of the indicated percentages of membership units of SBIL B, L.L.C. ("SBIL B"), a U.S. limited liability company: VALIC (22.6%), FL (8.1%), AGLA (4.8%) and AGL (4.8%).

     Through their aggregate 40.3% interest in SBIL B, VALIC, FL, AGLA and AGL indirectly own approximately 28% of the securities of SBI, an English company, and 14% of the securities of ESBL, an English company, SBP, an English company, and SBFL, a Cayman Islands company. These interests are held for investment purposes only.

/5/ Effective December 5, 1997, AGC and Grupo Nacional Provincial, S.A. ("GNP") completed the purchase by AGC of a 40% interest in Grupo Nacional Provincial Pensions S.A. de C.V., a new holding company formed by GNP, one of Mexico's largest financial services companies.

/6/ AGLA owns approximately 12% of Whirlpool Financial Corp. ("Whirlpool") preferred stock. AGLA's holdings in Whirlpool represents approximately 3% of the voting power of the capital stock of Whirlpool. The interests in Whirlpool (which is a corporation that is not associated with AGC) are held for investment purposes only.

/7/ AGL owns 100% of the common stock of American General Securities Incorporated ("AGSI"), a full-service NASD broker-dealer. AGSI, in turn, owns 100% of the stock of the following insurance agencies:

       American General Insurance Agency, Inc. (Missouri)
       American General Insurance Agency of Hawaii, Inc. (Hawaii)
       American General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     In addition, the following agencies are indirectly related to AGSI, but not owned or controlled by AGSI:
       American General Insurance Agency of Ohio, Inc. (Ohio)
       American General Insurance Agency of Texas, Inc. (Texas)
       American General Insurance Agency of Oklahoma, Inc. (Oklahoma)
       Insurance Masters Agency, Inc. (Texas)

     AGSI and the foregoing agencies are not affiliates or subsidiaries of AGL under applicable holding company laws, but they are part of the AGC group of companies under other laws.

/8/ AGA Series Trust is a Massachusetts business trust, all of the shares of which are held in the separate account of AGA for the benefit of AGA variable annuity policyholders.

/9/ American General Finance Corporation is the parent of an additional 48 wholly-owned subsidiaries incorporated in 30 states and Puerto Rico for the purpose of conducting its consumer finance operations, including those noted in footnote 10 below.

/10/ American General Financial Services, Inc. is the parent of an additional 7 wholly-owned subsidiaries incorporated in 4 states and Puerto Rico for the purpose of conducting its consumer finance operations.

/11/ American General Investment Management, L.P. is jointly owned by AGIHC and
     AGIMC. AGIHC holds a 99% limited partnership interest, and AGIMC owns a 1% general partnership interest.

/12/ AG Land Associates, LLC is jointly owned by AGLH and AGLL.  AGLH holds a
     98.75% managing interest and AGLL owns a 1.25% managing interest.

/13/ AGRI owns only a 75% interest in GDI Holding, Inc.

/14/ AGCL owns 50% of the common stock of TAG Life.  Templeton International,
     Inc., a Delaware corporation, owns the remaining 50% of TAG Life. Templeton International, Inc. is not affiliated with AGC.

/15/ VALIC holds 900 (90%) of the outstanding common shares.  The Florida
     Education Association/United, a Florida teachers union and unaffiliated third party, holds the remaining 100 (10%) of the outstanding common shares.

/16/ VALIC holds (90%) of the outstanding common shares.  Gateway Investment
     Services, Inc., a California corporation and an unaffiliated third party, holds the remaining 10% of the outstanding common shares.

COMPANY ABBREVIATIONS AS USED IN ITEM #26:


                                                                         State/Jur.
    Abb.                       Company                                  of Domicile
-----------  -------------------------------------------------------    -----------

AAL          All American Life Insurance Company....................          IL
AAth         American Athletic Club, Inc............................          TX
AFLI         The American Franklin Life Insurance Company...........          IL
AGA          American General Annuity Insurance Company.............          TX
AGAC         American General Assurance Company.....................          IL
AGAS         American General Annuity Service Corporation...........          TX
AGBS         AGA Brokerage Services, Inc............................          DE
AGC          American General Corporation...........................          TX
AGCL         AGC Life Insurance Company.............................          MO
AGDMC        American General Delaware Management Corporation.......          DE
AGF          American General Finance, Inc..........................          IN
AGFC         American General Finance Corporation...................          IN
AGFCI        American General Financial Center, Incorporated........          IN
AGFCT        American General Financial Center Thrift Company.......          CA
AGFG         American General Finance Group, Inc....................          DE
AGF Inv      AGF Investment Corp....................................          IN
AGFn         American General Financial Center......................          UT
AGFnC        American General Financial Center, Inc.................          IN
AGFS         American General Financial Services, Inc...............          DE
AGGS         American General Gateway Services, L.L.C...............          DE
AGIA         American General Insurance Agency, Inc.................          MO
AGIAH        American General Insurance Agency of Hawaii, Inc.......          HI
AGIAM        American General Insurance Agency of
             Massachusetts, Inc.....................................          MA
AGIAO        American General Insurance Agency of Ohio, Inc.........          OH
AGIAOK       American General Insurance Agency of Oklahoma, Inc.....          OK
AGIAS        A.G. Investment Advisory Services, Inc.................          DE
AGIAT        American General Insurance Agency of Texas, Inc........          TX
AGIHC        American General Investment Holding Corporation........          DE
AGIM         American General Investment Management, L.P............          DE
AGIMC        American General Investment Management Corporation.....          DE
AGIND        American General Indemnity Company.....................          NE
AGFIG        American General Financial Institution Group, Inc......          DE
AGL          American General Life Insurance Company................          TX
AGLC         American General Life Companies .......................          DE
AGLA         American General Life and Accident Insurance Company...          TN
AGLH         American General Land Holding Company..................          DE



AGLL         AGLL Corporation.......................................          DE
AGNY         American General Life Insurance Company of New York....          NY
AGPA         American General Life Insurance Company of Pennsylvania          PA
AGPIC        American General Property Insurance Company............          TN
AGRA         American General Realty Advisors, Inc..................          DE
AGRI         American General Realty Investment Corporation.........          TX
AGSI         American General Securities Incorporated...............          TX
AGX          American General Exchange, Inc.........................          TN
ASGN         American General Assignment Corporation................          TX
FFSC         Franklin Financial Services Corporation................          DE
FL           The Franklin Life Insurance Company....................          IL
GHC          Green Hills Corporation................................          DE
GGDC         Good-To-Great Distribution Corporation.................          DE
HBDC         HBC Development Corporation............................          VA
IFIC         Independent Fire Insurance Company.....................          FL
RMST         HSA Residential Mortgage Services of Texas, Inc........          DE
KC           Knickerbocker Corporation..............................          TX
LADC         Life Application Distribution Corporation..............          DE
ML           Merit Life Insurance Co................................          IN
MDC          Millennium Distribution Corporation....................          DE
NLA          The National Life and Accident Insurance Company.......          TX
NADC         New Age Distribution Corporation.......................          DE
NTDC         New Technology Distribution Corporation................          DE
NGDC         Next Generation Distribution Corporation...............          DE
OLL          The Old Line Life Insurance Company of America.........          WI
PAV          Pavilions Corporation..................................          DE
PCSC         Pebble Creek Service Corporation.......................          FL
PPI          PESCO Plus, Inc........................................          DE
PIFLA        American General Property Insurance Company of Florida.          FL
SRHP         SR/HP/CM Corporation...................................          TX
SDC          Stylistic Distribution Corporation.....................          DE
TAG Life     Templeton American General Life of Bermuda, Ltd........          BA
TI           Thrift, Incorporated...................................          IN
UAS          USLIFE Agency Services, Inc............................          IL
UC           USLIFE Corporation.....................................          DE
UCLA         USLIFE Credit Life Insurance Company of Arizona........          AZ
UFI          USLIFE Financial Institution Marketing Group, Inc......          CA
UIS          USLIFE Insurance Services Corporation..................          TX
URC          USLIFE Realty Corporation..............................          TX
USC          USLIFE Systems Corporation.............................          DE
USMRP        USMRP, Ltd.............................................          T&C
USL          The United States Life Insurance Company in the City of
             New York                                                         NY
VALIC        The Variable Annuity Life Insurance Company............          TX
VAMCO        The Variable Annuity Marketing Company.................          TX
VISCO        VALIC Investment Services Company......................          TX
VRSCO        VALIC Retirement Services Company......................          TX
VTC          VALIC Trust Company....................................          TX
WA           The Winchester Agency Ltd..............................          NY
WIS          WNL Insurance Services, Inc............................          DE
WNC          Western National Corporation...........................          DE
WNLH         WNL Holding Corp.......................................          DE
YIC          Yosemite Insurance Company.............................          IN

ITEM 27.  NUMBER OF CERTIFICATE OWNERS

As of March 31, 1999, there were 10 owners of Certificates offered by this Registration Statement.


ITEM 28. INDEMNIFICATION

AGNY's By-Laws, as amended, include provisions concerning the indemnification of its officers and directors, and certain other persons, which provide in substance as follows:

Article X, section 1, of AGNY's By-Laws provide, in part, that AGNY shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of AGNY) by reason of the fact that such person is or was serving at the request of AGNY, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of AGNY and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article X, section 2, provides that AGNY shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of AGNY to procure a judgement in its favor by reason of the fact that such person is or was acting in behalf of AGNY, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of AGNY, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 2: (1) of amounts paid in settling or otherwise disposing of a threatened or pending action; (2) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to AGNY, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

Article X, section 4, provides that, with certain exceptions, any indemnification under Article X shall be made by AGNY only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article X:

(1) By the Board of Directors acting by a quorum consisting of Directors who are not parties to such action or proceeding upon a finding that the Director has met the standard of conduct set forth in Section 1 or 2 of this Article respectively or established pursuant to Sec. 721 of the Business Corporation Law, as the case may be; or,

(2) If a quorum under sub-paragraph (1) is not obtainable, or even if obtainable, a quorum of disinterested Directors so directs:

    (a) By the Board of Directors under the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Sections 1 or 2 of this Article or established pursuant to Sec. 721 of the Business Corporation Law has been met by such officer or Director, or

    (b) By the shareholders upon a finding that the Director or officer has met the applicable standard of conduct set forth in such Sections.

    (c) Expenses incurred in defending a civil or criminal action or proceeding may be paid by AGNY in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount as, and to the extent required to be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in Article X, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which such officer or Director is entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Securities Incorporated, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D and American General Life Insurance Company Separate Account VL-R.

(b) The directors and principal officers of the principal underwriter are:

                                      Position and Offices
                                      with Underwriter,
            Name and Principal        American General
            Business Address          Securities Incorporated
            -----------------         -----------------------

            F. Paul Kovach, Jr.       Director and Chairman,
            American General          President and Chief Executive Officer
              Securities Incorporated
            2727 Allen Parkway
            Houston, TX 77019

            Royce G. Imhoff, II       Director
            American General Life
              Companies
            2727-A Allen Parkway
            Houston, Texas 77019

            Rodney O. Martin, Jr.     Director and Vice Chairman
            American General Life
              Companies
            2929 Allen Parkway
            Houston, TX 77019

            John A. Kalbaugh          Vice President - Chief Marketing
            American General Life     Officer
              Companies
            2727 Allen Parkway
            Houston, TX 77019

            Robert M. Roth            Vice President -
            American General          Administration and Compliance,
              Securities              Treasurer and Secretary
              Incorporated
            2727 Allen Parkway
            Houston, TX  77019

            Pauletta P. Cohn          Assistant Secretary
            American General Lifea
              Companies
            2727 Allen Parkway
            Houston, TX  77019

            Robert F. Herbert         Assistant Treasurer
            American General Life
              Companies
            2727-A Allen Parkway
            Houston, Texas 77019

            K. David Nunley           Assistant Associate Tax Officer
            American General Life
              Companies
            2727-A Allen Parkway
            Houston, Texas 77019

            (c) Not Applicable.

ITEM 30.  LOCATION OF RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Companies at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019.

ITEM 31.    MANAGEMENT SERVICES

Not Applicable.

ITEM 32.    UNDERTAKINGS

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Certificates may be accepted; B) to include either (1) as part of any application to purchase a Certificate offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can remove to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

AGNY represents that the fees and charges deducted under the Contract and the Certificates, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AGNY under the Contract and the Certificates.

                              POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Philip K. Polkinghorn, Robert F. Herbert, Jr. and Pauletta P. Cohn and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this amended Registration Statement, which amendment or amendments may make such changes and additions to this amended Registration Statement as such attorney-in-fact may deem necessary or appropriate.


                                 SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company of New York Separate Account E, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 22nd day of April, 1999.


                              AMERICAN GENERAL LIFE INSURANCE
                              COMPANY OF NEW YORK
                              SEPARATE ACCOUNT E
                              (Registrant)

                         BY:  AMERICAN GENERAL LIFE INSURANCE
                               COMPANY OF NEW YORK
                              (On behalf of the Registrant and itself)



                         BY:  /s/ ROBERT F. HERBERT, JR.
                              --------------------------
                              Robert F. Herbert, Jr.
                              Senior Vice President


[SEAL]

ATTEST:    /s/ PAULETTA P. COHN
           --------------------
           Pauletta P. Cohn
           Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                               Title                     Date
---------                               -----                     ----


/s/ RODNEY O. MARTIN, JR.    Principal Executive Officer       April 22, 1999
--------------------------   and Director
(Rodney O. Martin, Jr.)


/s/ PHILIP K. POLKINGHORN    Principal Financial Officer       April 22, 1999
--------------------------   and Director
(Philip K. Polkinghorn)


/s/ ROBERT F. HERBERT, JR.   Principal Accounting Officer      April 22, 1999
--------------------------   and Director
(Robert F. Herbert, Jr.)


/s/ WILLIAM A. BACAS         Director                          April 22, 1999
--------------------------
(William A. Bacas)


/s/ JOHN R, CORCORAN         Director                          April 22, 1999
--------------------------
(John R. Corcoran)


/s/ PATRICIA O. EWERS        Director                          April 22, 1999
--------------------------
(Patricia O. Ewers)


/s/ THOMAS H. FOX            Director                          April 22, 1999
--------------------------
(Thomas H. Fox)


/s/ DAVID A. FRAVEL          Director                          April 22, 1999
--------------------------
(David A. Fravel)


                             Director                          April ____, 1999
--------------------------
(Jon P. Newton)


/s/ WILLIAM J. O'HARA, JR.   Director                          April 22, 1999
--------------------------
(William J. O'Hara, Jr.)


/s/ GARY D. REDDICK          Director                          April 22, 1999
--------------------------
(Gary D. Reddick)


/s/ GEORGE B. TROTTA         Director                          April 22, 1999
--------------------------
(George B. Trotta)


/s/ R. STEPHEN WATSON        Director                          April 22, 1999
--------------------------
(R. Stephen Watson)

                                 EXHIBIT INDEX


Exhibit 5(b)(ii)  Specimen form of Generations Service Request, amended May 1,
                  1998

Exhibit 5(d)      Specimen form of Dollar Cost Averaging Form.

Exhibit 10        Consent of Independent Auditors